UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811- 02753

Guggenheim Variable Funds Trust
(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
(Address of principal executive offices) (Zip code)

Amy J. Lee

Guggenheim Variable Funds Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: January 1, 2021 - December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

12.31.2021

Guggenheim Variable Funds Trust Annual Report

Series
Series A	(StylePlus—Large Core Series)
Series B	(Large Cap Value Series)
Series D	(World Equity Income Series)
Series E	(Total Return Bond Series)
Series F	(Floating Rate Strategies Series)
Series J	(StylePlus—Mid Growth Series)
Series N	(Managed Asset Allocation Series)
Series O	(All Cap Value Series)
Series P	(High Yield Series)
Series Q	(Small Cap Value Series)
Series V	(SMid Cap Value Series)
Series X	(StylePlus—Small Growth Series)
Series Y	(StylePlus—Large Growth Series)
Series Z	(Alpha Opportunity Series)

GuggenheimInvestments.com	GVFT-ANN-1221x1222

TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	5
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
SERIES A (STYLEPLUS—LARGE CORE SERIES)	9
SERIES B (LARGE CAP VALUE SERIES)	18
SERIES D (WORLD EQUITY INCOME SERIES)	27
SERIES E (TOTAL RETURN BOND SERIES)	37
SERIES F (FLOATING RATE STRATEGIES SERIES)	60
SERIES J (STYLEPLUS—MID GROWTH SERIES)	74
SERIES N (MANAGED ASSET ALLOCATION SERIES)	84
SERIES O (ALL CAP VALUE SERIES)	93
SERIES P (HIGH YIELD SERIES)	102
SERIES Q (SMALL CAP VALUE SERIES)	118
SERIES V (SMID CAP VALUE SERIES)	127
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)	137
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)	147
SERIES Z (ALPHA OPPORTUNITY SERIES)	156
NOTES TO FINANCIAL STATEMENTS	174
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	200
OTHER INFORMATION	201
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	203
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	209

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

December 31, 2021

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (the “Investment Advisers”) are pleased to present the annual shareholder report for funds that are part of the Guggenheim Variable Funds Trust (the “Funds”). This report covers performance of the Funds for the annual period ended December 31, 2021.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
Guggenheim Partners Investment Management, LLC

January 31, 2022

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19. The outbreak of COVID-19 and the recovery response causes at times disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded to this situation with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. Recently, the U.S. and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. These actions also contribute to a risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

December 31, 2021

The Series StylePlus Funds may not be suitable for all investors. Investments in large capitalization stocks may underperform other segments of the equity market or the equity market as a whole. ● Investments in small-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. ● The Funds may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Funds’ use of leverage, through borrowings or instruments such as derivatives, may cause the Funds to be more volatile than if they had not been leveraged. ● The Funds’ investments in other investment vehicles subject the Funds to those risks and expenses affecting the investment vehicle. ● The Funds may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Funds may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Funds’ exposure to high yield securities may subject the Funds to greater volatility. ● The Funds may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Funds may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Funds are not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series Value Funds may not be suitable for all investors. ● An investment in the Funds will fluctuate and is subject to investment risks, which means investors could lose money. The intrinsic value of the underlying stocks may never be realized or the stocks may decline in value. Investments in small- and/or mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series D (World Equity Income Series) may not be suitable for all investors. ● Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. ●The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets are generally subject to an even greater level of risks). Additionally, the Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. ●The Fund’s use of leverage, through instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ●The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ●The Fund may have significant exposure to securities in a particular capitalization range e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-denominate capitalization range may underperform other segments of the equity market or the equity market as a whole. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series E (Total Return Bond Series) may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series F (Floating Rate Strategies Series) may not be suitable for all investors. ● Investments in floating rate senior secured syndicated bank loans and other floating rate securities involve special types of risks, including credit rate risk, interest rate risk, liquidity risk and prepayment risk. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements and synthetic instruments (such as synthetic collateralized debt obligations) expose the Fund to many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series N (Managed Asset Allocation Series) may not be suitable for all investors. ● The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The Fund could lose money if the issuer of a bond or a counterparty to a derivatives transaction or other transaction is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

December 31, 2021

of the bond. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including the risk that the Fund will be unable to sell, unwind or value the derivative because of an illiquid market, the risk that the derivative is not well correlated with underlying investments or the Fund’s other portfolio holdings, and the risk that the counterparty is unwilling or unable to meet its obligation. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. Furthermore, if the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs. The Investment Manager may not be able to cause certain of the underlying funds’ performance to match or correlate to that of the underlying funds’ respective underlying index or benchmark, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund’s investments and those of its underlying index or underlying benchmark, rounding of share prices, changes to the composition of the underlying index or underlying benchmark, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund’s and, thus the Fund’s, performance to be less than you expect. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series P (High Yield Series) may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series Z (Alpha Opportunity Series) may not be suitable for all investors. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. There can be no guarantee the Fund will achieve it investment objective. ●The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● Certain of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. ●The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. ●In certain circumstances the Fund may be subject to liquidity risk and it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ●Please read the prospectus for more detailed information regarding these and other risks.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2021

During the 12-month period ended December 31, 2021, the S&P 500 Index reached all-time highs as investors largely brushed off concerns about new COVID-19 variants, global supply chain disruptions, inflationary fears, and other worrying factors that resulted in little more than brief selloffs before the index resumed its upward march.

The economic recovery made considerable progress in 2021 with the help of COVID-19 vaccines and enormous policy stimulus. We expect policymakers, led by the Federal Reserve (the “Fed”), will begin to scale back their support in 2022. However, because of their dovish policy framework, the Fed is deliberately “behind the curve.” As such, we expect real interest rates could remain negative in the near term, supporting above-potential economic growth and risk asset returns. Eventually an overheated economy will require that the Fed apply the brakes more firmly, but we believe that will be a greater concern in 2023.

U.S. real gross domestic product (“GDP”) slowed to 2.3% in the third quarter of 2021, but output has now fully recovered and now exceeds its supply side potential. We believe growth could bounce back to a robust 6–7% in the fourth quarter and remain well above potential in 2022, which would ensure a continued rapid decline in the unemployment rate.

A rapidly tightening labor market will put further pressure on wages, which are already surging. The Employment Cost Index, which is a measure of wage growth given that it controls for compositional changes (e.g. low paid industries losing jobs disproportionately), saw the largest quarterly gain in over 30 years in the third quarter reading. The share of businesses reporting plans to raise wages is also spiking, which suggests that further wage gains are in the pipeline.

As a result, the inflation narrative is evolving from a focus on the series of “transitory” shocks of 2021 to a focus on accelerating wage growth and housing inflation. While we believe that overall inflation will slow in 2022 as durable goods prices recede, core inflation should remain meaningfully above the Fed’s 2.0% target. We therefore expect that the Fed will deliver four rate increases in 2022, starting in March, and begin the process of quantitative tightening.

A key risk to our positive outlook is China, where massive property and credit imbalances threaten to unravel. Real GDP growth in 2021 slowed to a pace of just 4.0%, the weakest in the modern era excluding the first half of 2020. However, Chinese policymakers appear ready to step in to support faster growth. Separately, while the Omicron variant of COVID-19 has produced record cases, reduced severity and vaccines/treatments may portend only a modest drag on growth.

For the 12-month period ended December 31, 2021, the S&P 500® Index* returned 28.71%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 11.26%. The return of the MSCI Emerging Markets Index* was -2.54%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -1.54% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned 5.28%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 0.05% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2021

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is calculated with net dividends reinvested. It is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Morningstar Long/Short Equity Category Average represents long-short portfolios which hold sizable stakes in both long and short positions in equities and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. Some funds may simply hedge long stock positions through exchange traded funds or derivatives. At least 75% of the assets are in equity securities or derivatives.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500® Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth value.

Russell 1000® Value Index: A measure of the performance for the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2021 and ending December 31, 2021.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Series A (StylePlus—Large Core Series)	0.85%	11.31%	$ 1,000.00	$ 1,113.10	$ 4.53
Series B (Large Cap Value Series)	0.79%	7.36%	1,000.00	1,073.60	4.13
Series D (World Equity Income Series)	0.89%	4.80%	1,000.00	1,048.00	4.59
Series E (Total Return Bond Series)	0.78%	0.29%	1,000.00	1,002.90	3.94
Series F (Floating Rate Strategies Series)	1.16%	1.05%	1,000.00	1,010.50	5.88
Series J (StylePlus—Mid Growth Series)	0.89%	2.37%	1,000.00	1,023.70	4.54
Series N (Managed Asset Allocation Series)	0.97%	4.52%	1,000.00	1,045.20	5.00
Series O (All Cap Value Series)	0.87%	5.88%	1,000.00	1,058.80	4.51
Series P (High Yield Series)	1.08%	1.92%	1,000.00	1,019.20	5.50
Series Q (Small Cap Value Series)	1.13%	2.31%	1,000.00	1,023.10	5.76
Series V (SMid Cap Value Series)	0.90%	2.90%	1,000.00	1,029.00	4.60
Series X (StylePlus—Small Growth Series)	1.01%	(3.38%)	1,000.00	966.20	5.01
Series Y (StylePlus—Large Growth Series)	0.88%	12.70%	1,000.00	1,127.00	4.72
Series Z (Alpha Opportunity Series)	2.01%	7.02%	1,000.00	1,070.20	10.49

Table 2. Based on hypothetical 5% return (before expenses)
Series A (StylePlus—Large Core Series)	0.85%	5.00%	$ 1,000.00	$ 1,020.92	$ 4.33
Series B (Large Cap Value Series)	0.79%	5.00%	1,000.00	1,021.22	4.02
Series D (World Equity Income Series)	0.89%	5.00%	1,000.00	1,020.72	4.53
Series E (Total Return Bond Series)	0.78%	5.00%	1,000.00	1,021.27	3.97
Series F (Floating Rate Strategies Series)	1.16%	5.00%	1,000.00	1,019.36	5.90
Series J (StylePlus—Mid Growth Series)	0.89%	5.00%	1,000.00	1,020.72	4.53
Series N (Managed Asset Allocation Series)	0.97%	5.00%	1,000.00	1,020.32	4.94
Series O (All Cap Value Series)	0.87%	5.00%	1,000.00	1,020.82	4.43
Series P (High Yield Series)	1.08%	5.00%	1,000.00	1,019.76	5.50
Series Q (Small Cap Value Series)	1.13%	5.00%	1,000.00	1,019.51	5.75
Series V (SMid Cap Value Series)	0.90%	5.00%	1,000.00	1,020.67	4.58
Series X (StylePlus—Small Growth Series)	1.01%	5.00%	1,000.00	1,020.11	5.14
Series Y (StylePlus—Large Growth Series)	0.88%	5.00%	1,000.00	1,020.77	4.48
Series Z (Alpha Opportunity Series)	2.01%	5.00%	1,000.00	1,015.07	10.21

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest, if any. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement and affiliated waivers. Excluding these expenses, the net expense ratios for the period would be:

Fund	12/31/21
Series A (StylePlus—Large Core Series)	0.83%
Series B (Large Cap Value Series)	0.78%
Series D (World Equity Income Series)	0.89%
Series E (Total Return Bond Series)	0.78%
Series F (Floating Rate Strategies Series)	1.14%
Series J (StylePlus—Mid Growth Series)	0.88%
Series O (All Cap Value Series)	0.86%
Series P (High Yield Series)	1.06%
Series Q (Small Cap Value Series)	1.12%
Series V (SMid Cap Value Series)	0.89%
Series X (StylePlus—Small Growth Series)	1.00%
Series Y (StylePlus—Large Growth Series)	0.87%
Series Z (Alpha Opportunity Series)	2.00%

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2021 to December 31, 2021.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2021

To Our Shareholders:

The Series A (StylePlus TM—Large Core Series) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Qi Yan, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance of the Fund for the fiscal year ended December 31, 2021.

For the year ended December 31, 2021, Series A (StylePlus—Large Core Series) returned 28.48%, compared with the 28.71% return of its benchmark, the S&P 500 Index.

Investment Approach

Through a combination of actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the S&P 500 Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed-income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed-income overlay.

Performance Review and Positioning

Over the period, from 15-25% of the total equity position was allocated to actively managed equity and 75-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund performed in line with the S&P 500 Index for the fiscal year ended December 31, 2021. The fixed income sleeve contributed to total return, as positions in the Guggenheim Ultra Short Duration Fund and the Guggenheim Strategy Funds, net of the investment income earned by these positions, were positive for the period. The actively managed equity sleeve contributed to performance on a relative basis. The passive equity position, maintained through swap agreements and futures contracts, also contributed to performance for the period.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

SERIES A (STYLEPLUS—LARGE CORE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: May 1, 1979

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	30.1%
Guggenheim Variable Insurance Strategy Fund III	25.0%
Guggenheim Ultra Short Duration Fund — Institutional Class	20.1%
Guggenheim Strategy Fund II	6.2%
Microsoft Corp.	1.3%
Apple, Inc.	1.2%
Alphabet, Inc. — Class C	0.6%
Amazon.com, Inc.	0.5%
Cisco Systems, Inc.	0.3%
Accenture plc — Class A	0.3%
Top Ten Total	85.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Series A (StylePlus—Large Core Series)	28.48%	17.76%	15.93%
S&P 500 Index	28.71%	18.47%	16.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	December 31, 2021
SERIES A (STYLEPLUS—LARGE CORE SERIES)

	Shares	Value
COMMON STOCKS† - 17.3%

Technology - 5.6%
Microsoft Corp.	10,423	$3,505,464
Apple, Inc.	18,933	3,361,933
Accenture plc — Class A	1,870	775,208
QUALCOMM, Inc.	3,986	728,920
Broadcom, Inc.	1,089	724,632
Intel Corp.	13,924	717,086
International Business Machines Corp.	4,743	633,949
Texas Instruments, Inc.	3,107	585,576
NetApp, Inc.	5,563	511,740
HP, Inc.	11,497	433,092
Seagate Technology Holdings plc	3,809	430,341
Akamai Technologies, Inc.*	3,608	422,280
Hewlett Packard Enterprise Co.	26,541	418,552
Zebra Technologies Corp. — Class A*	674	401,165
Skyworks Solutions, Inc.	2,447	379,628
NVIDIA Corp.	1,285	377,931
Cerner Corp.	2,687	249,542
Oracle Corp.	2,587	225,612
Advanced Micro Devices, Inc.*	1,377	198,150
KLA Corp.	374	160,861
Total Technology		15,241,662

Consumer, Non-cyclical - 3.0%
Pfizer, Inc.	11,321	668,505
AbbVie, Inc.	4,843	655,742
Philip Morris International, Inc.	6,740	640,300
Bristol-Myers Squibb Co.	10,010	624,123
Amgen, Inc.	2,732	614,618
Gilead Sciences, Inc.	7,912	574,490
Waters Corp.*	1,406	523,876
Gartner, Inc.*	1,526	510,173
Laboratory Corporation of America Holdings*	1,613	506,821
Bio-Rad Laboratories, Inc. — Class A*	662	500,188
Quest Diagnostics, Inc.	2,856	494,116
Hologic, Inc.*	6,288	481,409
Regeneron Pharmaceuticals, Inc.*	648	409,225
United Rentals, Inc.*	870	289,092
Avery Dennison Corp.	1,080	233,895
UnitedHealth Group, Inc.	284	142,608
Johnson & Johnson	810	138,567
Total Consumer, Non-cyclical		8,007,748

Consumer, Cyclical - 2.6%
Lowe’s Companies, Inc.	2,677	691,951
Lennar Corp. — Class A	4,644	539,447
AutoZone, Inc.*	256	536,676
O’Reilly Automotive, Inc.*	757	534,616
Yum! Brands, Inc.	3,841	533,361
Tesla, Inc.*	498	526,276
LKQ Corp.	8,560	513,857
NVR, Inc.*	85	502,254
Whirlpool Corp.	2,030	476,360
Target Corp.	2,056	475,841
Tapestry, Inc.	11,681	474,249
Domino’s Pizza, Inc.	828	467,265
BorgWarner, Inc.	9,572	431,410
Home Depot, Inc.	773	320,803
Total Consumer, Cyclical		7,024,366

Communications - 2.5%
Alphabet, Inc. — Class C*	571	1,652,240
Amazon.com, Inc.*	407	1,357,076
Cisco Systems, Inc.	12,595	798,145
Meta Platforms, Inc. — Class A*	1,817	611,148
Motorola Solutions, Inc.	1,986	539,596
eBay, Inc.	8,069	536,588
Juniper Networks, Inc.	14,354	512,582
F5, Inc.*	942	230,517
AT&T, Inc.	8,142	200,293
Arista Networks, Inc.*	1,185	170,344
Total Communications		6,608,529

Financial - 1.8%
Citigroup, Inc.	9,964	601,726
T. Rowe Price Group, Inc.	2,722	535,254
Capital One Financial Corp.	3,654	530,159
MetLife, Inc.	8,437	527,228
Raymond James Financial, Inc.	4,937	495,675
Everest Re Group Ltd.	1,773	485,660
Cincinnati Financial Corp.	3,871	441,023
Synchrony Financial	8,481	393,433
Berkshire Hathaway, Inc. — Class B*	1,001	299,299
Charles Schwab Corp.	3,425	288,042
JPMorgan Chase & Co.	1,456	230,558
Visa, Inc. — Class A	653	141,512
Total Financial		4,969,569

Industrial - 1.3%
3M Co.	3,288	584,047
Keysight Technologies, Inc.*	2,577	532,177
General Dynamics Corp.	2,537	528,888
Garmin Ltd.	3,660	498,382
Sealed Air Corp.	7,260	489,832
Snap-on, Inc.	2,217	477,498
Huntington Ingalls Industries, Inc.	2,523	471,145
Total Industrial		3,581,969

Basic Materials - 0.5%
LyondellBasell Industries N.V. — Class A	5,550	511,877
Celanese Corp. — Class A	2,990	502,499
Nucor Corp.	3,167	361,513
Total Basic Materials		1,375,889

Total Common Stocks
(Cost $39,185,941)		46,809,732

MUTUAL FUNDS† - 81.4%
Guggenheim Strategy Fund III[1]	3,240,014	81,097,553
Guggenheim Variable Insurance Strategy Fund III[1]	2,705,982	67,541,303

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES A (STYLEPLUS—LARGE CORE SERIES)

	Shares	Value
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	5,469,096	$54,253,430
Guggenheim Strategy Fund II1	674,457	16,780,495
Total Mutual Funds
(Cost $219,579,610)		219,672,781

MONEY MARKET FUND† - 1.6%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[2]	4,300,523	4,300,523
Total Money Market Fund
(Cost $4,300,523)		4,300,523

Total Investments - 100.3%
(Cost $263,066,074)		$270,783,036
Other Assets & Liabilities, net - (0.3)%		(812,481)
Total Net Assets - 100.0%		$269,970,555

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	20	Mar 2022	$4,759,500	$100,275

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	S&P 500 Total Return Index	Pay	0.58% (Federal Funds Rate + 0.50%)	At Maturity	04/07/22	21,948	$219,183,263	$19,979,155

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2021.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
SERIES A (STYLEPLUS—LARGE CORE SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$46,809,732	$—	$—	$46,809,732
Mutual Funds	219,672,781	—	—	219,672,781
Money Market Fund	4,300,523	—	—	4,300,523
Equity Futures Contracts**	100,275	—	—	100,275
Equity Index Swap Agreements**	—	19,979,155	—	19,979,155
Total Assets	$270,883,311	$19,979,155	$—	$290,862,466

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$16,600,429	$234,073	$—	$—	$(54,007)	$16,780,495	674,457	$234,562
Guggenheim Strategy Fund III	57,516,275	23,804,262	—	—	(222,984)	81,097,553	3,240,014	1,005,220
Guggenheim Ultra Short Duration Fund — Institutional Class	47,177,063	15,523,040	(8,117,999)	185,697	(514,371)	54,253,430	5,469,096	518,874
Guggenheim Variable Insurance Strategy Fund III	57,356,264	10,398,979	—	—	(213,940)	67,541,303	2,705,982	900,659
	$178,650,031	$49,960,354	$(8,117,999)	$185,697	$(1,005,302)	$219,672,781		$2,659,315

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES A (STYLEPLUS—LARGE CORE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $43,486,464)	$51,110,255
Investments in affiliated issuers, at value (cost $219,579,610)	219,672,781
Cash	1,561
Segregated cash with broker	250,000
Unrealized appreciation on OTC swap agreements	19,979,155
Prepaid expenses	6,701
Receivables:
Dividends	283,579
Interest	91
Total assets	291,304,123

Liabilities:
Segregated cash due to broker	20,280,000
Payable for:
Swap settlement	279,883
Securities purchased	269,340
Fund shares redeemed	222,814
Management fees	95,622
Distribution and service fees	56,330
Fund accounting/administration fees	16,276
Trustees’ fees*	12,949
Variation margin on futures contracts	12,750
Transfer agent/maintenance fees	2,045
Miscellaneous	85,559
Total liabilities	21,333,568
Commitments and contingent liabilities (Note 12)	—
Net assets	$269,970,555

Net assets consist of:
Paid in capital	$183,656,931
Total distributable earnings (loss)	86,313,624
Net assets	$269,970,555
Capital shares outstanding	4,753,718
Net asset value per share	$56.79

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$690,657
Dividends from securities of affiliated issuers	2,659,315
Interest	1,024
Total investment income	3,350,996

Expenses:
Management fees	1,883,112
Distribution and service fees	627,704
Transfer agent/maintenance fees	25,064
Fund accounting/administration fees	171,914
Professional fees	76,784
Interest expense	19,994
Custodian fees	17,132
Trustees’ fees*	13,173
Line of credit fees	11,115
Miscellaneous	6,429
Total expenses	2,852,421
Less:
Expenses reimbursed by Adviser	(2,857)
Expenses waived by Adviser	(719,139)
Earnings credits applied	(108)
Total waived/reimbursed expenses	(722,104)
Net expenses	2,130,317
Net investment income	1,220,679

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	8,538,357
Investments in affiliated issuers	185,697
Swap agreements	52,295,640
Futures contracts	1,323,011
Net realized gain	62,342,705
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,720,405
Investments in affiliated issuers	(1,005,302)
Swap agreements	(1,710,537)
Futures contracts	68,935
Net change in unrealized appreciation (depreciation)	(926,499)
Net realized and unrealized gain	61,416,206
Net increase in net assets resulting from operations	$62,636,885

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SERIES A (STYLEPLUS—LARGE CORE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,220,679	$1,804,148
Net realized gain on investments	62,342,705	27,369,160
Net change in unrealized appreciation (depreciation) on investments	(926,499)	6,844,741
Net increase in net assets resulting from operations	62,636,885	36,018,049

Distributions to shareholders	(26,897,830)	(12,350,787)

Capital share transactions:
Proceeds from sale of shares	2,897,714	4,825,074
Distributions reinvested	26,897,830	12,350,787
Cost of shares redeemed	(25,651,784)	(28,837,836)
Net increase (decrease) from capital share transactions	4,143,760	(11,661,975)
Net increase in net assets	39,882,815	12,005,287

Net assets:
Beginning of year	230,087,740	218,082,453
End of year	$269,970,555	$230,087,740

Capital share activity:
Shares sold	54,152	113,612
Shares issued from reinvestment of distributions	518,662	294,839
Shares redeemed	(478,128)	(678,666)
Net increase (decrease) in shares	94,686	(270,215)

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES A (STYLEPLUS—LARGE CORE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$49.39	$44.24	$36.80	$45.50	$38.20
Income (loss) from investment operations:
Net investment income (loss)[a]	.26	.38	.68	.83	.62
Net gain (loss) on investments (realized and unrealized)	13.22	7.46	10.06	(3.10)	7.76
Total from investment operations	13.48	7.84	10.74	(2.27)	8.38
Less distributions from:
Net investment income	(.41)	(.74)	(.91)	(.75)	(.50)
Net realized gains	(5.67)	(1.95)	(2.39)	(5.68)	(.58)
Total distributions	(6.08)	(2.69)	(3.30)	(6.43)	(1.08)
Net asset value, end of period	$56.79	$49.39	$44.24	$36.80	$45.50

Total Return[b]	28.48%	18.78%	29.97%	(6.56%)	22.22%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$269,971	$230,088	$218,082	$190,644	$251,795
Ratios to average net assets:
Net investment income (loss)	0.49%	0.88%	1.65%	1.89%	1.48%
Total expenses[c]	1.14%	1.22%	1.27%	1.26%	1.12%
Net expenses[d,e,f]	0.85%	0.89%	0.95%	0.97%	0.91%
Portfolio turnover rate	34%	63%	41%	45%	44%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
—	—	—	0.02%	—

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
0.84%	0.87%	0.89%	0.91%	0.90%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2021

To Our Shareholders:

The Series B (Large Cap Value Series) is managed by a team of seasoned professionals led by David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; James Schier, CFA, Senior Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended December 31, 2021.

For the year ended December 31, 2021, Series B (Large Cap Value Series) returned 27.03%, compared with the Russell 1000® Value Index, which returned 25.16%.

Investment Approach

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained, volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review and Positioning

Rising interest rates, the reopening of the economy following the pandemic, and a historically wide valuation gap between growth and value sectors were among the factors that, in a reversal from the last few years, saw value stocks rival or outperform growth stocks over the period, particularly in the small capitalization space. Early on, the smallest and most sensitive to an improving economy advanced the most, but larger, more growth-focused names stepped up as the market grew concerned about the Delta variant, peak profitability, rising input prices, logistical challenges, and shortages. The Fund tends to own the smaller and more value-focused companies in the benchmark, and lagged its benchmark at times throughout the period.

The Fund benefited from strong security selection, with Materials and Consumer Discretionary contributing the most at the sector level. In Materials, commodity price inflation on the back of an improving economy benefitted steel names such as Nucor Corp. as well as specialty chemical companies like Huntsman Corp. and Olin Corp. In Consumer Discretionary, the Fund was helped by holdings in sellers of autos and auto parts (LKQ Corp. and Penske Automotive Group, Inc.), and home-related holdings (D.R. Horton and Home Depot).

Selection Energy and Information Technology were also relative contributors to performance. Energy benefitted from the rise in energy prices, and natural gas-oriented Range Resources was the leading contributor in that sector; integrated oil companies Marathon Oil and ConocoPhillips were other sector contributors. Johnson Controls was the leading Tech contributor.

The principal sector detractor for the period was Health Care, mostly due to Encompass Health, which guided earnings lower in the third quarter, and an underweight in Pfizer, which had a strong pipeline and COVID treatments. Industrials was a detractor the period, partly due to weak airlines performance.

Selection was a detractor in Communication Services, offset by an underweighting of the sector as a whole. The main individual detractor was an active overweight position in Verizon Communications. The Fund favored Verizon over AT&T, which underperformed for the period.

While this strategy is balanced relative to the benchmark, the size of companies it owns is typically smaller, given their often-better growth opportunities. The Fund’s largest sector overweights relative to the benchmark were in Energy and Utilities. The Fund’s largest sector underweight was in Industrials. Other sector underweights were Real Estate and Financials.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2021

The market outlook is continues to be murkier than usual. The expectation of a Federal Reserve that is now biased to being less accommodative and growing geopolitical risks suggest an environment that may constrain the upside for equities. However, record negative real interest rates promise to provide a solid underpinning for equity valuations.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

SERIES B (LARGE CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 1979

Ten Largest Holdings (% of Total Net Assets)
JPMorgan Chase & Co.	2.6%
Micron Technology, Inc.	2.5%
Tyson Foods, Inc. — Class A	2.4%
Johnson & Johnson	2.3%
Berkshire Hathaway, Inc. — Class B	2.3%
Wells Fargo & Co.	2.1%
Verizon Communications, Inc.	2.1%
Bank of America Corp.	2.0%
Exelon Corp.	1.9%
Chevron Corp.	1.8%
Top Ten Total	22.0%

“Ten Largest Holdings” excludes any temporary cash investments.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Series B (Large Cap Value Series)	27.03%	10.63%	12.30%
Russell 1000 Value Index	25.16%	11.16%	12.97%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS	December 31, 2021
SERIES B (LARGE CAP VALUE SERIES)

	Shares	Value
COMMON STOCKS† - 96.0%

Consumer, Non-cyclical - 20.9%
Tyson Foods, Inc. — Class A	65,226	$5,685,098
Johnson & Johnson	32,219	5,511,705
Humana, Inc.	9,178	4,257,307
McKesson Corp.	14,704	3,654,973
Archer-Daniels-Midland Co.	52,046	3,517,789
Ingredion, Inc.	31,921	3,084,846
Quest Diagnostics, Inc.	17,401	3,010,547
J M Smucker Co.	17,762	2,412,435
Bunge Ltd.	25,800	2,408,688
Henry Schein, Inc.*	29,932	2,320,628
Merck & Company, Inc.	29,200	2,237,888
Medtronic plc	21,543	2,228,623
Pfizer, Inc.	29,771	1,757,978
HCA Healthcare, Inc.	6,743	1,732,412
Encompass Health Corp.	25,501	1,664,195
Amgen, Inc.	6,861	1,543,519
Procter & Gamble Co.	8,583	1,404,007
Bristol-Myers Squibb Co.	16,678	1,039,873
Total Consumer, Non-cyclical		49,472,511

Financial - 18.3%
JPMorgan Chase & Co.	38,094	6,032,185
Berkshire Hathaway, Inc. — Class B*	18,228	5,450,172
Wells Fargo & Co.	103,435	4,962,811
Bank of America Corp.	105,080	4,675,009
STAG Industrial, Inc. REIT	57,864	2,775,157
Allstate Corp.	21,352	2,512,063
Charles Schwab Corp.	27,103	2,279,362
Medical Properties Trust, Inc. REIT	87,952	2,078,306
Voya Financial, Inc.	27,419	1,818,154
Regions Financial Corp.	70,117	1,528,551
KeyCorp	64,668	1,495,771
American Tower Corp. — Class A REIT	4,618	1,350,765
Zions Bancorp North America	20,791	1,313,160
Park Hotels & Resorts, Inc. REIT*	64,125	1,210,680
Citigroup, Inc.	19,340	1,167,943
Mastercard, Inc. — Class A	3,197	1,148,746
BOK Financial Corp.	9,366	988,019
Gaming and Leisure Properties, Inc. REIT	12,532	609,807
Total Financial		43,396,661

Technology - 10.6%
Micron Technology, Inc.	64,631	6,020,378
Apple, Inc.	16,014	2,843,606
QUALCOMM, Inc.	14,196	2,596,023
Skyworks Solutions, Inc.	15,817	2,453,849
DXC Technology Co.*	75,160	2,419,400
Activision Blizzard, Inc.	35,893	2,387,961
Leidos Holdings, Inc.	23,089	2,052,612
Qorvo, Inc.*	12,467	1,949,714
Cerner Corp.	12,890	1,197,094
Amdocs Ltd.	15,609	1,168,178
Total Technology		25,088,815

Consumer, Cyclical - 10.3%
Walmart, Inc.	25,244	3,652,554
LKQ Corp.	49,954	2,998,739
Whirlpool Corp.	11,825	2,774,854
DR Horton, Inc.	20,604	2,234,504
Lear Corp.	12,115	2,216,439
Southwest Airlines Co.*	47,188	2,021,534
PACCAR, Inc.	20,253	1,787,530
Kohl’s Corp.	32,735	1,616,782
PVH Corp.	14,248	1,519,549
Ralph Lauren Corp. — Class A	11,569	1,375,092
Home Depot, Inc.	2,909	1,207,264
Delta Air Lines, Inc.*	26,782	1,046,640
Total Consumer, Cyclical		24,451,481

Energy - 8.0%
Chevron Corp.	36,592	4,294,071
ConocoPhillips	55,659	4,017,467
Marathon Oil Corp.	158,094	2,595,904
Range Resources Corp.*	107,163	1,910,716
Coterra Energy, Inc. — Class A	91,049	1,729,931
Kinder Morgan, Inc.	95,042	1,507,366
Patterson-UTI Energy, Inc.	176,554	1,491,881
Pioneer Natural Resources Co.	7,109	1,292,985
Total Energy		18,840,321

Utilities - 7.7%
Exelon Corp.	76,577	4,423,088
Edison International	55,980	3,820,635
Duke Energy Corp.	28,440	2,983,356
Pinnacle West Capital Corp.	34,050	2,403,589
Black Hills Corp.	26,749	1,887,677
NiSource, Inc.	65,351	1,804,341
PPL Corp.	33,862	1,017,892
Total Utilities		18,340,578

Communications - 7.7%
Verizon Communications, Inc.	94,596	4,915,208
Cisco Systems, Inc.	46,985	2,977,440
Alphabet, Inc. — Class A*	859	2,488,557
Comcast Corp. — Class A	47,311	2,381,163
T-Mobile US, Inc.*	15,182	1,760,808
Juniper Networks, Inc.	43,590	1,556,599
Walt Disney Co.*	8,284	1,283,109
ViacomCBS, Inc. — Class B	27,281	823,340
Total Communications		18,186,224

Industrial - 7.2%
Johnson Controls International plc	46,562	3,785,956
FedEx Corp.	11,555	2,988,585
Knight-Swift Transportation Holdings, Inc.	46,371	2,825,849
L3Harris Technologies, Inc.	10,969	2,339,029
Curtiss-Wright Corp.	14,040	1,946,927
Valmont Industries, Inc.	7,628	1,910,814
Advanced Energy Industries, Inc.	12,693	1,155,825
Total Industrial		16,952,985

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
SERIES B (LARGE CAP VALUE SERIES)

	Shares	Value
Basic Materials - 5.3%
Huntsman Corp.	123,085	$4,293,205
Westlake Chemical Corp.	30,967	3,007,825
Reliance Steel & Aluminum Co.	10,519	1,706,392
Nucor Corp.	11,318	1,291,950
International Flavors & Fragrances, Inc.	6,793	1,023,365
DuPont de Nemours, Inc.	8,550	690,669
Dow, Inc.	9,877	560,223
Total Basic Materials		12,573,629

Total Common Stocks
(Cost $158,651,935)		227,303,205

EXCHANGE-TRADED FUNDS† - 1.0%
iShares Russell 1000 Value ETF	14,571	2,446,908
Total Exchange-Traded Funds
(Cost $2,304,195)		2,446,908

MONEY MARKET FUND† - 3.0%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[1]	7,053,625	7,053,625
Total Money Market Fund
(Cost $7,053,625)		7,053,625

Total Investments - 100.0%
(Cost $168,009,755)		$236,803,738
Other Assets & Liabilities, net - 0.0%		13,326
Total Net Assets - 100.0%		$236,817,064

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of December 31, 2021.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$227,303,205	$—	$—	$227,303,205
Exchange-Traded Funds	2,446,908	—	—	2,446,908
Money Market Fund	7,053,625	—	—	7,053,625
Total Assets	$236,803,738	$—	$—	$236,803,738

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SERIES B (LARGE CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments, at value (cost $168,009,755)	$236,803,738
Prepaid expenses	5,163
Receivables:
Dividends	318,981
Interest	70
Total assets	237,127,952

Liabilities:
Payable for:
Fund shares redeemed	114,915
Management fees	82,641
Distribution and service fees	49,225
Professional fees	29,907
Fund accounting/administration fees	14,431
Trustees’ fees*	4,592
Transfer agent/maintenance fees	2,033
Miscellaneous	13,144
Total liabilities	310,888
Commitments and contingent liabilities (Note 12)	—
Net assets	$236,817,064

Net assets consist of:
Paid in capital	$145,192,140
Total distributable earnings (loss)	91,624,924
Net assets	$236,817,064
Capital shares outstanding	5,059,604
Net asset value per share	$46.81

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends	$4,574,352
Interest	495
Total investment income	4,574,847

Expenses:
Management fees	1,491,300
Distribution and service fees	573,576
Transfer agent/maintenance fees	25,039
Fund accounting/administration fees	158,274
Professional fees	73,581
Trustees’ fees*	16,826
Line of credit fees	10,439
Custodian fees	7,546
Miscellaneous	11,863
Total expenses	2,368,444
Less:
Expenses waived by Adviser	(555,924)
Net expenses	1,812,520
Net investment income	2,762,327

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	21,610,319
Net realized gain	21,610,319
Net change in unrealized appreciation (depreciation) on:
Investments	29,706,269
Net change in unrealized appreciation (depreciation)	29,706,269
Net realized and unrealized gain	51,316,588
Net increase in net assets resulting from operations	$54,078,915

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES B (LARGE CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,762,327	$4,562,466
Net realized gain on investments	21,610,319	1,794,553
Net change in unrealized appreciation (depreciation) on investments	29,706,269	(5,308,681)
Net increase in net assets resulting from operations	54,078,915	1,048,338

Distributions to shareholders	(4,639,626)	(17,232,283)

Capital share transactions:
Proceeds from sale of shares	5,978,283	11,205,807
Distributions reinvested	4,639,626	17,232,283
Cost of shares redeemed	(31,787,831)	(30,674,259)
Net decrease from capital share transactions	(21,169,922)	(2,236,169)
Net increase (decrease) in net assets	28,269,367	(18,420,114)

Net assets:
Beginning of year	208,547,697	226,967,811
End of year	$236,817,064	$208,547,697

Capital share activity:
Shares sold	137,180	310,192
Shares issued from reinvestment of distributions	107,473	540,197
Shares redeemed	(729,396)	(902,732)
Net decrease in shares	(484,743)	(52,343)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SERIES B (LARGE CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$37.61	$40.55	$36.14	$43.36	$39.08
Income (loss) from investment operations:
Net investment income (loss)[a]	.52	.82	.72	.65	.48
Net gain (loss) on investments (realized and unrealized)	9.58	(.51)	6.93	(4.42)	5.52
Total from investment operations	10.10	.31	7.65	(3.77)	6.00
Less distributions from:
Net investment income	(.90)	(.74)	(.72)	(.58)	(.53)
Net realized gains	— [b]	(2.51)	(2.52)	(2.87)	(1.19)
Total distributions	(.90)	(3.25)	(3.24)	(3.45)	(1.72)
Net asset value, end of period	$46.81	$37.61	$40.55	$36.14	$43.36

Total Return[c]	27.03%	2.21%	21.82%	(9.53%)	15.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$236,817	$208,548	$226,968	$207,167	$269,258
Ratios to average net assets:
Net investment income (loss)	1.20%	2.40%	1.86%	1.54%	1.17%
Total expenses[d]	1.03%	1.09%	1.07%	1.07%	1.02%
Net expenses[e,f]	0.79%	0.79%	0.80%	0.80%	0.81%
Portfolio turnover rate	22%	19%	32%	21%	27%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from realized gains are less than $0.01 per share.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
0.79%	0.79%	0.80%	0.80%	0.79%

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2021

To Our Shareholders:

Guggenheim Series D (World Equity Income Series) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Evan Einstein, Director and Portfolio Manager; and Douglas Makin, Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended December 31, 2021.

For the fiscal year ended December 31, 2021, Series D (World Equity Income Series) returned 21.74%, compared with the 21.82% return of its benchmark, the MSCI World Index.

Investment Approach

The Fund seeks to provide total return, comprised of capital appreciation and income. The Fund seeks to provide a well-diversified equity portfolio optimized across developed markets. Additionally, the Fund opportunistically hedges currency exposure, which may potentially limit volatility and improve total returns. The Fund emphasizes yield by investing in companies that consistently pay and grow dividends. The Fund seeks to invest in stable, well-established, and profitable companies at attractive values.

Performance Review and Positioning

The Fund slightly underperformed the Index after fees but delivered on its mandate to provide current equity income and a stable long-term total return. The Fund also balanced generating income while doing so with moderately lower risk than the benchmark. The Fund tends to underperform relative to its benchmark in times of strong market gains. Compared with the funds in its Morningstar peer group, the Fund ranked in the top 15% based on excess return.

The trailing twelve month income distribution yield of the Fund was 1.41% as of the end of the period. (This was calculated by taking the most recent annual income distribution and dividing by the NAV per share as of 12/31/2021. This rate does not represent the total return of a fund). Besides helping investors navigate the changing rate environment, being cognizant of companies with unsustainable dividends is one of the primary drivers for the Fund’s track record relative to peers.

The Fund utilized foreign currency futures to hedge foreign currency risk on long portfolio securities. The hedge operated effectively. On a standalone basis, the use of futures contributed modestly to performance.

The Fund’s stock selection contributed to return, while sector allocation was a detractor. The leading contributors from a sector perspective were an average underweight position in Communication Services and an overweight in Real Estate as compared to the benchmark. Financials and Information Technology were the largest overall detractors from return, both having lower returns than the corresponding benchmark sectors. Financials was slightly overweight, and Tech was underweight relative to the benchmark.

From a country perspective, the Fund had strong contributions from its holdings in Japan, Ireland and Germany. Despite positive return, the Fund’s holdings in the U.S. underperformed as compared with the benchmark, which along with a slight underweight made it the leading detractor. Australia was the second-largest detractor, where the country was a slight overweight in the portfolio.

Rising interest rates, the reopening of the economy following the pandemic, and a valuation gap between growth and value sectors, particularly in the smaller capitalization space, were among the factors that, in a reversal from the last few years, saw value stocks mostly outperform growth stocks over the period. Although growth companies benefited most from the reopening trade in 2020, rising rates and commodity prices spurred a rotation into value as the period progressed. Sectors such as Financials, Energy, and Real Estate benefited the most in 2021. Holdings in Energy, the smallest sector in the Fund and among the smallest in the benchmark, had the strongest absolute returns for the period.

The top individual holdings for the year were Viacom, Accenture, and Steel Dynamics (all overweight).

The leading detractors from return came from underweights in Nvidia, Alphabet, and Tesla.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2021

Although lagging the MSCI World Index in three of four quarters, the Fund delivered positive performance in all but the third quarter of 2021. Compared with the Index, the Fund is positioned more cautiously, as we question whether the recent ascent will continue for much longer. The Fund was most overweight Utilities, Industrials and Energy at the end of the period, and most underweight Technology, Health Care and Consumer Discretionary.

We believe global equities remain a critical allocation in investors’ portfolios. To prepare for the future and the uncertainty it brings, investors often benefit from seeking out dividend yield, but should avoid reaching for yield that may be excessive or unsustainable.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

SERIES D (WORLD EQUITY INCOME SERIES)

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

COUNTRY DIVERSIFICATION

At December 31, 2021, the investment diversification of the Fund by Country was as follows:

Country	% of Long-Term Investments
United States	64.7%
Japan	5.2%
United Kingdom	4.5%
Australia	4.1%
Canada	3.9%
Netherlands	2.8%
Sweden	2.7%
Other	12.1%
Total Long-Term Investments	100.0%

Inception Date: April 19, 1984

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	3.1%
Microsoft Corp.	3.1%
Amazon.com, Inc.	2.4%
Alphabet, Inc. — Class C	2.3%
Johnson & Johnson	1.4%
Home Depot, Inc.	1.3%
Chevron Corp.	1.2%
Exxon Mobil Corp.	1.2%
Accenture plc — Class A	1.2%
AbbVie, Inc.	1.2%
Top Ten Total	18.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Series D (World Equity Income Series)	21.74%	10.74%	10.30%
MSCI World Index	21.82%	15.03%	12.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI World Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2021
SERIES D (WORLD EQUITY INCOME SERIES)

	Shares	Value
COMMON STOCKS† - 97.9%

Financial - 21.2%
American Tower Corp. — Class A REIT	4,400	$1,287,000
BNP Paribas S.A.	17,400	1,203,777
AXA S.A.	39,200	1,168,547
Prudential Financial, Inc.	10,100	1,093,224
Alexandria Real Estate Equities, Inc. REIT	4,900	1,092,504
Goldman Sachs Group, Inc.	2,800	1,071,140
Australia & New Zealand Banking Group Ltd.	52,200	1,043,545
Allianz AG	4,400	1,040,141
Allstate Corp.	8,500	1,000,025
Commonwealth Bank of Australia	13,300	976,164
Swedbank AB — Class A	46,300	932,260
Daiwa House REIT Investment Corp.	300	908,380
Skandinaviska Enskilda Banken AB — Class A	64,100	891,985
Assicurazioni Generali SpA	40,000	848,360
Admiral Group plc	18,100	772,515
T. Rowe Price Group, Inc.	3,800	747,232
EXOR N.V.	8,300	746,093
Phoenix Group Holdings plc	77,600	685,487
REA Group Ltd.	5,600	682,206
Nordea Bank Abp	53,900	658,563
NN Group N.V.	11,900	644,990
Dexus REIT	78,000	630,303
Sumitomo Mitsui Financial Group, Inc.	18,100	620,082
Citigroup, Inc.	9,379	566,398
Public Storage REIT	1,500	561,840
Western Union Co.	30,900	551,256
Nasdaq, Inc.	2,600	546,026
JPMorgan Chase & Co.	3,300	522,555
Truist Financial Corp.	8,500	497,675
Partners Group Holding AG	300	497,457
Canadian Apartment Properties REIT	10,400	493,291
Carlyle Group, Inc.	8,700	477,630
National Australia Bank Ltd.	21,100	442,209
Berkshire Hathaway, Inc. — Class B*	1,300	388,700
Essex Property Trust, Inc. REIT	1,000	352,230
Zurich Insurance Group AG	800	351,174
Travelers Companies, Inc.	2,100	328,503
AvalonBay Communities, Inc. REIT	1,300	328,367
VICI Properties, Inc. REIT	10,300	310,133
Daiwa Securities Group, Inc.	52,100	293,647
Swiss Re AG	2,600	257,281
Amundi S.A.[1]	3,100	256,039
Schroders plc	5,100	245,465
Medical Properties Trust, Inc. REIT	10,300	243,389
Total Financial		29,255,788

Technology - 18.0%
Apple, Inc.	24,277	4,310,867
Microsoft Corp.	12,665	4,259,493
Accenture plc — Class A	3,994	1,655,713
ASML Holding N.V.	1,800	1,448,156
Texas Instruments, Inc.	7,200	1,356,984
Intel Corp.	23,667	1,218,850
QUALCOMM, Inc.	6,400	1,170,368
Oracle Corp.	13,300	1,159,893
International Business Machines Corp.	8,524	1,139,318
NetApp, Inc.	10,800	993,492
KLA Corp.	2,300	989,253
Hewlett Packard Enterprise Co.	51,800	816,886
NVIDIA Corp.	2,600	764,686
Broadridge Financial Solutions, Inc.	3,300	603,306
Broadcom, Inc.	800	532,328
Intuit, Inc.	800	514,576
Capgemini SE	1,800	441,598
Paychex, Inc.	3,100	423,150
HP, Inc.	10,400	391,768
Seagate Technology Holdings plc	3,400	384,132
SCSK Corp.	13,100	260,532
Total Technology		24,835,349

Consumer, Non-cyclical - 11.7%
Johnson & Johnson	11,400	1,950,198
AbbVie, Inc.	12,208	1,652,963
Philip Morris International, Inc.	14,900	1,415,500
Bristol-Myers Squibb Co.	20,794	1,296,506
Merck & Company, Inc.	16,300	1,249,232
CVS Health Corp.	11,500	1,186,340
Cigna Corp.	5,100	1,171,113
Amgen, Inc.	5,100	1,147,347
Kellogg Co.	13,990	901,236
Cardinal Health, Inc.	16,200	834,138
Cooper Companies, Inc.	1,500	628,410
Archer-Daniels-Midland Co.	8,925	603,241
Quest Diagnostics, Inc.	3,100	536,331
AmerisourceBergen Corp. — Class A	3,100	411,959
Imperial Brands plc	18,000	393,373
J M Smucker Co.	2,100	285,222
Bunge Ltd.	2,800	261,408
Humana, Inc.	531	246,310
Total Consumer, Non-cyclical		16,170,827

Consumer, Cyclical - 10.9%
Home Depot, Inc.	4,400	1,826,044
Ferguson plc	6,900	1,222,861
Mitsubishi Corp.	38,500	1,221,617
Volvo AB — Class B	47,300	1,096,484
ITOCHU Corp.	35,800	1,094,265
Tesla, Inc.*	1,034	1,092,710
PACCAR, Inc.	11,500	1,014,990
Hasbro, Inc.	8,700	885,486
Cummins, Inc.	3,900	850,746
Best Buy Company, Inc.	8,300	843,280
Whirlpool Corp.	3,586	841,491
Persimmon plc	20,900	807,227
McDonald’s Corp.	2,600	696,982
BorgWarner, Inc.	12,400	558,868
Dollar General Corp.	2,100	495,243
Lowe’s Companies, Inc.	1,000	258,480

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES D (WORLD EQUITY INCOME SERIES)

	Shares	Value
Target Corp.	1,000	$231,440
Total Consumer, Cyclical		15,038,214

Communications - 10.2%
Amazon.com, Inc.*	979	3,264,319
Alphabet, Inc. — Class C*	1,106	3,200,311
Verizon Communications, Inc.	27,931	1,451,295
Motorola Solutions, Inc.	4,400	1,195,480
Nippon Telegraph & Telephone Corp.	36,400	996,220
KDDI Corp.	33,900	990,241
Thomson Reuters Corp.	8,200	981,239
Meta Platforms, Inc. — Class A*	2,844	956,579
Liberty Global plc — Class C*	28,300	794,947
Telefonaktiebolaget LM Ericsson — Class B	28,200	311,159
Total Communications		14,141,790

Industrial - 8.2%
Northrop Grumman Corp.	3,119	1,207,271
3M Co.	6,690	1,188,345
Lockheed Martin Corp.	3,322	1,180,672
Illinois Tool Works, Inc.	4,400	1,085,920
Waste Connections, Inc.	6,200	844,874
Lennox International, Inc.	2,300	746,028
CK Infrastructure Holdings Ltd.	116,600	742,569
Aurizon Holdings Ltd.	283,100	717,985
Deutsche Post AG	8,500	547,120
Rockwell Automation, Inc.	1,500	523,275
Hexagon AB — Class B	28,200	447,920
Kuehne + Nagel International AG	1,300	419,585
TE Connectivity Ltd.	2,600	419,484
Union Pacific Corp.	1,600	403,088
Poste Italiane SpA[1]	28,200	370,478
Packaging Corporation of America	1,800	245,070
Huntington Ingalls Industries, Inc.	1,300	242,762
Total Industrial		11,332,446

Energy - 6.6%
Chevron Corp.	14,700	1,725,045
Exxon Mobil Corp.	28,000	1,713,320
TC Energy Corp.	22,300	1,037,796
Suncor Energy, Inc.	39,300	983,954
Valero Energy Corp.	12,900	968,919
ENEOS Holdings, Inc.	205,000	766,423
Marathon Petroleum Corp.	11,300	723,087
Tourmaline Oil Corp.	20,514	662,742
Phillips 66	7,400	536,204
Total Energy		9,117,490

Utilities - 6.3%
Southern Co.	17,500	1,200,150
Hong Kong & China Gas Company Ltd.	642,700	1,000,798
National Grid plc	67,000	960,262
Exelon Corp.	16,500	953,040
CLP Holdings Ltd.	93,200	941,425
Consolidated Edison, Inc.	9,500	810,540
EDP - Energias de Portugal S.A.	138,600	762,426
UGI Corp.	15,900	729,969
Snam SpA	79,900	482,092
Power Assets Holdings Ltd.	74,100	461,927
SSE plc	18,000	401,407
Total Utilities		8,704,036

Basic Materials - 4.8%
Fortescue Metals Group Ltd.	84,500	1,179,598
Rio Tinto plc	17,400	1,151,019
LyondellBasell Industries N.V. — Class A	11,500	1,060,645
Celanese Corp. — Class A	5,900	991,554
FMC Corp.	6,700	736,263
International Paper Co.	15,600	732,888
Steel Dynamics, Inc.	7,200	446,904
Nutrien Ltd.	5,100	383,590
Total Basic Materials		6,682,461

Total Common Stocks
(Cost $120,599,637)		135,278,401

EXCHANGE-TRADED FUNDS† - 1.4%
SPDR S&P 500 ETF Trust	2,082	988,867
iShares MSCI EAFE ETF	12,003	944,396
Total Exchange-Traded Funds
(Cost $1,916,234)		1,933,263

MONEY MARKET FUND† - 0.6%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 0.01%[2]	777,492	777,492
Total Money Market Fund
(Cost $777,492)		777,492

Total Investments - 99.9%
(Cost $123,293,363)		$137,989,156
Other Assets & Liabilities, net - 0.1%		204,068
Total Net Assets - 100.0%		$138,193,224

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
SERIES D (WORLD EQUITY INCOME SERIES)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $626,517 (cost $620,425), or 0.5% of total net assets.

[2]	Rate indicated is the 7-day yield as of December 31, 2021.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$135,278,401	$—	$—	$135,278,401
Exchange-Traded Funds	1,933,263	—	—	1,933,263
Money Market Fund	777,492	—	—	777,492
Total Assets	$137,989,156	$—	$—	$137,989,156

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SERIES D (WORLD EQUITY INCOME SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments, at value (cost $123,293,363)	$137,989,156
Foreign currency, at value (cost 4,245)	7,332
Cash	625
Segregated cash with broker	89,100
Prepaid expenses	3,654
Receivables:
Dividends	165,857
Foreign tax reclaims	159,719
Interest	5
Fund shares sold	1
Total assets	138,415,449

Liabilities:
Payable for:
Management fees	50,530
Fund shares redeemed	50,093
Professional fees	41,669
Distribution and service fees	28,658
Custodian fees	17,354
Fund accounting/administration fees	9,134
Trustees’ fees*	7,024
Transfer agent/maintenance fees	2,236
Miscellaneous	15,527
Total liabilities	222,225
Commitments and contingent liabilities (Note 12)	—
Net assets	$138,193,224

Net assets consist of:
Paid in capital	$96,453,735
Total distributable earnings (loss)	41,739,489
Net assets	$138,193,224
Capital shares outstanding	7,790,518
Net asset value per share	$17.74

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $258,345)	$3,945,344
Total investment income	3,945,344

Expenses:
Management fees	949,855
Distribution and service fees	339,233
Transfer agent/maintenance fees	25,147
Fund accounting/administration fees	96,890
Professional fees	74,430
Custodian fees	39,362
Trustees’ fees*	20,071
Line of credit fees	6,274
Interest expense	154
Miscellaneous	4,474
Total expenses	1,555,890
Less:
Expenses waived by Adviser	(347,403)
Net expenses	1,208,487
Net investment income	2,736,857

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	30,357,224
Futures contracts	80,880
Foreign currency transactions	(18,982)
Net realized gain	30,419,122
Net change in unrealized appreciation (depreciation) on:
Investments	(6,798,078)
Foreign currency translations	(18,463)
Net change in unrealized appreciation (depreciation)	(6,816,541)
Net realized and unrealized gain	23,602,581
Net increase in net assets resulting from operations	$26,339,438

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES D (WORLD EQUITY INCOME SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,736,857	$1,985,000
Net realized gain (loss) on investments	30,419,122	(3,566,875)
Net change in unrealized appreciation (depreciation) on investments	(6,816,541)	8,231,802
Net increase in net assets resulting from operations	26,339,438	6,649,927

Distributions to shareholders	(2,031,098)	(4,694,939)

Capital share transactions:
Proceeds from sale of shares	5,327,206	2,006,847
Distributions reinvested	2,031,098	4,694,939
Cost of shares redeemed	(19,480,103)	(16,408,213)
Net decrease from capital share transactions	(12,121,799)	(9,706,427)
Net increase (decrease) in net assets	12,186,541	(7,751,439)

Net assets:
Beginning of year	126,006,683	133,758,122
End of year	$138,193,224	$126,006,683

Capital share activity:
Shares sold	320,264	149,287
Shares issued from reinvestment of distributions	119,758	362,544
Shares redeemed	(1,170,420)	(1,246,184)
Net decrease in shares	(730,398)	(734,353)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

SERIES D (WORLD EQUITY INCOME SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$14.79	$14.45	$12.96	$14.52	$12.98
Income (loss) from investment operations:
Net investment income (loss)[a]	.34	.22	.33	.33	.33
Net gain (loss) on investments (realized and unrealized)	2.86	.66	2.36	(1.47)	1.60
Total from investment operations	3.20	.88	2.69	(1.14)	1.93
Less distributions from:
Net investment income	(.25)	(.40)	(.40)	(.42)	(.39)
Net realized gains	—	(.14)	(.80)	—	—
Total distributions	(.25)	(.54)	(1.20)	(.42)	(.39)
Net asset value, end of period	$17.74	$14.79	$14.45	$12.96	$14.52

Total Return[b]	21.74%	6.65%	21.40%	(8.17%)	15.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$138,193	$126,007	$133,758	$125,312	$161,111
Ratios to average net assets:
Net investment income (loss)	2.02%	1.70%	2.37%	2.29%	2.38%
Total expenses[c]	1.15%	1.20%	1.19%	1.17%	1.12%
Net expenses[d,e]	0.89%	0.89%	0.90%	0.90%	0.90%
Portfolio turnover rate	185%	196%	139%	134%	112%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
0.89%	0.89%	0.90%	0.90%	0.88%

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2021

To Our Shareholders:

The Series E (Total Return Bond Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Steven H. Brown, CFA, Senior Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended December 31, 2021.

For the one-year period ended December 31, 2021, Total Return Bond Series E returned -0.43%, compared with the -1.54% return of its benchmark, the Bloomberg U.S. Aggregate Bond Index.

Investment Approach

The Fund seeks to provide total return, comprised of current income and capital appreciation. The Fund employs a diversified, multi-sector strategy focused on under-researched areas of the fixed income universe, including sectors not included in benchmark indices. The Fund takes an actively managed approach, offering an opportunity to potentially capitalize on changing relative values in fixed-income sectors and access to Guggenheim’s unique fixed income process and philosophy founded on the principles of behavioral finance.

Performance Review and Positioning

Interest rates rose during the period, given rising concerns over inflation, while credit spreads continued to grind tighter on the back of accommodative fiscal and monetary policy. Outperformance versus the benchmark was driven by a combination of spread tightening and greater carry (the excess return accruing to higher yielding securities over lower yielding securities, assuming prices remain constant), which was partially offset by the Fund’s overweight duration positioning. The Fund’s overweight allocation to credit has been the largest driver of outperformance on the year, as credit continues its grind tighter on optimism in economic growth recovery and improving credit fundamentals. Measured on an absolute return basis, sectors with floating rate coupons like bank loans and much of structured credit have been standouts in performance, as they have benefitted from spread compression while being somewhat insulated from rising rates. The Fund’s allocation to these sectors coupled with its underweight duration positioning at the front-end and belly of the yield curve helped mitigate the performance impact from the flattening in the yield curve.

The Fund remains overweight investment grade corporates, which comprised 29% of the Fund at period end. The sector contributed positively to performance on a duration-adjusted basis and relative to the benchmark through combination of income and spread tightening. Investment grade corporate credit spreads have benefitted from the back-up in rates, as yield-focused buyers find the higher-yielding profiles more attractive. In particular, the pace of flows into the investment grade corporate sector from overseas buyers has been greater than usual given the attractiveness of the currency hedge-adjusted yields attainable in the sector fostered by higher rates. We continue to remain constructive on the sector given the supportive macro backdrop and low probability of any sustained selloff. However, we have incrementally reduced our exposure at the margin, rotating out of tighter spread names with limited total return potential in favor for higher carry sectors like structured credit.

Structured credit accounted for approximately 27% of the Fund at period end. The sector broadly and across sub-sectors continued to contribute positively and provided for outperformance relative to the benchmark. Spreads have now largely recovered from the shock of COVID-19, though still offer compelling relative value within the fixed income universe. Primary markets have been very active over the year, particularly in the collateralized loan obligation (“CLO”) sector, which is on track for a record-setting year, having already priced $125 billion in new issue deals and $311 billion in total deals (including refinancings, resets, and re-issues). Spreads have been relatively muted in response to the massive amount of issuance, which speaks to volume of demand from investors in search of higher carry assets. We continue to look to invest in structurally senior securitized credit, as the sector continues to showcase wider spreads compared to similarly rated corporates. As such, we expect spreads could compress further as the economy rebounds and investors seek out the higher yields and carry offered by the sector.

Below-investment-grade corporate credit, including both high yield corporates and bank loans, comprised roughly 15% percent of the Fund at period end. The Fund’s below-investment-grade allocation has continued to benefit from a combination of spread tightening and carry, contributing significantly to the portfolio’s return for the year. While we remain positive on long-term economic fundamentals and associated outlook for a low default rate, we have begun to pare exposure recently, as we have increasingly become cautious of valuations and the potential for seasonal weakness. Despite this, we still view the expected loss-adjusted return potential, primarily via carry, favorably within the context of the Fund and therefore continue to anticipate a continued meaningful portfolio allocation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2021

Overweight duration positioning negatively impacted performance for the period. U.S. Treasury yields rose as the 10- year ended the period about 60 basis points higher at 1.52% though the fund benefitted from its curve positioning as front-end and intermediate interest rates rose even more, led by the 5-year which ended the year 90 basis points higher. Overall Fund duration ended the period at 7.1 years versus the benchmark’s duration of 6.7 years, though the Fund was nearly 1-year underweight the front-end and intermediate points on the curve . We continue to remain optimistic on U.S. economic growth given potential for additional fiscal stimulus and believe that interest rates will remain relatively range bound as the Fed seeks to remain accommodative to ensure the economic recovery can continue amid the termination of certain fiscal stimulus measures and potential for increasing spread of the COVID-19 Delta variant headed into year end.

Given the current monetary and fiscal backdrop, we continue to view the credit default environment as benign and predict rates are likely to remain low and range bound for some time. As such, we continue to believe a portfolio allowance for both higher credit and duration risk is warranted. As credit spreads have neared historic tights, however, it has become increasingly important to ensure portfolios are prudently positioned as we seek out relative value across sectors. At this particular moment in the credit cycle against the backdrop of current valuations, we see value in rotating into higher carry instruments while maintaining similar credit quality where possible and shortening spread duration to lessen the Fund’s emphasis on credit spread compression.

During the reporting period, the Fund used forwards, options, and swaps to help manage duration positioning, foreign exchange risk, and credit exposure. Over the period, the Fund’s use of derivatives, which were primarily used as hedges, detracted from performance.

While 2022 is likely to prove a more challenging investment environment as volatility returns, we believe there are plenty of attractive investment opportunities across underexplored corporate and structured credit markets for those who do their research and have strong sourcing capabilities.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

SERIES E (TOTAL RETURN BOND SERIES)

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: April 26, 1985

Ten Largest Holdings (% of Total Net Assets)
U.S. Treasury Notes, 1.38%	6.4%
Guggenheim Total Return Bond Fund — R6-Class	4.0%
U.S. Treasury Bonds, 2.00%	2.6%
Octagon Investment Partners 49 Ltd., 1.67%	1.0%
Fannie Mae Principal Strips	0.9%
Pershing Square Tontine Holdings Ltd. — Class A	0.9%
Freddie Mac Principal Strips	0.9%
Tennessee Valley Authority, 4.25%	0.8%
Delta Air Lines, Inc., 7.00%	0.7%
Store Master Funding I-VII, 3.96%	0.7%
Top Ten Total	18.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Series E (Total Return Bond Series)	(0.43%)	5.10%	4.90%
Bloomberg U.S. Aggregate Bond Index	(1.54%)	3.57%	2.90%

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	24.9%
AA	9.0%
A	12.5%
BBB	25.0%
BB	8.2%
B	4.4%
CCC	0.4%
CC	1.4%
C	0.2%
NR2	4.0%
Other Instruments	10.0%
Total Investments	100.0%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2021
SERIES E (TOTAL RETURN BOND SERIES)

	Shares	Value
COMMON STOCKS† - 1.3%

Financial - 1.3%
Pershing Square Tontine Holdings Ltd. — Class A*,1	76,590	$1,510,355
KKR Acquisition Holdings I Corp. — Class A*,1	33,829	329,495
RXR Acquisition Corp. — Class A*,1	7,752	75,582
TPG Pace Beneficial II Corp.*,1	6,675	65,415
MSD Acquisition Corp. — Class A*,1	4,876	48,272
AfterNext HealthTech Acquisition Corp. — Class A*,1	4,100	39,975
Conyers Park III Acquisition Corp. — Class A*,1	3,800	37,050
Colicity, Inc. — Class A*,1	2,716	26,481
Acropolis Infrastructure Acquisition Corp. — Class A*,1	2,700	26,163
Blue Whale Acquisition Corp.*,1	2,200	21,318
Waverley Capital Acquisition Corp. 1*,1	1,500	14,835
Waverley Capital Acquisition Corp. 1 - Class A*,1	1,500	14,550
Total Financial		2,209,491

Communications - 0.0%
Figs, Inc. — Class A*,2	1,346	37,095
Vacasa, Inc. — Class A*	3,356	27,922
Total Communications		65,017

Total Common Stocks
(Cost $2,246,787)		2,274,508

PREFERRED STOCKS†† - 5.0%
Financial - 5.0%
Equitable Holdings, Inc.
4.95%[3]	550,000	576,125
4.30%	12,000	303,000
First Republic Bank
4.25%	24,000	616,800
4.13%	6,000	151,860
4.50%*	2,000	52,000
Citigroup, Inc.
3.88%[3]	600,000	600,000
4.00%[3]	200,000	201,500
Wells Fargo & Co.
4.70%	16,000	412,800
3.90%*,3	350,000	359,625
Markel Corp.
6.00%[3]	660,000	723,525
Bank of America Corp.
4.13%	16,000	406,560
4.38%	12,000	306,960
Bank of New York Mellon Corp.
3.75%*,3	400,000	401,428
4.70%*,3	140,000	149,345
Charles Schwab Corp.
4.00%*,3	500,000	505,000
JPMorgan Chase & Co.
3.65%*,3	250,000	249,375
4.63%	8,000	208,880
MetLife, Inc.
3.85%*,3	400,000	408,000
Public Storage
4.63%	12,755	341,579
4.13%	2,323	58,702
W R Berkley Corp.
4.13% due 03/30/61	11,288	288,070
4.25% due 09/30/60	1,845	48,874
Arch Capital Group Ltd.
4.55%	10,000	258,600
American Financial Group, Inc.
4.50% due 09/15/60	8,968	242,046
RenaissanceRe Holdings Ltd.
4.20%	8,000	200,720
CNO Financial Group, Inc.
5.13% due 11/25/60	6,000	159,300
Goldman Sachs Group, Inc.
3.80%[3]	150,000	149,250
Kuvare US Holdings, Inc.
7.00% due 02/17/51*,3,4	100,000	108,500
Assurant, Inc.
5.25% due 01/15/61	4,000	107,880
Selective Insurance Group, Inc.
4.60%	4,000	103,600
Total Preferred Stocks
(Cost $8,429,475)		8,699,904

WARRANTS† - 0.0%
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/25*,1	8,510	11,234
KKR Acquisition Holdings I Corp. - Class A
Expiring 12/31/27*,1	8,457	8,445
Ginkgo Bioworks Holdings, Inc.
Expiring 12/31/27*	684	1,532
MSD Acquisition Corp.
Expiring 05/13/23*,1	974	1,115
Conyers Park III Acquisition Corp.
Expiring 08/12/28*	1,266	1,114
RXR Acquisition Corp.
Expiring 03/08/26*,1	1,547	1,083
AfterNext HealthTech Acquisition Corp.
Expiring 07/09/23*	1,366	956
Acropolis Infrastructure Acquisition Corp.
Expiring 03/31/26*,1	900	721
Blue Whale Acquisition Corp.
Expiring 07/30/26*,1	550	467
Colicity, Inc.
Expiring 12/31/27*,1	542	417
Waverley Capital Acquisition Corp. 1 - Class A
Expiring 04/30/27*,1	500	320
Total Warrants
(Cost $65,230)		27,404

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES E (TOTAL RETURN BOND SERIES)

	Shares	Value
MUTUAL FUNDS† - 4.0%
Guggenheim Total Return Bond Fund — R6-Class[5]	243,796	$6,967,697
Total Mutual Funds
(Cost $6,491,508)		6,967,697

MONEY MARKET FUND† - 1.3%
Dreyfus Treasury Obligations Cash Management Fund, 0.01%[6]	2,275,205	2,275,205
Total Money Market Fund
(Cost $2,275,205)		2,275,205

	Face Amount~
CORPORATE BONDS†† - 40.4%
Financial - 16.9%
Pershing Square Holdings Ltd.
3.25% due 11/15/30[4]	1,000,000	1,002,468
3.25% due 10/01/31	1,000,000	1,001,092
Wells Fargo & Co.
3.07% due 04/30/41[3]	1,100,000	1,128,077
Nationwide Mutual Insurance Co.
4.35% due 04/30/50[4]	950,000	1,088,118
Liberty Mutual Group, Inc.
4.30% due 02/01/61[4]	700,000	658,000
3.95% due 05/15/60[4]	280,000	307,413
Bank of America Corp.
2.59% due 04/29/31[3]	890,000	899,056
Reliance Standard Life Global Funding II
2.75% due 05/07/25[4]	800,000	828,936
Reinsurance Group of America, Inc.
3.15% due 06/15/30	750,000	781,198
Arch Capital Group Ltd.
3.64% due 06/30/50	700,000	748,850
Macquarie Bank Ltd.
3.05% due 03/03/36[3,4]	450,000	443,622
3.62% due 06/03/30[4]	290,000	302,569
Wilton RE Ltd.
6.00% †††,3,4,7	700,000	736,092
American International Group, Inc.
4.38% due 06/30/50	550,000	685,583
GLP Capital Limited Partnership / GLP Financing II, Inc.
5.30% due 01/15/29	300,000	340,560
4.00% due 01/15/31	290,000	309,427
Citigroup, Inc.
2.57% due 06/03/31[3]	590,000	595,103
Intercontinental Exchange, Inc.
2.65% due 09/15/40	600,000	579,409
Fidelity National Financial, Inc.
3.40% due 06/15/30	300,000	316,709
2.45% due 03/15/31	230,000	225,703
Nippon Life Insurance Co.
2.75% due 01/21/51[3,4]	350,000	343,000
2.90% due 09/16/51[3,4]	200,000	197,777

Deloitte LLP
3.56% due 05/07/30†††	500,000	517,380
Maple Grove Funding Trust I
4.16% due 08/15/51[4]	500,000	514,828
Iron Mountain, Inc.
5.25% due 07/15/30[4]	250,000	263,455
5.63% due 07/15/32[4]	125,000	133,773
4.50% due 02/15/31[4]	100,000	101,069
Host Hotels & Resorts, LP
3.50% due 09/15/30	435,000	446,545
2.90% due 12/15/31	50,000	48,238
JPMorgan Chase & Co.
2.96% due 05/13/31[3]	230,000	238,136
4.49% due 03/24/31[3]	200,000	231,442
Fairfax Financial Holdings Ltd.
3.38% due 03/03/31	450,000	463,190
Crown Castle International Corp.
2.90% due 04/01/41	250,000	243,132
3.30% due 07/01/30	201,000	212,016
Global Atlantic Finance Co.
4.70% due 10/15/51[3,4]	250,000	253,564
3.13% due 06/15/31[4]	200,000	197,976
Macquarie Group Ltd.
2.87% due 01/14/33[3,4]	250,000	249,244
2.69% due 06/23/32[3,4]	200,000	199,468
OneAmerica Financial Partners, Inc.
4.25% due 10/15/50[4]	410,000	444,481
Safehold Operating Partnership, LP
2.85% due 01/15/32	271,000	265,650
2.80% due 06/15/31	180,000	177,588
Massachusetts Mutual Life Insurance Co.
3.20% due 12/01/61[4]	450,000	443,172
Ares Finance Company II LLC
3.25% due 06/15/30[4]	410,000	422,613
National Australia Bank Ltd.
2.99% due 05/21/31[4]	400,000	401,161
Alleghany Corp.
3.63% due 05/15/30	370,000	401,123
United Wholesale Mortgage LLC
5.50% due 04/15/29[4]	300,000	294,375
5.50% due 11/15/25[4]	100,000	101,875
Standard Chartered plc
4.64% due 04/01/31[3,4]	350,000	396,009
First American Financial Corp.
4.00% due 05/15/30	360,000	394,031
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
3.88% due 03/01/31[4]	350,000	355,250
Brookfield Finance, Inc.
3.50% due 03/30/51	280,000	293,422
4.70% due 09/20/47	50,000	61,400
Belrose Funding Trust
2.33% due 08/15/30[4]	320,000	313,752
LPL Holdings, Inc.
4.00% due 03/15/29[4]	300,000	307,125

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
KKR Group Finance Company VIII LLC
3.50% due 08/25/50[4]	290,000	$303,467
ABN AMRO Bank N.V.
2.47% due 12/13/29[3,4]	300,000	299,999
Jefferies Group LLC
2.75% due 10/15/32	300,000	296,705
Everest Reinsurance Holdings, Inc.
3.50% due 10/15/50	280,000	293,719
SBA Communications Corp.
3.13% due 02/01/29[4]	250,000	240,000
3.88% due 02/15/27	50,000	51,500
UBS Group AG
2.10% due 02/11/32[3,4]	300,000	290,326
Assured Guaranty US Holdings, Inc.
3.15% due 06/15/31	150,000	154,865
3.60% due 09/15/51	100,000	103,987
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[4]	250,000	256,250
Kennedy-Wilson, Inc.
4.75% due 03/01/29	150,000	153,375
4.75% due 02/01/30	100,000	101,370
Stewart Information Services Corp.
3.60% due 11/15/31	250,000	253,142
Societe Generale S.A.
2.89% due 06/09/32[3,4]	250,000	249,379
FS KKR Capital Corp.
2.63% due 01/15/27	250,000	246,718
Westpac Banking Corp.
3.02% due 11/18/36[3]	150,000	148,216
2.96% due 11/16/40	100,000	98,079
Assurant, Inc.
2.65% due 01/15/32	250,000	245,174
AmFam Holdings, Inc.
2.81% due 03/11/31[4]	200,000	204,213
Primerica, Inc.
2.80% due 11/19/31	200,000	202,155
NFP Corp.
6.88% due 08/15/28[4]	200,000	200,516
Hunt Companies, Inc.
5.25% due 04/15/29[4]	200,000	197,000
Americo Life, Inc.
3.45% due 04/15/31[4]	200,000	194,385
Lincoln National Corp.
4.38% due 06/15/50	150,000	181,811
Raymond James Financial, Inc.
3.75% due 04/01/51	150,000	165,674
Kemper Corp.
2.40% due 09/30/30	170,000	164,671
Prudential Financial, Inc.
3.70% due 10/01/50[3]	130,000	131,506
PartnerRe Finance B LLC
4.50% due 10/01/50[3]	110,000	115,738
Nasdaq, Inc.
3.25% due 04/28/50	110,000	111,842
Western & Southern Life Insurance Co.
3.75% due 04/28/61[4]	100,000	111,425
Penn Mutual Life Insurance Co.
3.80% due 04/29/61[4]	100,000	108,183
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[4]	95,000	101,650
Jefferies Group LLC / Jefferies Group Capital Finance, Inc.
2.63% due 10/15/31	100,000	98,357
Home Point Capital, Inc.
5.00% due 02/01/26[4]	100,000	92,750
Apollo Management Holdings, LP
2.65% due 06/05/30[4]	90,000	90,769
Brown & Brown, Inc.
2.38% due 03/15/31	90,000	87,661
American Equity Investment Life Holding Co.
5.00% due 06/15/27	69,000	78,130
CNO Financial Group, Inc.
5.25% due 05/30/29	50,000	57,420
Brookfield Finance LLC
3.45% due 04/15/50	50,000	52,059
Weyerhaeuser Co.
4.00% due 04/15/30	43,000	47,954
Total Financial		29,487,385

Consumer, Non-cyclical - 5.6%
CoStar Group, Inc.
2.80% due 07/15/30[4]	740,000	740,175
Altria Group, Inc.
3.70% due 02/04/51	550,000	512,666
3.40% due 05/06/30	170,000	175,888
4.45% due 05/06/50	50,000	51,578
Mozart Debt Merger Sub, Inc.
3.88% due 04/01/29[4]	550,000	548,059
Johns Hopkins University
2.81% due 01/01/60	500,000	512,363
BAT Capital Corp.
3.98% due 09/25/50	300,000	288,373
4.70% due 04/02/27	190,000	209,009
Children’s Hospital Corp.
2.59% due 02/01/50	500,000	478,237
Quanta Services, Inc.
2.90% due 10/01/30	467,000	474,910
Royalty Pharma plc
3.55% due 09/02/50	310,000	307,356
2.20% due 09/02/30	160,000	154,870
Kraft Heinz Foods Co.
4.38% due 06/01/46	180,000	210,780
4.88% due 10/01/49	75,000	94,196
5.50% due 06/01/50	50,000	67,694
5.00% due 06/04/42	50,000	62,198
DaVita, Inc.
3.75% due 02/15/31[4]	303,000	295,222
4.63% due 06/01/30[4]	113,000	115,684
Global Payments, Inc.
2.90% due 05/15/30	210,000	213,812
2.90% due 11/15/31	140,000	142,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
Smithfield Foods, Inc.
2.63% due 09/13/31[4]	250,000	$241,883
3.00% due 10/15/30[4]	110,000	109,549
US Foods, Inc.
6.25% due 04/15/25[4]	200,000	208,250
4.75% due 02/15/29[4]	89,000	90,446
California Institute of Technology
3.65% due 09/01/19	225,000	261,777
Post Holdings, Inc.
4.50% due 09/15/31[4]	250,000	248,125
BECLE, S.A.B. DE C.V
2.50% due 10/14/31[4]	250,000	245,985
Triton Container International Ltd.
3.15% due 06/15/31[4]	200,000	201,699
JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc.
3.00% due 05/15/32[4]	200,000	200,000
TriNet Group, Inc.
3.50% due 03/01/29[4]	200,000	199,250
Kimberly-Clark de Mexico SAB de CV
2.43% due 07/01/31[4]	200,000	197,642
Central Garden & Pet Co.
4.13% due 04/30/31[4]	100,000	100,500
4.13% due 10/15/30	75,000	75,656
Spectrum Brands, Inc.
5.75% due 07/15/25	150,000	153,187
Hologic, Inc.
3.25% due 02/15/29[4]	150,000	150,000
Universal Health Services, Inc.
2.65% due 10/15/30[4]	150,000	148,786
Transurban Finance Company Pty Ltd.
2.45% due 03/16/31[4]	150,000	148,545
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
6.13% due 04/01/29[4]	150,000	147,000
Avantor Funding, Inc.
4.63% due 07/15/28[4]	125,000	130,312
Gartner, Inc.
3.75% due 10/01/30[4]	100,000	102,240
Block, Inc.
2.75% due 06/01/26[4]	100,000	100,119
GXO Logistics, Inc.
2.65% due 07/15/31[4]	100,000	98,766
Syneos Health, Inc.
3.63% due 01/15/29[4]	100,000	98,750
Nielsen Finance LLC / Nielsen Finance Co.
4.50% due 07/15/29[4]	100,000	98,374
Service Corporation International
3.38% due 08/15/30	100,000	98,157
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.38% due 08/31/27[4]	100,000	96,539
Tenet Healthcare Corp.
4.63% due 06/15/28[4]	75,000	77,062
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
5.00% due 12/31/26[4]	50,000	49,392
Total Consumer, Non-cyclical		9,733,061

Industrial - 4.5%
Boeing Co.
5.15% due 05/01/30	970,000	1,130,148
5.81% due 05/01/50	490,000	663,522
5.71% due 05/01/40	490,000	629,360
2.20% due 02/04/26	200,000	199,952
Stadco LA, LLC
3.75% due 05/15/56†††	500,000	494,327
Amsted Industries, Inc.
4.63% due 05/15/30[4]	470,000	481,750
Cellnex Finance Company S.A.
3.88% due 07/07/41[4]	450,000	430,344
Crown Americas LLC / Crown Americas Capital Corporation VI
4.75% due 02/01/26	400,000	410,000
TD SYNNEX Corp.
2.65% due 08/09/31[4]	250,000	240,335
2.38% due 08/09/28[4]	150,000	145,605
Flowserve Corp.
3.50% due 10/01/30	270,000	278,934
2.80% due 01/15/32	100,000	97,301
Owens Corning
3.88% due 06/01/30	320,000	348,997
Vontier Corp.
2.95% due 04/01/31[4]	350,000	346,692
Textron, Inc.
2.45% due 03/15/31	350,000	343,942
Acuity Brands Lighting, Inc.
2.15% due 12/15/30	350,000	341,154
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
4.13% due 08/15/26[4]	250,000	255,625
Standard Industries, Inc.
4.38% due 07/15/30[4]	125,000	127,563
3.38% due 01/15/31[4]	125,000	120,411
GATX Corp.
4.00% due 06/30/30	140,000	155,854
3.50% due 03/15/28	50,000	53,710
Weir Group plc
2.20% due 05/13/26[4]	200,000	197,208
Howmet Aerospace, Inc.
6.75% due 01/15/28	145,000	171,997
Norfolk Southern Corp.
4.10% due 05/15/21	50,000	56,528
Berry Global, Inc.
1.57% due 01/15/26	50,000	48,926
Graphic Packaging International LLC
3.50% due 03/01/29[4]	11,000	10,918
Total Industrial		7,781,103

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
Communications - 3.9%
ViacomCBS, Inc.
4.95% due 01/15/31	617,000	$735,007
4.95% due 05/19/50	320,000	407,919
Charter Communications Operating LLC / Charter Communications Operating Capital
2.80% due 04/01/31	625,000	618,433
2.25% due 01/15/29	100,000	97,570
3.90% due 06/01/52	50,000	50,138
Level 3 Financing, Inc.
3.63% due 01/15/29[4]	330,000	313,500
4.25% due 07/01/28[4]	288,000	285,120
3.75% due 07/15/29[4]	100,000	95,000
British Telecommunications plc
4.88% due 11/23/81[3,4]	350,000	352,314
9.63% due 12/15/30	100,000	146,437
T-Mobile USA, Inc.
3.88% due 04/15/30	335,000	366,407
2.88% due 02/15/31	50,000	49,380
2.70% due 03/15/32[4]	10,000	10,062
AT&T, Inc.
2.75% due 06/01/31	410,000	418,304
CSC Holdings LLC
4.13% due 12/01/30[4]	200,000	195,250
3.38% due 02/15/31[4]	200,000	187,250
Virgin Media Secured Finance plc
4.50% due 08/15/30[4]	300,000	301,893
McGraw-Hill Education, Inc.
5.75% due 08/01/28[4]	300,000	297,000
Cable One, Inc.
4.00% due 11/15/30[4]	300,000	294,000
UPC Broadband Finco BV
4.88% due 07/15/31[4]	250,000	255,000
Vodafone Group plc
4.13% due 06/04/81[3]	250,000	247,490
Virgin Media Vendor Financing Notes IV DAC
5.00% due 07/15/28[4]	200,000	201,509
Altice France S.A.
5.13% due 07/15/29[4]	200,000	195,090
Sirius XM Radio, Inc.
4.13% due 07/01/30[4]	180,000	180,000
Radiate Holdco LLC / Radiate Finance, Inc.
4.50% due 09/15/26[4]	150,000	151,500
Go Daddy Operating Company LLC / GD Finance Co., Inc.
3.50% due 03/01/29[4]	150,000	148,852
Lamar Media Corp.
3.63% due 01/15/31	100,000	97,380
CCO Holdings LLC / CCO Holdings Capital Corp.
4.25% due 02/01/31[4]	50,000	50,439
Switch Ltd.
3.75% due 09/15/28[4]	50,000	50,375
Total Communications		6,798,619

Consumer, Cyclical - 3.4%
Marriott International, Inc.
4.63% due 06/15/30	340,000	382,482
3.50% due 10/15/32	330,000	345,594
5.75% due 05/01/25	250,000	281,410
2.85% due 04/15/31	170,000	169,480
2.75% due 10/15/33	100,000	97,004
Delta Air Lines, Inc.
7.00% due 05/01/25[4]	1,070,000	1,223,448
Hyatt Hotels Corp.
5.38% due 04/23/25	220,000	243,859
5.75% due 04/23/30	190,000	226,643
Hilton Domestic Operating Company, Inc.
3.75% due 05/01/29[4]	400,000	403,000
Choice Hotels International, Inc.
3.70% due 01/15/31	360,000	381,647
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[4]	350,000	373,625
1011778 BC ULC / New Red Finance, Inc.
4.00% due 10/15/30[4]	300,000	294,750
3.88% due 01/15/28[4]	55,000	55,702
Delta Air Lines Inc. / SkyMiles IP Ltd.
4.50% due 10/20/25[4]	300,000	315,304
PetSmart, Inc. / PetSmart Finance Corp.
4.75% due 02/15/28[4]	250,000	256,562
Walgreens Boots Alliance, Inc.
4.10% due 04/15/50	198,000	221,939
United Airlines, Inc.
4.38% due 04/15/26[4]	150,000	156,410
Scotts Miracle-Gro Co.
4.00% due 04/01/31[4]	150,000	148,125
British Airways Class A Pass Through Trust
2.90% due 03/15/35[4]	99,990	99,594
Allison Transmission, Inc.
3.75% due 01/30/31[4]	100,000	97,500
WMG Acquisition Corp.
3.00% due 02/15/31[4]	75,000	71,812
Aramark Services, Inc.
5.00% due 02/01/28[4]	10,000	10,338
Total Consumer, Cyclical		5,856,228

Energy - 2.4%
Galaxy Pipeline Assets Bidco Ltd.
3.25% due 09/30/40[4]	700,000	706,670
2.94% due 09/30/40[4]	350,000	348,325
BP Capital Markets plc
4.88%[3,7]	880,000	950,400
Qatar Energy
3.30% due 07/12/51[4]	250,000	257,342
3.13% due 07/12/41[4]	250,000	252,654
Sabine Pass Liquefaction LLC
4.50% due 05/15/30	400,000	451,209
Occidental Petroleum Corp.
4.63% due 06/15/45	200,000	207,500
3.00% due 02/15/27	70,000	71,050

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
ITT Holdings LLC
6.50% due 08/01/29[4]	250,000	$247,500
Magellan Midstream Partners, LP
3.25% due 06/01/30	190,000	199,548
Valero Energy Corp.
2.15% due 09/15/27	140,000	139,465
Midwest Connector Capital Company LLC
4.63% due 04/01/29[4]	110,000	118,398
NuStar Logistics, LP
5.63% due 04/28/27	100,000	105,750
DCP Midstream Operating, LP
3.25% due 02/15/32	100,000	100,750
Parkland Corp.
4.63% due 05/01/30[4]	100,000	99,375
Total Energy		4,255,936

Technology - 1.6%
Broadcom, Inc.
4.15% due 11/15/30	484,000	536,783
2.45% due 02/15/31[4]	300,000	294,154
3.19% due 11/15/36[4]	26,000	25,955
NetApp, Inc.
2.70% due 06/22/30	412,000	412,314
Qorvo, Inc.
4.38% due 10/15/29	170,000	180,412
3.38% due 04/01/31[4]	100,000	101,794
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31	250,000	260,096
Oracle Corp.
3.95% due 03/25/51	250,000	259,527
Citrix Systems, Inc.
1.25% due 03/01/26	250,000	243,470
Leidos, Inc.
2.30% due 02/15/31	250,000	240,695
Boxer Parent Company, Inc.
7.13% due 10/02/25[4]	100,000	104,875
MSCI, Inc.
3.63% due 09/01/30[4]	75,000	76,687
3.88% due 02/15/31[4]	15,000	15,619
Twilio, Inc.
3.63% due 03/15/29	38,000	38,336
Total Technology		2,790,717

Basic Materials - 1.2%
Newcrest Finance Pty Ltd.
3.25% due 05/13/30[4]	460,000	481,765
4.20% due 05/13/50[4]	220,000	249,171
Anglo American Capital plc
5.63% due 04/01/30[4]	200,000	236,970
2.63% due 09/10/30[4]	200,000	196,112
Alcoa Nederland Holding BV
5.50% due 12/15/27[4]	200,000	214,000
Minerals Technologies, Inc.
5.00% due 07/01/28[4]	190,000	196,944
INEOS Quattro Finance 2 plc
3.38% due 01/15/26[4]	150,000	150,548
Yamana Gold, Inc.
2.63% due 08/15/31[4]	150,000	143,971
Reliance Steel & Aluminum Co.
2.15% due 08/15/30	100,000	97,166
Valvoline, Inc.
4.25% due 02/15/30[4]	50,000	51,011
Total Basic Materials		2,017,658

Utilities - 0.9%
Cheniere Corpus Christi Holdings LLC
3.52% due 12/31/39†††	800,000	805,007
AES Corp.
3.95% due 07/15/30[4]	220,000	234,388
NRG Energy, Inc.
2.45% due 12/02/27[4]	200,000	198,172
Enel Finance International N.V.
2.88% due 07/12/41[4]	200,000	191,755
Clearway Energy Operating LLC
3.75% due 02/15/31[4]	100,000	99,750
Xcel Energy, Inc.
2.35% due 11/15/31	60,000	59,679
American Transmission Systems, Inc.
2.65% due 01/15/32[4]	50,000	50,464
Total Utilities		1,639,215

Total Corporate Bonds
(Cost $68,070,595)		70,359,922

ASSET-BACKED SECURITIES†† - 19.3%
Collateralized Loan Obligations - 12.6%
Octagon Investment Partners 49 Ltd.
2021-5A, 1.67% (3 Month USD LIBOR + 1.55%, Rate Floor: 1.55%) due 01/15/33[4,8]	1,750,000	1,740,387
LoanCore Issuer Ltd.
2019-CRE2, 1.61% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/36[4,8]	550,000	549,809
2018-CRE1, 1.61% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/28[4,8]	500,000	500,000
2021-CRE6, 2.41% (1 Month USD LIBOR + 2.30%, Rate Floor: 2.30%) due 11/15/38[4]	500,000	498,649
BXMT Ltd.
2020-FL2, 1.32% (30 Day Average U.S. Secured Overnight Financing Rate + 1.26%, Rate Floor: 1.15%) due 02/15/38[4,8]	1,000,000	997,081
2020-FL3, 2.72% (30 Day Average U.S. Secured Overnight Financing Rate + 2.66%, Rate Floor: 2.55%) due 11/15/37[4,8]	250,000	250,032
Cerberus Loan Funding XXX, LP
2020-3A, 1.97% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 01/15/33[4,8]	1,000,000	1,004,945

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
Woodmont Trust
2020-7A, 2.02% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 01/15/32[4,8]	1,000,000	$1,004,458
ABPCI Direct Lending Fund CLO II LLC
2021-1A, 1.73% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 04/20/32[4,8]	1,000,000	999,901
LCCM 2021-FL3 Trust
2021-FL3, 1.55% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 11/15/38[4,8]	600,000	599,601
2021-FL3, 1.90% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 11/15/38[4,8]	400,000	399,383
MidOcean Credit CLO VII
2020-7A, 1.57% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 07/15/29[4,8]	1,000,000	995,951
Golub Capital Partners CLO 36M Ltd.
2018-36A, 1.44% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[4,8]	850,000	846,561
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[4,9]	1,000,000	840,504
Golub Capital Partners CLO 33M Ltd.
2021-33A, 2.04% (3 Month USD LIBOR + 1.86%, Rate Floor: 1.86%) due 08/25/33[4,8]	750,000	749,997
STWD Ltd.
2019-FL1, 1.71% (30 Day Average U.S. Secured Overnight Financing Rate + 1.71%, Rate Floor: 1.60%) due 07/15/38[4,8]	750,000	748,691
Dryden 33 Senior Loan Fund
2020-33A, 1.52% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 04/15/29[4,8]	750,000	748,665
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 1.42% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[4,8]	750,000	748,538
ABPCI Direct Lending Fund CLO I LLC
2021-1A, 1.83% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 07/20/33[4,8]	500,000	502,211
THL Credit Lake Shore MM CLO I Ltd.
2021-1A, 1.82% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 04/15/33[4,8]	500,000	501,247
Golub Capital Partners CLO 16 Ltd.
2021-16A, 1.73% (3 Month USD LIBOR + 1.61%, Rate Floor: 1.61%) due 07/25/33[4,8]	500,000	500,943
Cerberus Loan Funding XXXIII, LP
2021-3A, 1.97% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 07/23/33[4,8]	500,000	500,923
Cerberus Loan Funding XXVI, LP
2021-1A, 1.62% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/31[4,8]	500,000	500,547
ABPCI Direct Lending Fund CLO V Ltd.
2021-5A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/20/31[4,8]	500,000	500,097
Wellfleet CLO Ltd.
2020-2A, 1.19% (3 Month USD LIBOR + 1.06%, Rate Floor: 0.00%) due 10/20/29[4,8]	500,000	500,040
Cerberus Loan Funding XXXVI, LP
2021-6A, 1.53% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 11/22/33[4,8]	500,000	499,999
CHCP Ltd.
2021-FL1, 2.27% (30 Day Average U.S. Secured Overnight Financing Rate + 2.21%, Rate Floor: 2.10%) due 02/15/38[4,8]	500,000	497,973
KREF
2021-FL2, 2.11% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 02/15/39[4,8]	500,000	497,543
GPMT Ltd.
2019-FL2, 2.00% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 02/22/36[4,8]	500,000	497,067
HERA Commercial Mortgage Ltd.
2021-FL1, 1.70% (1 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 02/18/38[4,8]	500,000	495,898
Golub Capital Partners CLO 54M L.P
2021-54A, 2.77% (3 Month USD LIBOR + 2.65%, Rate Floor: 2.65%) due 08/05/33[4,8]	500,000	495,428
Treman Park CLO Ltd.
2015-1A, due 10/20/28[4,9]	500,000	401,523
ABPCI Direct Lending Fund CLO IV LLC
2.12% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 07/08/29†††,8	250,000	250,146
Golub Capital Partners CLO 17 Ltd.
2017-17A, 1.77% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/25/30[4,8]	250,000	250,039

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
Diamond CLO Ltd.
2021-1A, 1.57% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/25/29[4,8]	250,000	$249,952
Halcyon Loan Advisors Funding Ltd.
2017-3A, 1.02% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27[4,8]	111,009	111,002
Copper River CLO Ltd.
2007-1A, due 01/20/21[9,10]	600,000	120
Total Collateralized Loan Obligations		21,975,851

Transport-Aircraft - 2.0%
Lunar 2021-1 Structured Aircraft Portfolio Notes
2021-1, 2.64% due 10/15/46[4]	491,963	489,154
Aaset 2021-1 Trust
2021-1A, 2.95% due 11/16/41[4]	491,268	481,449
WAVE LLC
2019-1, 3.60% due 09/15/44[4]	442,586	431,565
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[4]	414,057	399,977
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[4]	410,974	399,015
Castlelake Aircraft Structured Trust
2021-1A, 3.47% due 01/15/46[4]	380,865	385,147
Raspro Trust
2005-1A, 1.06% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[4,8]	251,293	250,989
Navigator Aircraft ABS Ltd.
2021-1, 2.77% due 11/15/46[4]	248,698	247,750
Sprite Ltd.
2021-1, 3.75% due 11/15/46[4]	248,105	243,784
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[4]	146,628	145,042
Total Transport-Aircraft		3,473,872

Net Lease - 1.5%
Store Master Funding I-VII
2016-1A, 3.96% due 10/20/46[4]	1,126,188	1,164,131
Capital Automotive REIT
2021-1A, 2.76% due 08/15/51[4]	500,000	494,102
CMFT Net Lease Master Issuer LLC
2021-1, 3.44% due 07/20/51[4]	400,000	389,303
CARS-DB4, LP
2020-1A, 3.81% due 02/15/50[4]	249,271	264,792
CF Hippolyta LLC
2020-1, 2.28% due 07/15/60[4]	230,126	229,875
Total Net Lease		2,542,203

Collateralized Debt Obligations - 1.5%
Anchorage Credit Funding Ltd.
2021-13A, 2.88% due 07/27/39[4]	1,000,000	1,000,144
Anchorage Credit Funding 4 Ltd.
2021-4A, 2.72% due 04/27/39[4]	1,000,000	1,000,060
Anchorage Credit Funding 3 Ltd.
2021-3A, 2.87% due 01/28/39[4]	500,000	499,975
Total Collateralized Debt Obligations		2,500,179

Whole Business - 0.9%
Arbys Funding LLC
2020-1A, 3.24% due 07/30/50[4]	987,500	1,007,245
ServiceMaster Funding LLC
2020-1, 3.34% due 01/30/51[4]	248,125	249,697
SERVPRO Master Issuer LLC
2021-1A, 2.39% due 04/25/51[4]	248,750	244,433
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[4]	95,500	99,640
Total Whole Business		1,601,015

Financial - 0.7%
Oxford Finance Funding
2020-1A, 3.10% due 02/15/28[4]	500,000	505,235
Madison Avenue Secured Funding Trust Series 2021-1
2021-1, (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 01/17/23[4,8]	450,000	450,000
Nassau LLC
2019-1, 3.98% due 08/15/34[4]	203,487	205,633
KKR Core Holding Company LLC
4.00% due 08/12/31†††	110,000	107,732
Total Financial		1,268,600

Transport-Container - 0.1%
Textainer Marine Containers VII Ltd.
2020-1A, 2.73% due 08/21/45[4]	215,662	216,173
Total Asset-Backed Securities
(Cost $33,517,571)		33,577,893

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 10.0%
Residential Mortgage-Backed Securities - 6.0%
Starwood Mortgage Residential Trust
2020-1, 2.41% (WAC) due 02/25/50[4,8]	924,890	928,466
Ameriquest Mortgage Securities Trust
2006-M3, 0.26% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 10/25/36[8]	2,196,534	925,424
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 0.22% (1 Month USD LIBOR + 0.12%, Rate Floor: 0.12%) due 12/25/36[8]	1,327,372	845,230
FKRT
2.21% due 11/30/58†††,10	750,000	743,925
Home Equity Loan Trust
2007-FRE1, 0.29% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[8]	661,402	640,790
CSMC Trust
2020-RPL5, 3.02% (WAC) due 08/25/60[4,8]	593,385	596,636
NovaStar Mortgage Funding Trust Series
2007-2, 0.30% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[8]	520,075	511,724

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~		Value
LSTAR Securities Investment Ltd.
2021-1, 1.90% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26[8,10]		269,231	$270,000
2021-2, 1.80% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26[8,10]		233,544	234,224
OSAT Trust
2021-RPL1, 2.12% due 05/25/65[4,11]		508,626	503,937
Master Asset Backed Securities Trust
2006-WMC4, 0.25% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 10/25/36[8]		1,170,990	502,727
Legacy Mortgage Asset Trust 2021-GS5
2021-GS5, 2.25% due 07/25/67[4,11]		500,000	498,484
Credit Suisse Mortgage Capital Certificates
2021-RPL9, 2.44% (WAC) due 02/25/61[4,8]		495,473	495,490
ZH Trust
2021-1, 2.25% due 02/18/27[4]		500,000	492,360
PRPM LLC
2021-5, 1.79% due 06/25/26[4,11]		467,613	463,094
Legacy Mortgage Asset Trust
2021-GS3, 1.75% due 07/25/61[4,11]		462,024	457,693
HarborView Mortgage Loan Trust
2006-14, 0.25% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[8]		401,553	379,648
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE2A, 0.23% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 07/25/37[4,8]		381,819	365,048
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[12]		1,974,583	323,700
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 0.92% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[8]		232,648	201,669
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28		54,479	54,993
Morgan Stanley Re-REMIC Trust
2010-R5, 2.42% due 06/26/36[4]		46,264	43,068
Total Residential Mortgage-Backed Securities			10,478,330

Government Agency - 1.5%
Fannie Mae
3.83% due 05/01/49		1,000,000	1,150,758
2.41% due 12/01/41		1,000,000	985,212
Fannie Mae-Aces
1.48% (WAC) due 03/25/35[8,12]		3,665,803	451,400
Total Government Agency			2,587,370

Military Housing - 1.3%
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52†††,4		933,995	1,113,494
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 4.49% (WAC) due 11/25/55†††,4,8		930,158	1,095,879
Total Military Housing			2,209,373

Commercial Mortgage Backed Securities - 1.2%
GS Mortgage Securities Trust
2020-GC45, 0.67% (WAC) due 02/13/53[8,12]		9,975,846	442,144
BX Commercial Mortgage Trust
2021-VOLT, 2.11% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 09/15/36[4,8]		350,000	346,910
Life Mortgage Trust
2021-BMR, 2.46% (1 Month USD LIBOR + 2.35%, Rate Floor: 2.35%) due 03/15/38[4,8]		250,000	249,360
Extended Stay America Trust
2021-ESH, 2.36% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/15/38[4,8]		248,706	248,706
Wells Fargo Commercial Mortgage Trust
2016-NXS5, 1.43% (WAC) due 01/15/59[8,12]		3,760,255	176,043
2015-NXS1, 2.63% due 05/15/48		61,601	61,578
CFCRE Commercial Mortgage Trust
2016-C3, 0.99% (WAC) due 01/10/48[8,12]		5,528,293	193,067
Citigroup Commercial Mortgage Trust
2016-GC37, 1.69% (WAC) due 04/10/49[8,12]		3,218,434	187,603
COMM Mortgage Trust
2015-CR26, 0.92% (WAC) due 10/10/48[8,12]		6,107,793	175,962
Total Commercial Mortgage Backed Securities			2,081,373

Total Collateralized Mortgage Obligations
(Cost $17,242,747)			17,356,446

U.S. GOVERNMENT SECURITIES†† - 9.9%
U.S. Treasury Notes
1.38% due 11/15/31[13]		11,209,000	11,067,136
U.S. Treasury Bonds
2.00% due 08/15/51[13,16]		4,500,000	4,587,187
1.88% due 11/15/51		1,000,000	996,875
1.88% due 02/15/51		600,000	593,625
Total U.S. Government Securities
(Cost $17,234,425)			17,244,823

SENIOR FLOATING RATE INTERESTS††,8 - 5.1%
Consumer, Cyclical - 1.0%
MB2 Dental Solutions LLC
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 01/29/27†††		356,431	350,400
7.11% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 01/29/27†††		117,793	115,800
BGIS (BIFM CA Buyer, Inc.)
3.86% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 06/01/26		295,590	292,634
Zephyr Bidco Ltd.
4.93% (1 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 07/23/25	GBP	200,000	266,977
Mavis Tire Express Services TopCo Corp.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 05/04/28		199,500	199,500

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~		Value
CNT Holdings I Corp.
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 11/08/27		199,000	$198,964
Pacific Bells, LLC
5.00% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.00%) due 11/10/28		148,454	147,711
SP PF Buyer LLC
4.60% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/22/25		148,473	143,742
New Trojan Parent, Inc.
3.75% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 01/06/28		99,500	99,023
Total Consumer, Cyclical			1,814,751

Industrial - 1.0%
Charter Next Generation, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/01/27		396,000	396,495
Mileage Plus Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27		250,000	263,282
American Bath Group LLC
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 11/23/27		258,067	256,648
TK Elevator Midco GmbH
4.00% (6 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 07/30/27		198,007	197,980
Air Canada
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 08/11/28		150,000	149,383
Berry Global, Inc.
1.86% (2 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 07/01/26		134,041	133,069
TransDigm, Inc.
2.35% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 12/09/25		128,040	126,168
Anchor Packaging LLC
4.10% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 07/18/26		98,734	97,500
Service Logic Acquisition, Inc.
4.75% (2 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 10/29/27†††		91,981	91,636
Total Industrial			1,712,161

Financial - 0.9%
Citadel Securities, LP
2.60% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 02/02/28		446,625	443,494
Jane Street Group LLC
2.85% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 01/26/28		297,000	294,464
Trans Union LLC
due 12/01/28		200,000	199,350
Higginbotham
6.25% (1 Month USD LIBOR + 5.50%, Rate Floor: 6.25%) due 11/25/26†††		199,130	196,697
HighTower Holding LLC
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/21/28		150,000	149,625
USI, Inc.
3.47% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 12/02/26		148,116	146,979
Duff & Phelps
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 04/09/27		98,997	99,044
AmWINS Group, Inc.
3.00% (1 Month USD LIBOR + 2.25%, Rate Floor: 3.00%) due 02/21/28		99,250	98,423
Total Financial			1,628,076

Technology - 0.8%
Datix Bidco Ltd.
4.96% (6 Month GBP LIBOR + 4.50%, Rate Floor: 4.50%) due 04/28/25†††	GBP	300,000	403,788
Peraton Corp.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/01/28		248,125	248,036
Planview Parent, Inc.
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/17/27		247,500	247,396
Nielsen Finance LLC
2.10% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/04/23		210,946	210,741
Apttus Corp.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/08/28		99,750	99,833
Dun & Bradstreet
3.35% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/06/26		98,751	98,293
Total Technology			1,308,087

Consumer, Non-cyclical - 0.7%
Energizer Holdings, Inc.
2.75% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.75%) due 12/22/27		248,125	247,118
Quirch Foods Holdings LLC
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 10/27/27†††		199,496	199,995
Southern Veterinary Partners LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27		148,966	149,152
HAH Group Holding Co. LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27		149,342	148,969
Mission Veterinary Partners
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/27/28		149,625	148,877
Avantor Funding, Inc.
2.75% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.75%) due 11/08/27		99,002	98,878
Sunshine Investments B.V.
2.91% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 03/28/25		98,990	98,371

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
Elanco Animal Health, Inc.
1.85% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/02/27	96,340	$94,985
National Mentor Holdings, Inc.
4.50% ((1 Month USD LIBOR + 3.75%) and (3 Month USD LIBOR + 3.75%), Rate Floor: 4.50%)due 03/02/28	95,083	93,948
Total Consumer, Non-cyclical		1,280,293

Utilities - 0.2%
Hamilton Projects Acquiror LLC
6.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 06/17/27	386,090	385,527

Basic Materials - 0.2%
Illuminate Buyer LLC
3.60% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/30/27	235,600	233,965
GrafTech Finance, Inc.
3.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.50%) due 02/12/25	82,355	82,251
Total Basic Materials		316,216

Communications - 0.2%
Syndigo LLC
5.25% (6 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 12/15/27†††	198,500	198,004
Authentic Brands
due 12/10/28†††	53,731	53,462
Total Communications		251,466

Energy - 0.1%
ITT Holdings LLC
3.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 07/10/28	97,755	97,169
Total Senior Floating Rate Interests
(Cost $8,757,657)		8,793,746

FEDERAL AGENCY BONDS†† - 3.6%
Tennessee Valley Authority
4.25% due 09/15/65	1,000,000	1,459,231
5.38% due 04/01/56	750,000	1,234,350
Fannie Mae Principal Strips
due 07/15/37[14,15]	2,400,000	1,703,208
Freddie Mac Principal Strips
due 07/15/32[14]	1,950,000	1,599,704
Tennessee Valley Authority Principal Strips
due 01/15/48[14,15]	500,000	251,950
Freddie Mac
due 11/15/38[14]	100,000	67,882
Total Federal Agency Bonds
(Cost $5,440,270)		6,316,325

MUNICIPAL BONDS†† - 1.4%
New York - 0.5%
Port Authority of New York & New Jersey Revenue Bonds
3.14% due 02/15/51	500,000	497,284
Westchester County Local Development Corp. Revenue Bonds
3.85% due 11/01/50	300,000	317,946
Total New York		815,230

California - 0.3%
Cypress School District General Obligation Unlimited
due 08/01/48[14]	1,000,000	428,543
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/46[14]	700,000	297,507
Total California		726,050

Texas - 0.3%
City of San Antonio Texas Electric & Gas Systems Revenue Revenue Bonds
2.91% due 02/01/48	500,000	503,010

Illinois - 0.3%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38	400,000	483,920
Total Municipal Bonds
(Cost $2,298,060)		2,528,210

	Notional Value~
OTC OPTIONS PURCHASED†† - 0.1%
Call Options on:
Interest Rate Options
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	40,900,000	79,346
Morgan Stanley Capital Services LLC 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	16,900,000	32,786
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	14,200,000	15,478
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	4,500,000	4,905
Total OTC Options Purchased
(Cost $162,795)		132,515

Total Investments - 101.4%
(Cost $172,232,325)		$176,554,598

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES E (TOTAL RETURN BOND SERIES)

	Contracts	Value
LISTED OPTIONS WRITTEN† - 0.0%
Call Options on:
Equity Options
Figs, Inc. Expiring December 2022 with strike price of $55.00 (Notional Value $2,756)	1	$(175)
Figs, Inc. Expiring December 2022 with strike price of $50.00 (Notional Value $5,512)	2	(445)
Total Listed Options Written
(Premiums received $3,216)		(620)
Other Assets & Liabilities, net - (1.4)%		(2,351,307)
Total Net Assets - 100.0%		$174,202,671

Centrally Cleared Interest Rate Swap Agreements††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Depreciation**
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.14%	Annually	05/28/25	$5,000,000	$(146,585)	$219	$(146,804)

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Goldman Sachs International	ILS	Buy	1,751,300	477,073 USD	01/31/22	$88,299
JPMorgan Chase Bank, N.A.	GBP	Sell	499,000	660,025 USD	01/14/22	(14,788)
Bank of America, N.A.	ILS	Sell	643,550	190,795 USD	01/31/22	(16,963)
Goldman Sachs International	ILS	Sell	1,107,750	327,439 USD	01/31/22	(30,176)
						$26,372

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Special Purpose Acquisition Company (SPAC).
[2]	All or a portion of this security is pledged as collateral for open call options written contracts at December 31, 2021.
[3]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[4]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $75,428,015 (cost $74,718,696), or 43.3% of total net assets.

[5]	Affiliated issuer.
[6]	Rate indicated is the 7-day yield as of December 31, 2021.
[7]	Perpetual maturity.
[8]

Variable rate security. Rate indicated is the rate effective at December 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[9]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[10]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $1,248,269 (cost $1,252,767), or 0.7% of total net assets — See Note 9.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES E (TOTAL RETURN BOND SERIES)

[11]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at December 31, 2021. See table below for additional step information for each security.

[12]	Security is an interest-only strip.
[13]

All or a portion of this security has been physically segregated or earmarked in connection with reverse repurchase agreements. At December 31, 2021, the total market value of segregated or earmarked security was $15,691,418 — See Note 11.

[14]	Zero coupon rate security.
[15]	Security is a principal-only strip.
[16]	All or a portion of this security is pledged as interest rate swap collateral at December 31,2021.
BofA — Bank of America
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
CMT — Constant Maturity Treasury
GBP — British Pound
ILS — Israeli New Shekel
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REMIC — Real Estate Mortgage Investment Conduit
REIT — Real Estate Investment Trust
SARL — Société à Responsabilité Limitée
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,274,508	$—	$—	$2,274,508
Preferred Stocks	—	8,699,904	—	8,699,904
Warrants	27,404	—	—	27,404
Mutual Funds	6,967,697	—	—	6,967,697
Money Market Fund	2,275,205	—	—	2,275,205
Corporate Bonds	—	67,807,116	2,552,806	70,359,922
Asset-Backed Securities	—	33,220,015	357,878	33,577,893
Collateralized Mortgage Obligations	—	14,403,148	2,953,298	17,356,446
U.S. Government Securities	—	17,244,823	—	17,244,823
Senior Floating Rate Interests	—	7,183,964	1,609,782	8,793,746
Federal Agency Bonds	—	6,316,325	—	6,316,325
Municipal Bonds	—	2,528,210	—	2,528,210
Options Purchased	—	132,515	—	132,515
Forward Foreign Currency Exchange Contracts**	—	88,299	—	88,299
Total Assets	$11,544,814	$157,624,319	$7,473,764	$176,642,897

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Options Written	$620	$—	$—	$620
Interest Rate Swap Agreements**	—	146,804	—	146,804
Forward Foreign Currency Exchange Contracts**	—	61,927	—	61,927
Unfunded Loan Commitments (Note 8)	—	—	4,803	4,803
Total Liabilities	$620	$208,731	$4,803	$214,154

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES E (TOTAL RETURN BOND SERIES)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $12,707,001 are categorized as Level 2 within the disclosure hierarchy — See Note 4.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at December 31, 2021	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$250,146	Option Adjusted Spread off third party pricing	Trade Price	—	—
Asset-Backed Securities	107,732	Yield Analysis	Yield	4.1%	—
Collateralized Mortgage Obligations	1,113,494	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Collateralized Mortgage Obligations	1,095,879	Option Adjusted Spread off third party pricing	Vendor Price	—	—
Collateralized Mortgage Obligations	743,925	Model Price	Market Comparable Yields	2.6%	—
Corporate Bonds	1,816,714	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Corporate Bonds	736,092	Third Party Pricing	Vendor Price	—	—
Senior Floating Rate Interests	1,066,685	Yield Analysis	Yield	4.9%-7.3%	6.3%
Senior Floating Rate Interests	543,097	Third Party Pricing	Broker Quote	—	—
Total Assets	$7,473,764
Liabilities:
Unfunded Loan Commitments	$4,803	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote or yield would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, yield, market comparable yields or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfer between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended December 31, 2021, the Fund had securities with a total value of $2,652,405 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $130,993 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES E (TOTAL RETURN BOND SERIES)

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2021:

	Assets					Liabilities
	Asset-Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Total Assets	Unfunded Loan Commitments
Beginning Balance	$250,000	$—	$2,044,938	$763,890	$3,058,828	$(1,282)
Purchases/(Receipts)	360,000	749,993	499,999	1,170,734	2,780,726	(5,674)
(Sales, maturities and paydowns)/Fundings	(250,000)	—	—	(645,907)	(895,907)	1,245
Amortization of premiums/discounts	—	—	—	29,424	29,424	1,242
Total realized gains (losses) included in earnings	—	—	—	654	654	30
Total change in unrealized appreciation (depreciation) included in earnings	(2,122)	(6,068)	7,869	(21,052)	(21,373)	(364)
Transfers into Level 3	—	2,209,373	—	443,032	2,652,405	—
Transfers out of Level 3	—	—	—	(130,993)	(130,993)	—
Ending Balance	$357,878	$2,953,298	$2,552,806	$1,609,782	$7,473,764	$(4,803)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2021	$(2,122)	$(6,068)	$7,869	$(1,349)	$(1,670)	$(329)

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
Legacy Mortgage Asset Trust 2021-GS3, 1.75% due 07/25/61	4.75%	05/26/24	5.75%	05/26/25
Legacy Mortgage Asset Trust 2021-GS5 2021-GS5, 2.25% due 07/25/67	5.25%	11/26/24	6.25%	11/26/25
OSAT Trust 2021-RPL1, 2.12% due 05/25/65	5.12%	06/26/24	6.12%	06/26/25
PRPM LLC 2021-5, 1.79% due 06/25/26	4.79%	06/26/24	5.79%	06/26/25

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
SERIES E (TOTAL RETURN BOND SERIES)

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$5,097,370	$4,240	$(5,111,985)	$56,945	$(46,570)	$—	—	$4,735	$—
Guggenheim Total Return Bond Fund — R6-Class	6,977,737	260,090	—	—	(270,130)	6,967,697	243,796	195,654	64,953
Guggenheim Ultra Short Duration Fund — Institutional Class	2,084,004	933	(2,087,025)	9,224	(7,136)	—	—	1,043	—
	$14,159,111	$265,263	$(7,199,010)	$66,169	$(323,836)	$6,967,697		$201,432	$64,953

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES E (TOTAL RETURN BOND SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $165,740,817)	$169,586,901
Investments in affiliated issuers, at value (cost $6,491,508)	6,967,697
Cash	1,066,007
Unamortized upfront premiums paid on interest rate swap agreements	219
Unrealized appreciation on forward foreign currency exchange contracts	88,299
Prepaid expenses	5,462
Receivables:
Securities sold	9,907,213
Interest	886,742
Fund shares sold	74,427
Dividends	17,257
Variation margin on interest rate swap agreements	1,925
Foreign tax reclaims	1,518
Total assets	188,603,667

Liabilities:
Unfunded loan commitments, at value (Note 8) (commitment fees received $4,480)	4,803
Reverse repurchase agreements	12,707,001
Options written, at value (premiums received $3,216)	620
Segregated cash due to broker	154,910
Unrealized depreciation on forward foreign currency exchange contracts	61,927
Payable for:
Securities purchased	1,258,192
Management fees	50,188
Distribution and service fees	36,677
Fund shares redeemed	18,625
Fund accounting/administration fees	12,712
Trustees’ fees*	4,088
Transfer agent/maintenance fees	2,195
Miscellaneous	89,058
Total liabilities	14,400,996
Commitments and contingent liabilities (Note 12)	—
Net assets	$174,202,671

Net assets consist of:
Paid in capital	$166,287,334
Total distributable earnings (loss)	7,915,337
Net assets	$174,202,671
Capital shares outstanding	10,111,752
Net asset value per share	$17.23

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$176,484
Dividends from securities of affiliated issuers	201,432
Interest from securities of unaffiliated issuers (net of foreign withholding tax of $1,469)	5,257,982
Total investment income	5,635,898

Expenses:
Management fees	666,651
Distribution and service fees	427,340
Transfer agent/maintenance fees	25,342
Fund accounting/administration fees	119,741
Professional fees	105,006
Custodian fees	40,759
Trustees’ fees*	19,820
Line of credit fees	14,655
Interest expense	173
Miscellaneous	28,535
Total expenses	1,448,022
Less:
Expenses waived by Adviser	(107,580)
Earnings credits applied	(336)
Total waived expenses	(107,916)
Net expenses	1,340,106
Net investment income	4,295,792

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,196,679
Investments in affiliated issuers	66,169
Distributions received from affiliated investment companies	64,953
Investments sold short	(19,676)
Swap agreements	(505,716)
Options purchased	169,266
Options written	74,950
Forward foreign currency exchange contracts	598,296
Foreign currency transactions	185
Net realized gain	2,645,106
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(6,334,744)
Investments in affiliated issuers	(323,836)
Swap agreements	(142,645)
Options purchased	(375,189)
Options written	2,596
Forward foreign currency exchange contracts	(581,829)
Foreign currency translations	37
Net change in unrealized appreciation (depreciation)	(7,755,610)
Net realized and unrealized loss	(5,110,504)
Net decrease in net assets resulting from operations	$(814,712)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

SERIES E (TOTAL RETURN BOND SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,295,792	$3,308,697
Net realized gain on investments	2,645,106	5,727,546
Net change in unrealized appreciation (depreciation) on investments	(7,755,610)	9,930,125
Net increase (decrease) in net assets resulting from operations	(814,712)	18,966,368

Distributions to shareholders	(7,668,530)	(2,739,180)

Capital share transactions:
Proceeds from sale of shares	44,222,719	76,319,538
Distributions reinvested	7,668,530	2,739,180
Cost of shares redeemed	(46,308,753)	(46,391,432)
Net increase from capital share transactions	5,582,496	32,667,286
Net increase (decrease) in net assets	(2,900,746)	48,894,474

Net assets:
Beginning of year	177,103,417	128,208,943
End of year	$174,202,671	$177,103,417

Capital share activity:
Shares sold	2,514,664	4,405,043
Shares issued from reinvestment of distributions	441,990	156,346
Shares redeemed	(2,633,591)	(2,723,087)
Net increase in shares	323,063	1,838,302

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES E (TOTAL RETURN BOND SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$18.09	$16.13	$15.85	$16.40	$16.05
Income (loss) from investment operations:
Net investment income (loss)[a]	.44	.39	.38	.46	.61
Net gain (loss) on investments (realized and unrealized)	(.51)	1.88	.34	(.29)	.45
Total from investment operations	(.07)	2.27	.72	.17	1.06
Less distributions from:
Net investment income	(.30)	(.31)	(.44)	(.72)	(.71)
Net realized gains	(.49)	—	—	—	—
Total distributions	(.79)	(.31)	(.44)	(.72)	(.71)
Net asset value, end of period	$17.23	$18.09	$16.13	$15.85	$16.40

Total Return[b]	(0.43%)	14.21%	4.49%	1.14%	6.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$174,203	$177,103	$128,209	$122,850	$130,499
Ratios to average net assets:
Net investment income (loss)	2.51%	2.27%	2.33%	2.85%	3.76%
Total expenses[c]	0.85%	0.88%	0.94%	0.92%	0.99%
Net expenses[d,e,f]	0.78%	0.78%	0.78%	0.78%	0.81%
Portfolio turnover rate	84%	123%	54%	30%	76%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
—	—	—	0.00%*	—

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
0.78%	0.77%	0.77%	0.77%	0.77%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2021

To Our Shareholders:

The Series F (Floating Rate Strategies Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; and Thomas J. Hauser, Senior Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and Series performance for the fiscal year ended December 31, 2021.

For the year ended December 31, 2021, Series F (Floating Rate Strategies Series) returned 2.50%, compared with 5.40% for its benchmark, the Credit Suisse Leveraged Loan Index.

Investment Approach

The Fund seeks to provide a high level of current income while maximizing total return. The Fund seeks to exploit the broader universe of floating rate securities, including bank loans, asset-backed securities, collateralized loan obligations, and mortgage-backed securities and offers access to Guggenheim’s unique fixed income process and philosophy founded on the principles of behavioral finance. The Fund may complement traditional fixed-income allocation, providing diversification (though, diversification neither assures a profit nor eliminates the risk of experiencing investment losses) as well as the potential to maximize income in various rate environments

Performance Review and Positioning

Leveraged credit experienced its seventh straight quarter of positive performance to end 2021. The more muted performance, to some extent, is to be expected at this stage of the recovery; however, the market was also impacted by the continued (direct and indirect) effects of the COVID-19 pandemic as well as volatility around possible Fed tightening. The Credit Suisse Leveraged Loan Index returned 5.40%, while the Bloomberg U.S. Corporate High Yield Index returned 5.28%. The high yield and bank loan markets have produced similar levels of total returns, though volatility has been much lower in the loan market.

Leveraged credit industry returns for the fourth quarter of 2021 continued to be positive across the board. However, returns were in a much narrower band than the earlier part of the year. Similarly, bank loan returns from a ratings perspective were also in a much narrower band. For the quarter, BB-rated names returned 0.64%, B-rated names returned 0.85%, split-B-rated names returned 0.86%, and CCC-rated names gave back some of the strong performance during the first 9 months with returns of -0.21%.

Loan volume continued to be robust during the fourth quarter at $127 billion driven, by mergers & acquisitions and leveraged buy out activity, capping off a record year of issuance at $615 billion. Primary yields to maturity remained steady overall, with B rated instuments still pricing in the 4.5-5% area. Dividend volume remained high at 12% of primary issuance at $15 billion. Unsurprisingly, given strong issuance levels, we have continued to see loans take market share from high yield.

Loan market demand continued to be extremely robust during the fourth quarter. Collateralized loan obligations (“CLOs”) capped off a record year of new issuance, at $186 billion, with a record quarterly issuance at $56 billion. CLO issuance continued to benefit from strong arbitrage economics and some pull-forward demand ahead of the transition from LIBOR to the Secured Overnight Financing Rate. Retail investor demand tends to be correlated with rate expectations; mutual fund flows continued their strong pace with $7.9 billion of inflows during the fourth quarter, which were effectively flat quarter over quarter and brought the full-year total to $33.8 billion.

Despite pressure on earnings from wage inflation and input costs, fundamentals remain very strong across the loan market. Reviewing performance from public filing constituents in the S&P Leveraged Loan Index, third quarter of 2021 (the most recent filing period) year-over-year revenue and EBITDA (earnings before interest, taxes, depreciation, and amortization) grew +18% and +13%, respectively. Total leverage is now below pre-pandemic levels, and interest coverage is at record highs of 5.8x, well above its historical average, providing a cash flow buffer in the event of rising rates. We continue to see upgrades with a ~1.7x upgrade to downgrade ratio in the quarter coupled with low distress and default rates as well as minimal near-term maturities. Full-year 2021 ended with a trailing twelve-month default rate of 0.3%, which was the lowest level since 2012. We continue to carefully assess the impacts of rising input prices, prioritizing businesses with pass-through agreements and pricing power.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2021

The primary contributor to underperformance was the Fund’s conservative positioning. The Fund is overweight BB’s and underweight CCC’s, both of which were a drag on performance during the first nine months of 2021. This reversed slightly during the fourth quarter, but not enough to offset the Fund’s conservative positioning within individual credits. For the year, the three worst-performing names detracted 19 basis points from performance, but there were no other names that had more than one basis point of negative contribution. Conversely, because of its conservative positioning there were no significant individual positive performers in the Fund.

The bank loan market is currently benefitting from robust demand technicals, supportive fundamentals and a growing economy, mitigated somewhat by macroeconomic concerns and declining support from policymakers. We expect mostly coupon-like returns for 2022 punctuated by periods of volatility given macroeconomic dynamics (supply chain / inflation / labor constraints), geopolitical risks, declining policy support, and potential pandemic related issues.

In terms of fundamentals, revenue and EBITDA growth trends can be expected to decline from current levels but remain positive for most of FY 2022. Total leverage should stabilize in the 5x area (similar to 2017-2019), while interest coverage, given rising rates, may decline moderately but remain above the historical average. Given the mostly favorable credit environment, low level of distress and easy capital markets access, we expect defaults to remain low, but trend higher in 2022. Currently, we are expecting the U.S. Federal Reserve (Fed) to hike four times in 2022; however, we expect debt service to remain manageable given the trajectory of corporate earnings and the low cost of capital for borrowers.

We remain focused on the new issue market as the best source of relative value. While CCC spreads widened in the fourth quarter, we continue to remain cautious on the lower end of the credit curve given tight levels; our focus remains on B-rated issuers. Given the quality and positioning of the current portfolios, we are well suited to take advantage of any volatility should it arise in the market.

Even with spreads at historically tight levels, history has shown that they can remain at compressed levels and even tighten further during periods of economic expansion. We believe floating rate loans continue to offer compelling relative value, with supportive technicals and fundamentals as well as a buffer against rising interest rates.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

SERIES F (FLOATING RATE STRATEGIES SERIES)

OBJECTIVE: Seeks to provide a high level of current income while maximizing total return.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: April 24, 2013

Ten Largest Holdings (% of Total Net Assets)
SPDR Blackstone Senior Loan ETF	2.2%
Energizer Holdings, Inc., 2.75%	1.1%
Emerald TopCo, Inc. (Press Ganey), 3.63%	1.0%
APi Group DE, Inc., 2.75%	1.0%
Ascend Learning LLC, 4.00%	1.0%
Quikrete Holdings, Inc.	1.0%
Electron BidCo, Inc., 3.75%	1.0%
Informatica LLC, 2.88%	1.0%
Catalent Pharma Solutions, Inc., 2.50%	1.0%
AqGen Island Holdings, Inc., 4.00%	1.0%
Top Ten Total	11.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	Since Inception (04/24/13)
Series F (Floating Rate Strategies Series)	2.50%	2.51%	3.06%
Credit Suisse Leveraged Loan Index	5.40%	4.32%	4.14%

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
BBB	14.4%
BB	34.5%
B	40.9%
CCC	0.2%
Other Instruments	10.0%
Total Investments	100.0%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Leveraged Loan Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS	December 31, 2021
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Shares	Value
COMMON STOCKS††† - 0.0%

Industrial - 0.0%
BP Holdco LLC*	11,609	$8,184
Vector Phoenix Holdings, LP*	11,609	3,193
API Heat Transfer Parent LLC*	292,731	29
Total Industrial		11,406

Total Common Stocks
(Cost $88,565)		11,406

PREFERRED STOCKS††† - 0.0%
Industrial - 0.0%
API Heat Transfer Intermediate*	36	—
Total Preferred Stocks
(Cost $28,949)		—

EXCHANGE-TRADED FUNDS† - 2.2%
SPDR Blackstone Senior Loan ETF	24,000	1,095,120
Total Exchange-Traded Funds
(Cost $1,099,920)		1,095,120

MONEY MARKET FUND† - 8.5%
Federated Hermes U.S. Treasury Cash Reserves Fund — Institutional Shares, 0.01%[2]	4,319,254	4,319,254
Total Money Market Fund
(Cost $4,319,254)		4,319,254

	Face Amount
SENIOR FLOATING RATE INTERESTS††,4 - 95.4%
Industrial - 23.1%
APi Group DE, Inc.
due 10/07/28	$500,000	499,285
Quikrete Holdings, Inc.
due 05/22/28	500,000	498,610
Beacon Roofing Supply, Inc.
2.35% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/19/28	497,500	494,266
Reynolds Group Holdings, Inc.
3.35% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/05/26	495,000	491,753
Gardner Denver, Inc.
1.85% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 03/01/27	491,250	485,448
Brown Group Holding LLC
3.00% (3 Month USD LIBOR + 2.50%, Rate Floor: 3.00%) due 06/07/28	485,574	484,360
Arcline FM Holdings LLC
due 06/23/28	483,788	482,578
TransDigm, Inc.
2.35% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/30/25	488,756	481,645

Atlantic Aviation
3.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.50%) due 09/22/28	450,000	448,124
Core & Main, LP
2.60% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 07/27/28	448,875	445,697
Park River Holdings, Inc.
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 12/28/27	450,000	445,428
Gates Global LLC
3.25% (1 Month USD LIBOR + 2.50%, Rate Floor: 3.25%) due 03/31/27	446,617	445,379
Cushman & Wakefield US Borrower LLC
2.85% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 08/21/25	444,347	440,934
American Builders & Contractors Supply Co., Inc.
2.10% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 01/15/27	439,875	436,576
Filtration Group Corp.
3.10% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/31/25	434,025	429,819
Genesee & Wyoming, Inc.
2.22% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 12/30/26	393,985	391,294
LTI Holdings, Inc.
3.60% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/08/25	390,949	385,792
Berry Global, Inc.
1.86% (2 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 07/01/26	372,879	370,176
WP CPP Holdings LLC
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 04/30/25	374,366	357,830
Engineered Machinery Holdings, Inc.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 05/19/28	350,000	348,632
Standard Industries, Inc.
3.00% (3 Month USD LIBOR + 2.50%, Rate Floor: 3.00%) due 09/22/28	320,125	320,259
Charter Next Generation, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/01/27	282,324	282,677
BWAY Holding Co.
3.35% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24	253,442	249,821
DG Investment Intermediate Holdings 2, Inc.
4.25% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 03/31/28	199,507	199,257
American Bath Group LLC
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 11/23/27	199,511	198,413
TricorBraun Holdings, Inc.
3.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 03/03/28	199,060	197,456

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount	Value
Titan Acquisition Ltd. (Husky)
3.35% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25	$192,499	$189,077
Pro Mach Group, Inc.
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 08/31/28	177,654	178,098
Mileage Plus Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	150,500	158,496
PECF USS Intermediate Holding III Corp.
due 11/04/28	155,000	155,056
Berlin Packaging LLC
4.25% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 03/13/28	150,000	149,700
Madison Safety & Flow LLC
due 12/13/28	100,000	99,906
Air Canada
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 08/11/28	100,000	99,589
USIC Holding, Inc.
4.25% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 05/12/28	99,750	99,519
TK Elevator Midco GmbH
4.00% (6 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 07/30/27	99,004	98,990
API Heat Transfer
12.00% (in-kind rate was 12.00%) due 01/01/24†††,3	195,373	63,496
12.00% (in-kind rate was 12.00%) due 10/02/23†††,3	35,926	25,148
United Airlines, Inc.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 04/21/28	80,829	80,939
Total Industrial		11,709,523

Consumer, Non-cyclical - 19.8%
Energizer Holdings, Inc.
2.75% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.75%) due 12/22/27	548,875	546,647
Electron BidCo, Inc.
3.75% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 11/01/28	500,000	498,305
Catalent Pharma Solutions, Inc.
2.50% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.50%) due 02/22/28	497,494	497,618
VC GB Holdings I Corp.
4.00% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 07/21/28	500,000	495,470
Aramark Services, Inc.
1.85% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 03/11/25	500,000	493,280
DaVita, Inc.
1.85% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/12/26	491,228	488,335
Froneri US, Inc.
2.35% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 01/29/27	492,500	485,507
Bombardier Recreational Products, Inc.
2.10% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 05/24/27	481,926	475,526
Elanco Animal Health, Inc.
1.85% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/02/27	481,700	474,927
JBS USA Lux SA
2.10% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 05/01/26	463,809	462,543
Grifols Worldwide Operations USA, Inc.
2.10% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 11/15/27	465,476	458,493
Hostess Brands LLC
3.00% ((1 Month USD LIBOR + 2.25%) and (3 Month USD LIBOR + 2.25%), Rate Floor: 3.00%)due 08/03/25	448,852	447,124
Hayward Industries, Inc.
3.00% (1 Month USD LIBOR + 2.50%, Rate Floor: 3.00%) due 05/30/28	447,750	445,417
National Mentor Holdings, Inc.
4.50% ((1 Month USD LIBOR + 3.75%) and (3 Month USD LIBOR + 3.75%), Rate Floor: 4.50%)due 03/02/28	447,535	442,178
US Foods, Inc.
2.10% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 09/13/26	439,875	434,596
Medical Solutions Parent Holdings, Inc.
4.00% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 11/01/28	420,000	419,101
Triton Water Holdings, Inc.
4.00% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 03/31/28	398,005	393,288
Hearthside Group Holdings LLC
3.79% (1 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 05/23/25	382,290	379,346
Phoenix Newco, Inc.
4.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 11/15/28	250,000	249,888
Sigma Holding BV (Flora Food)
3.16% (6 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 07/02/25	241,875	236,205
Reynolds Consumer Products LLC
1.85% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 02/04/27	223,058	221,623
Avantor Funding, Inc.
2.75% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.75%) due 11/08/27	199,500	199,251
Icon Luxembourg SARL
2.75% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.75%) due 07/03/28	181,368	181,292
Aveanna Healthcare LLC
4.25% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 07/17/28	162,264	161,279

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount	Value
Pearl Intermediate Parent LLC
4.25% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 02/14/25	$149,618	$149,431
Kronos Acquisition Holdings, Inc.
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/26	148,875	144,177
Endo Luxembourg Finance Company I SARL
5.75% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 03/27/28	99,250	96,322
Osmosis Holdings Australia II Pty Ltd.
4.50% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 07/31/28	91,111	91,176
Total Consumer, Non-cyclical		10,068,345

Consumer, Cyclical - 14.3%
BrightView Landscapes LLC
2.63% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 08/15/25	498,708	495,801
Hilton Worldwide Finance LLC
1.85% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/22/26	500,000	495,465
AlixPartners, LLP
3.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 02/04/28	496,499	494,196
Station Casinos LLC
2.50% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.50%) due 02/08/27	498,716	494,068
Wyndham Hotels & Resorts, Inc.
1.85% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 05/30/25	494,223	488,485
Power Solutions (Panther)
3.35% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/30/26	485,995	482,714
PCI Gaming Authority, Inc.
2.50% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 05/29/26	473,016	470,575
Packers Holdings LLC
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/09/28	472,593	469,158
First Brands Group LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 03/30/27	446,883	448,227
Stars Group (Amaya)
2.47% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/21/26	448,875	446,976
Go Daddy Operating Company LLC
1.85% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 02/15/24	393,115	390,386
Alterra Mountain Co.
4.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 08/17/28	355,874	354,984
PetSmart LLC
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/11/28	349,125	349,345
1011778 BC Unlimited Liability Co.
1.85% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 11/19/26	343,000	337,855
IBC Capital Ltd.
3.97% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/11/23	335,913	332,806
Burlington Stores, Inc.
2.11% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 06/24/28	248,750	247,091
Mavis Tire Express Services TopCo Corp.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 05/04/28	149,625	149,625
WIRB - Copernicus Group, Inc.
due 01/08/27	100,000	99,969
Rent-A-Center, Inc.
3.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 02/17/28	99,250	98,940
WW International, Inc.
4.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 04/13/28	94,500	93,437
EG Finco Ltd.
4.22% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 02/07/25	37,672	37,489
Total Consumer, Cyclical		7,277,592

Communications - 12.4%
CSC Holdings LLC
2.36% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/17/25	504,359	496,163
Radiate Holdco LLC
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 09/25/26	497,000	494,982
Level 3 Financing, Inc.
1.85% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 03/01/27	500,000	493,125
SFR Group S.A.
3.81% (3 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 02/02/26	476,400	471,755
UPC Broadband Holding BV
3.11% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 01/31/29	450,000	448,218
WMG Acquisition Corp.
2.23% (1 Month USD LIBOR + 2.13%, Rate Floor: 2.13%) due 01/20/28	447,365	445,352
Playtika Holding Corp.
2.85% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 03/13/28	447,744	445,318
Virgin Media Bristol LLC
2.61% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 01/31/28	415,406	411,339
Zayo Group Holdings, Inc.
3.10% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/09/27	401,527	395,837
Ziggo Financing Partnership
2.61% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 04/30/28	400,000	395,332

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount	Value
Telenet Financing USD LLC
2.11% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 04/30/28	$400,000	$392,500
McGraw Hill LLC
5.25% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.25%) due 07/28/28	349,125	347,163
Xplornet Communications, Inc.
4.50% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 10/02/28	299,254	298,630
Internet Brands, Inc.
3.60% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/13/24	244,774	243,367
Altice US Finance I Corp.
2.36% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 01/15/26	194,500	191,680
Authentic Brands
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 09/27/24	160,683	159,937
Cengage Learning Acquisitions, Inc.
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 07/14/26	149,625	149,890
GTT Communications, Inc.
2.87% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/30/25†††	11,679	—
Total Communications		6,280,588

Financial - 12.3%
HUB International Ltd.
2.87% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 04/25/25	488,636	482,641
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 04/25/25	99,884	99,790
AqGen Island Holdings, Inc.
4.00% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 08/02/28	500,000	497,375
USI, Inc.
3.22% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 05/16/24	498,698	494,514
Alliant Holdings Intermediate LLC
4.25% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 05/09/25	498,708	493,322
AmWINS Group, Inc.
3.00% (1 Month USD LIBOR + 2.25%, Rate Floor: 3.00%) due 02/21/28	495,752	491,612
NFP Corp.
3.35% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/15/27	485,441	477,024
Nexus Buyer LLC
3.85% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 11/09/26	446,582	444,108
Trans Union LLC
1.85% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 11/16/26	444,312	439,869
Virtu Financial, Inc.
3.10% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/01/26	417,000	415,670
FleetCor Technologies Operating Company LLC
due 04/28/28	400,000	394,900
Focus Financial Partners LLC
2.10% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 07/03/24	394,885	391,185
LPL Holdings, Inc.
1.85% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 11/12/26	348,659	346,191
Citadel Securities, LP
2.60% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 02/02/28	248,125	246,386
Aretec Group, Inc.
4.35% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/01/25	242,500	242,398
Franchise Group, Inc.
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 03/10/26	203,861	203,251
Jane Street Group LLC
2.85% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 01/26/28	79,587	78,907
Total Financial		6,239,143

Technology - 8.5%
Emerald TopCo, Inc. (Press Ganey)
3.63% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/24/26	505,707	503,021
Ascend Learning LLC
4.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 11/18/28	500,000	498,855
Informatica LLC
2.88% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 10/27/28	500,000	497,770
Boxer Parent Co., Inc.
3.97% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 10/02/25	468,860	465,578
RealPage, Inc.
due 04/24/28	400,000	398,564
WEX, Inc.
2.35% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 03/31/28	397,000	394,519
Peraton Corp.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/01/28	297,750	297,643
Epicor Software
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 07/30/27	248,741	248,396
Project Ruby Ultimate Parent Corp.
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/10/28	198,500	198,169
Polaris Newco LLC
4.50% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 06/02/28	149,627	149,486
Conair Holdings LLC
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 05/17/28	149,625	149,544

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount	Value
Atlas CC Acquisition Corp.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/25/28	$149,250	$149,390
Sabre GLBL, Inc.
4.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 12/17/27	149,250	147,198
TIBCO Software, Inc.
3.86% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 06/30/26	135,930	134,790
CoreLogic, Inc.
4.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 06/02/28	99,750	99,550
Total Technology		4,332,473

Basic Materials - 3.0%
Messer Industries USA, Inc.
2.72% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 03/02/26	491,551	487,201
Illuminate Buyer LLC
3.60% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/30/27	426,208	423,250
Asplundh Tree Expert LLC
1.85% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 09/07/27	244,381	243,228
INEOS Ltd.
3.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 01/29/26	149,250	148,722
W.R. Grace Holdings LLC
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 09/22/28	100,000	100,075
Alpha 3 BV (Atotech)
3.00% (1 Month USD LIBOR + 2.50%, Rate Floor: 3.00%) due 03/20/28	99,750	99,500
Total Basic Materials		1,501,976

Energy - 2.0%
DT Midstream, Inc.
2.50% ((3 Month USD LIBOR + 2.00%) and (6 Month USD LIBOR + 2.00%), Rate Floor: 2.50%)due 06/26/28	447,755	448,388
Buckeye Partners LP
2.35% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 11/01/26	394,015	392,270
TransMontaigne Operating Company LP
4.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 11/17/28	200,000	200,750
Total Energy		1,041,408

Total Senior Floating Rate Interests
(Cost $48,709,228)		48,451,048

Total Investments - 106.1%
(Cost $54,245,916)		$53,876,828
Other Assets & Liabilities, net - (6.1)%		(3,108,336)
Total Net Assets - 100.0%		$50,768,492

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2021.
[3]	Payment-in-kind security.
[4]

Variable rate security. Rate indicated is the rate effective at December 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

LIBOR — London Interbank Offered Rate
SARL — Société à Responsabilité Limitée

See Sector Classification in Other Information section.

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES F (FLOATING RATE STRATEGIES SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$—	$—	$11,406		$11,406
Preferred Stocks	—	—	—	*	—
Exchange-Traded Funds	1,095,120	—	—		1,095,120
Money Market Fund	4,319,254	—	—		4,319,254
Senior Floating Rate Interests	—	48,362,404	88,644		48,451,048
Total Assets	$5,414,374	$48,362,404	$100,050		$53,876,828

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Unfunded Loan Commitments (Note 8)	$—	$—	$1,735	$1,735

*	Security has a market value of $0.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at December 31, 2021	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Common Stocks	$11,377	Enterprise Value	Valuation Multiple	2.8x-12.8x	5.6x
Common Stocks	29	Model Price	Liquidation Value	—	—
Senior Floating Rate Interests	88,644	Third Party Pricing	Broker Quote	—	—
Total Assets	$100,050
Liabilities:
Unfunded Loan Commitments	$1,735	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote or valuation multiples would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
SERIES F (FLOATING RATE STRATEGIES SERIES)

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2021:

	Assets				Liabilities
	Senior Floating Rate Interests	Common Stocks	Preferred Stocks	Total Assets	Unfunded Loans Commitments
Beginning Balance	$432,181	$20,114	$18,500	$470,795	$(383)
Purchases/(Receipts)	30,681	138	—	30,819	(3,184)
(Sales, maturities and paydowns)/Fundings	(242,772)	(21,491)	—	(264,263)	83
Amortization of premiums/discounts	3	—	—	3	400
Total realized gains (losses) included in earnings	(2,251)	18,974	—	16,723	669
Total change in unrealized appreciation (depreciation) included in earnings	(129,198)	(6,329)	(18,500)	(154,027)	680
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Ending Balance	$88,644	$11,406	$—	$100,050	$(1,735)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at December 31, 2021	$(130,591)	$(7,155)	$(18,500)	$(156,246)	$966

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21
Common Stocks
BP Holdco LLC *	$4,093	$—	$—	$—	$4,091	$8,184	11,609

*	Non-income producing security.

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES F (FLOATING RATE STRATEGIES SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $54,241,817)	$53,868,644
Investments in affiliated issuers, at value (cost $4,099)	8,184
Cash	61,007
Prepaid expenses	5,491
Receivables:
Securities sold	817,783
Interest	78,305
Fund shares sold	14,969
Total assets	54,854,383

Liabilities:
Unfunded loan commitments, at value (Note 8) (commitment fees received $2,701)	1,735
Payable for:
Securities purchased	3,972,227
Management fees	20,264
Distribution and service fees	10,804
Fund shares redeemed	8,142
Trustees’ fees*	4,618
Fund accounting/administration fees	4,573
Transfer agent/maintenance fees	2,092
Miscellaneous	61,436
Total liabilities	4,085,891
Commitments and contingent liabilities (Note 12)	—
Net assets	$50,768,492

Net assets consist of:
Paid in capital	$53,807,909
Total distributable earnings (loss)	(3,039,417)
Net assets	$50,768,492
Capital shares outstanding	2,080,959
Net asset value per share	$24.40

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends	$20,400
Interest from securities of unaffiliated issuers	1,580,550
Total investment income	1,600,950

Expenses:
Management fees	294,643
Distribution and service fees	113,324
Transfer agent/maintenance fees	25,235
Professional fees	64,407
Fund accounting/administration fees	36,344
Custodian fees	28,228
Trustees’ fees*	18,531
Line of credit fees	13,118
Miscellaneous	13,192
Total expenses	607,022
Less:
Expenses reimbursed by Adviser:	(258)
Expenses waived by Adviser	(76,726)
Earnings credits applied	(36)
Total waived expenses	(77,020)
Net expenses	530,002
Net investment income	1,070,948

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(8,680)
Net realized loss	(8,680)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	13,076
Investments in affiliated issuers	4,091
Net change in unrealized appreciation (depreciation)	17,167
Net realized and unrealized gain	8,487
Net increase in net assets resulting from operations	$1,079,435

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

SERIES F (FLOATING RATE STRATEGIES SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,070,948	$1,106,221
Net realized loss on investments	(8,680)	(2,206,068)
Net change in unrealized appreciation (depreciation) on investments	17,167	396,917
Net increase (decrease) in net assets resulting from operations	1,079,435	(702,930)

Distributions to shareholders	(1,106,221)	(2,229,065)

Capital share transactions:
Proceeds from sale of shares	24,874,622	25,343,213
Distributions reinvested	1,106,221	2,229,065
Cost of shares redeemed	(16,189,276)	(29,683,817)
Net increase (decrease) from capital share transactions	9,791,567	(2,111,539)
Net increase (decrease) in net assets	9,764,781	(5,043,534)

Net assets:
Beginning of year	41,003,711	46,047,245
End of year	$50,768,492	$41,003,711

Capital share activity:
Shares sold	1,018,724	1,049,495
Shares issued from reinvestment of distributions	45,844	94,854
Shares redeemed	(663,701)	(1,237,868)
Net increase (decrease) in shares	400,867	(93,519)

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES F (FLOATING RATE STRATEGIES SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$24.41	$25.96	$25.30	$26.26	$26.22
Income (loss) from investment operations:
Net investment income (loss)[a]	.58	.68	1.06	1.01	.91
Net gain (loss) on investments (realized and unrealized)	.02	(.74)	.85	(1.21)	(.02)
Total from investment operations	.60	(.06)	1.91	(.20)	.89
Less distributions from:
Net investment income	(.61)	(1.49)	(1.25)	(.76)	(.85)
Total distributions	(.61)	(1.49)	(1.25)	(.76)	(.85)
Net asset value, end of period	$24.40	$24.41	$25.96	$25.30	$26.26

Total Return[b]	2.50%	0.01%	7.60%	(0.84%)	3.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,768	$41,004	$46,047	$58,798	$51,038
Ratios to average net assets:
Net investment income (loss)	2.36%	2.81%	4.10%	3.85%	3.44%
Total expenses	1.34%	1.47%	1.38%	1.26%	1.28%
Net expenses[c,d,e]	1.17%	1.23%	1.21%	1.16%	1.18%
Portfolio turnover rate	56%	60%	28%	80%	57%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
1.14%	1.15%	1.15%	1.15%	1.15%

[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
—	—	—	0.00%*	0.01%

*	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2021

To Our Shareholders:

The Series J (StylePlusTM—Mid Growth Series) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Qi Yan, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance of the Fund for the fiscal year ended December 31, 2021.

For the year ended December 31, 2021, Series J (StylePlus—Mid Growth Series) returned 13.69%, compared with the 12.73% return of its benchmark, the Russell Midcap® Growth Index.

Investment Approach

Through a combination of actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the Russell Midcap Growth Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed income overlay.

Performance Review and Positioning

Over the period, from 15-25% of the total equity position was allocated to actively managed equity and 75-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund, whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund outperformed the Russell Midcap Growth Index for the fiscal year ended December 31, 2021 by 96 basis points net of fees. The fixed income sleeve contributed to total return, as positions in the Guggenheim Ultra Short Duration Fund and the Guggenheim Strategy Funds, net of the investment income earned by these positions, were positive for the period. The actively managed equity sleeve contributed to performance on a relative basis. The passive equity position, maintained through swap agreements and futures contracts, also contributed to performance.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

SERIES J (STYLEPLUS—MID GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: October 1, 1992

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	29.4%
Guggenheim Variable Insurance Strategy Fund III	23.0%
Guggenheim Strategy Fund II	15.6%
Guggenheim Ultra Short Duration Fund — Institutional Class	9.5%
East West Bancorp, Inc.	0.3%
Builders FirstSource, Inc.	0.3%
Toro Co.	0.3%
Steel Dynamics, Inc.	0.3%
Maximus, Inc.	0.2%
Evercore, Inc. — Class A	0.2%
Top Ten Total	79.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Series J (StylePlus—Mid Growth Series)	13.69%	18.21%	15.65%
Russell Midcap Growth Index	12.73%	19.83%	16.63%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2021
SERIES J (STYLEPLUS—MID GROWTH SERIES)

	Shares	Value
COMMON STOCKS† - 17.4%

Technology - 3.7%
Maximus, Inc.	6,006	$478,498
Genpact Ltd.	7,356	390,456
Manhattan Associates, Inc.*	2,461	382,661
Synaptics, Inc.*	1,258	364,204
NetApp, Inc.	3,739	343,951
Cirrus Logic, Inc.*	3,651	335,965
ACI Worldwide, Inc.*	8,911	309,212
Power Integrations, Inc.	3,302	306,723
Fair Isaac Corp.*	699	303,135
Lattice Semiconductor Corp.*	3,529	271,945
CommVault Systems, Inc.*	3,794	261,482
HP, Inc.	6,643	250,242
Diodes, Inc.*	2,214	243,119
Lumentum Holdings, Inc.*	2,278	240,944
Silicon Laboratories, Inc.*	1,113	229,745
Azenta, Inc.	2,195	226,326
CDK Global, Inc.	5,139	214,502
Skyworks Solutions, Inc.	1,305	202,458
Concentrix Corp.	1,125	200,947
Qualys, Inc.*	1,431	196,362
Teradata Corp.*	4,380	186,019
ExlService Holdings, Inc.*	1,248	180,673
Paychex, Inc.	1,306	178,269
Amkor Technology, Inc.	6,637	164,531
MKS Instruments, Inc.	827	144,039
MaxLinear, Inc. — Class A*	1,858	140,075
SiTime Corp.*	475	138,957
Seagate Technology Holdings plc	1,131	127,780
Zebra Technologies Corp. — Class A*	195	116,064
KLA Corp.	248	106,667
Akamai Technologies, Inc.*	897	104,985
Total Technology		7,340,936

Consumer, Cyclical - 3.4%
Dick’s Sporting Goods, Inc.	4,014	461,570
Choice Hotels International, Inc.	2,934	457,674
Brunswick Corp.	4,297	432,837
Williams-Sonoma, Inc.	2,537	429,083
Tempur Sealy International, Inc.	9,079	426,985
Boyd Gaming Corp.*	5,996	393,158
Gentex Corp.	10,472	364,949
Deckers Outdoor Corp.*	945	346,163
Jack in the Box, Inc.	3,923	343,184
AutoZone, Inc.*	163	341,712
RH*	515	276,009
Crocs, Inc.*	2,112	270,801
AutoNation, Inc.*	2,201	257,187
Mattel, Inc.*	11,372	245,180
Polaris, Inc.	2,131	234,218
YETI Holdings, Inc.*	2,405	199,206
Wyndham Hotels & Resorts, Inc.	2,089	187,279
Scientific Games Corp. — Class A*	2,749	183,716
O’Reilly Automotive, Inc.*	258	182,207
LKQ Corp.	2,949	177,029
Papa John’s International, Inc.	1,204	160,698
Yum! Brands, Inc.	1,141	158,439
Wingstop, Inc.	861	148,781
Domino’s Pizza, Inc.	185	104,401
Total Consumer, Cyclical		6,782,466

Industrial - 2.9%
Builders FirstSource, Inc.*	7,319	627,312
Toro Co.	6,140	613,448
Jabil, Inc.	5,865	412,603
Louisiana-Pacific Corp.	4,647	364,092
UFP Industries, Inc.	3,779	347,706
Keysight Technologies, Inc.*	1,660	342,806
Eagle Materials, Inc.	1,744	290,306
Littelfuse, Inc.	822	258,667
Lennox International, Inc.	758	245,865
Lincoln Electric Holdings, Inc.	1,745	243,375
Simpson Manufacturing Company, Inc.	1,739	241,843
Universal Display Corp.	1,424	235,003
Donaldson Company, Inc.	3,836	227,321
Trex Company, Inc.*	1,678	226,580
nVent Electric plc	5,381	204,478
Acuity Brands, Inc.	865	183,138
TopBuild Corp.*	607	167,477
Axon Enterprise, Inc.*	993	155,901
Middleby Corp.*	753	148,160
Sealed Air Corp.	2,141	144,453
Carlisle Companies, Inc.	404	100,241
Total Industrial		5,780,775

Consumer, Non-cyclical - 2.9%
Molina Healthcare, Inc.*	1,226	389,966
Service Corporation International	4,424	314,060
United Therapeutics Corp.*	1,447	312,668
Hologic, Inc.*	3,990	305,474
Laboratory Corporation of America Holdings*	903	283,732
Waters Corp.*	759	282,803
Halozyme Therapeutics, Inc.*	6,793	273,146
GXO Logistics, Inc.*	2,740	248,874
Neurocrine Biosciences, Inc.*	2,791	237,710
Bio-Rad Laboratories, Inc. — Class A*	312	235,738
Tenet Healthcare Corp.*	2,861	233,715
Regeneron Pharmaceuticals, Inc.*	369	233,031
Globus Medical, Inc. — Class A*	2,920	210,824
Quest Diagnostics, Inc.	1,207	208,823
United Rentals, Inc.*	561	186,414
Bruker Corp.	2,176	182,588
Exelixis, Inc.*	9,797	179,089
Integra LifeSciences Holdings Corp.*	2,575	172,499
Tandem Diabetes Care, Inc.*	1,142	171,894
Masimo Corp.*	586	171,569
Arrowhead Pharmaceuticals, Inc.*	2,468	163,628
Repligen Corp.*	597	158,110
PerkinElmer, Inc.	760	152,806
Quidel Corp.*	917	123,786
H&R Block, Inc.	5,246	123,596

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES J (STYLEPLUS—MID GROWTH SERIES)

	Shares	Value
Gartner, Inc.*	321	$107,317
Incyte Corp.*	1,399	102,687
Total Consumer, Non-cyclical		5,766,547

Financial - 2.5%
East West Bancorp, Inc.	8,018	630,832
Evercore, Inc. — Class A	3,448	468,411
UMB Financial Corp.	4,338	460,305
Interactive Brokers Group, Inc. — Class A	5,608	445,387
Hancock Whitney Corp.	7,849	392,607
PacWest Bancorp	8,308	375,272
ServisFirst Bancshares, Inc.	4,046	343,667
Raymond James Financial, Inc.	3,332	334,533
Cathay General Bancorp	7,132	306,605
Synovus Financial Corp.	5,512	263,860
Affiliated Managers Group, Inc.	1,474	242,488
Camden Property Trust REIT	1,111	198,513
Home BancShares, Inc.	6,911	168,283
First American Financial Corp.	1,957	153,096
Wintrust Financial Corp.	1,623	147,401
Rexford Industrial Realty, Inc. REIT	865	70,160
Total Financial		5,001,420

Basic Materials - 1.1%
Steel Dynamics, Inc.	8,659	537,464
Valvoline, Inc.	10,643	396,878
Olin Corp.	5,824	334,997
Ingevity Corp.*	4,322	309,887
Cleveland-Cliffs, Inc.*	13,343	290,477
Nucor Corp.	1,212	138,350
Celanese Corp. — Class A	606	101,844
Total Basic Materials		2,109,897

Communications - 0.6%
Motorola Solutions, Inc.	1,259	342,070
Ciena Corp.*	4,313	331,972
F5, Inc.*	612	149,762
VeriSign, Inc.*	589	149,500
Arista Networks, Inc.*	792	113,850
FactSet Research Systems, Inc.	209	101,576
Total Communications		1,188,730

Energy - 0.3%
Targa Resources Corp.	6,073	317,253
Antero Midstream Corp.	19,026	184,172
Total Energy		501,425

Total Common Stocks
(Cost $31,686,846)		34,472,196

MUTUAL FUNDS† - 77.5%
Guggenheim Strategy Fund III[1]	2,334,842	58,441,099
Guggenheim Variable Insurance Strategy Fund III[1]	1,828,721	45,644,872
Guggenheim Strategy Fund II1	1,250,262	31,106,522
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	1,895,373	18,802,104
Total Mutual Funds
(Cost $154,115,256)		153,994,597

MONEY MARKET FUND† - 5.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[2]	10,414,010	10,414,010
Total Money Market Fund
(Cost $10,414,010)		10,414,010

Total Investments - 100.1%
(Cost $196,216,112)		$198,880,803
Other Assets & Liabilities, net - (0.1)%		(253,370)
Total Net Assets - 100.0%		$198,627,433

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P MidCap 400 Index Mini Futures Contracts	5	Mar 2022	$1,419,250	$47,290
S&P 500 Index Mini Futures Contracts	2	Mar 2022	475,950	10,028
NASDAQ-100 Index Mini Futures Contracts	2	Mar 2022	653,010	9,888
			$2,548,210	$67,206

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	Russell MidCap Growth Index Total Return	Pay	0.34% (Federal Funds Rate + 0.26%)	At Maturity	04/07/22	29,180	$163,051,420	$5,052,896

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES J (STYLEPLUS—MID GROWTH SERIES)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2021.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$34,472,196	$—	$—	$34,472,196
Mutual Funds	153,994,597	—	—	153,994,597
Money Market Fund	10,414,010	—	—	10,414,010
Equity Futures Contracts**	67,206	—	—	67,206
Equity Index Swap Agreements**	—	5,052,896	—	5,052,896
Total Assets	$198,948,009	$5,052,896	$—	$204,000,905

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
SERIES J (STYLEPLUS—MID GROWTH SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$19,620,773	$11,596,685	$—	$—	$(110,936)	$31,106,522	1,250,262	$372,541
Guggenheim Strategy Fund III	40,513,796	18,130,595	—	—	(203,292)	58,441,099	2,334,842	781,178
Guggenheim Ultra Short Duration Fund — Institutional Class	53,557,922	13,729,164	(48,287,974)	422,738	(619,746)	18,802,104	1,895,373	367,087
Guggenheim Variable Insurance Strategy Fund III	40,422,360	5,367,114	—	—	(144,602)	45,644,872	1,828,721	618,428
	$154,114,851	$48,823,558	$(48,287,974)	$422,738	$(1,078,576)	$153,994,597		$2,139,234

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES J (STYLEPLUS—MID GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $42,100,856)	$44,886,206
Investments in affiliated issuers, at value (cost $154,115,256)	153,994,597
Cash	569,999
Segregated cash with broker	136,500
Unrealized appreciation on OTC swap agreements	5,052,896
Prepaid expenses	4,641
Receivables:
Dividends	211,199
Fund shares sold	15,724
Interest	54
Total assets	204,871,816

Liabilities:
Segregated cash due to broker	5,640,000
Payable for:
Securities purchased	210,301
Swap settlement	128,331
Management fees	80,096
Fund shares redeemed	41,885
Distribution and service fees	41,460
Fund accounting/administration fees	12,437
Trustees’ fees*	5,011
Variation margin on futures contracts	4,525
Transfer agent/maintenance fees	2,205
Miscellaneous	78,132
Total liabilities	6,244,383
Commitments and contingent liabilities (Note 12)	—
Net assets	$198,627,433

Net assets consist of:
Paid in capital	$147,140,007
Total distributable earnings (loss)	51,487,426
Net assets	$198,627,433
Capital shares outstanding	2,791,075
Net asset value per share	$71.17

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$229,666
Dividends from securities of affiliated issuers	2,139,234
Interest	717
Total investment income	2,369,617

Expenses:
Management fees	1,489,568
Distribution and service fees	496,522
Transfer agent/maintenance fees	25,398
Fund accounting/administration fees	138,083
Professional fees	57,231
Custodian fees	29,718
Prime broker interest expense	21,758
Trustees’ fees*	18,031
Line of credit fees	8,793
Miscellaneous	17,724
Total expenses	2,302,826
Less:
Expenses waived by Adviser	(535,876)
Net expenses	1,766,950
Net investment income	602,667

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	7,570,813
Investments in affiliated issuers	422,738
Swap agreements	39,413,847
Futures contracts	575,767
Net realized gain	47,983,165
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(2,273,251)
Investments in affiliated issuers	(1,078,576)
Swap agreements	(20,061,120)
Futures contracts	50,533
Net change in unrealized appreciation (depreciation)	(23,362,414)
Net realized and unrealized gain	24,620,751
Net increase in net assets resulting from operations	$25,223,418

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

SERIES J (STYLEPLUS—MID GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$602,667	$1,028,980
Net realized gain on investments	47,983,165	28,212,196
Net change in unrealized appreciation (depreciation) on investments	(23,362,414)	17,383,447
Net increase in net assets resulting from operations	25,223,418	46,624,623

Distributions to shareholders	(27,830,332)	(9,832,328)

Capital share transactions:
Proceeds from sale of shares	7,094,590	4,851,242
Distributions reinvested	27,830,332	9,832,328
Cost of shares redeemed	(24,610,575)	(18,230,591)
Net increase (decrease) from capital share transactions	10,314,347	(3,547,021)
Net increase in net assets	7,707,433	33,245,274

Net assets:
Beginning of year	190,920,000	157,674,726
End of year	$198,627,433	$190,920,000

Capital share activity:
Shares sold	92,701	80,991
Shares issued from reinvestment of distributions	400,552	169,086
Shares redeemed	(336,867)	(311,264)
Net increase (decrease) in shares	156,386	(61,187)

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES J (STYLEPLUS—MID GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$72.46	$58.49	$48.75	$59.82	$48.43
Income (loss) from investment operations:
Net investment income (loss)[a]	.22	.39	.79	.97	.67
Net gain (loss) on investments (realized and unrealized)	9.44	17.43	14.90	(4.08)	11.22
Total from investment operations	9.66	17.82	15.69	(3.11)	11.89
Less distributions from:
Net investment income	(.40)	(.84)	(.49)	(.83)	(.50)
Net realized gains	(10.55)	(3.01)	(5.46)	(7.13)	—
Total distributions	(10.95)	(3.85)	(5.95)	(7.96)	(.50)
Net asset value, end of period	$71.17	$72.46	$58.49	$48.75	$59.82

Total Return[b]	13.69%	32.10%	32.70%	(7.10%)	24.67%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$198,627	$190,920	$157,675	$137,116	$187,897
Ratios to average net assets:
Net investment income (loss)	0.30%	0.66%	1.39%	1.64%	1.25%
Total expenses[c]	1.16%	1.22%	1.30%	1.28%	1.14%
Net expenses[d,e]	0.89%	0.89%	1.00%	1.01%	0.94%
Portfolio turnover rate	60%	71%	57%	66%	49%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
0.87%	0.88%	0.92%	0.94%	0.92%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2021

To Our Shareholders:

The Series N (Managed Asset Allocation Series) is managed by a team of seasoned professionals, including Michael P. Byrum, CFA, Portfolio Manager; Ryan Harder, CFA, Portfolio Manager; and Matthew Wu, Ph.D., CFA, Portfolio Manager. In the following paragraphs, the team discusses performance of the Series for the fiscal year ended December 31, 2021.

For the year ended December 31, 2021, Series N (Managed Asset Allocation Series) returned 12.47%, compared with its weighted benchmark that is 60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index, which returned 15.86%. The S&P 500 Index returned 28.71% over the year and the Bloomberg U.S. Aggregate Bond Index returned -1.54%.

Investment Approach

The Fund seeks to provide growth of capital and, secondarily, preservation of capital. It seeks to achieve its investment objective by investing in a diversified portfolio of futures contracts and exchange-traded funds (ETFs) and other pooled investment vehicles that track major equity indexes and fixed-income indexes to obtain exposure to equity, fixed-income and money-market assets. The precise allocation to equity and fixed-income assets will depend on the outlook of Guggenheim Investments for each asset class and are expected to change (possibly suddenly and significantly) from time to time.

Performance Review and Positioning

The successful development of vaccines brought confidence to the economy and market. Therefore, U.S. stocks rose sharply in 2021 as the economy and corporate profits bounced back. International equity markets also rose, though they continued to underperform the US. With strong economy and disrupted supply chain, inflation emerged and put pressure on the central banks to reverse the QE monetary policy. The bond market wrestled with this prospect in most of the year 2021.

The total exposures to equity added value while total exposures to bonds detracted value. ETFs and futures contracts on the S&P 500 Index became the largest individual winners, followed by S&P MidCap 400 Index. The best performer of year 2020 —ETFs and futures on Russell 2000 Index —was the third-best performer. On the other hand, bonds had losses with the 10-year U.S. Treasury performing the worst. iShares of iBoxx Investment Grade Corporate Bond Index and Bloomberg U.S. Aggregate Bond Index were the other two big detractors.

The Fund utilized equity futures opportunistically to gain exposure to various global equity markets. The use of equity futures contributed to performance. The Fund further utilized interest rate futures opportunistically to speculate on the U.S. Treasury 2 Year and 10 Year Note. The use of interest rate futures detracted slightly from performance.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

SERIES N (MANAGED ASSET ALLOCATION SERIES)

OBJECTIVE: Seeks to provide growth of capital and, secondarily, preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: June 1, 1995

Ten Largest Holdings (% of Total Net Assets)
Vanguard S&P 500 ETF	20.9%
SPDR S&P 500 ETF Trust	16.2%
Schwab U.S. Aggregate Bond ETF	15.2%
iShares Core S&P Mid-Cap ETF	7.0%
iShares iBoxx $ Investment Grade Corporate Bond ETF	6.5%
iShares MSCI EAFE ETF	6.1%
iShares 7-10 Year Treasury Bond ETF	4.6%
Guggenheim Strategy Fund II	4.0%
Guggenheim Variable Insurance Strategy Fund III	4.0%
iShares 1-3 Year Treasury Bond ETF	3.9%
Top Ten Total	88.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Series N (Managed Asset Allocation Series)	12.47%	10.40%	9.38%
Blended Index**	15.86%	12.61%	11.14%
Bloomberg U.S. Aggregate Bond Index	(1.54%)	3.57%	2.90%
S&P 500 Index	28.71%	18.47%	16.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the Bloomberg U.S. Aggregate Bond Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Blended index is 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.
†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2021
SERIES N (MANAGED ASSET ALLOCATION SERIES)

	Shares	Value
EXCHANGE-TRADED FUNDS† - 84.2%
Vanguard S&P 500 ETF	22,530	$9,835,922
SPDR S&P 500 ETF Trust	16,055	7,625,483
Schwab U.S. Aggregate Bond ETF	132,248	7,128,167
iShares Core S&P Mid-Cap ETF	11,700	3,312,036
iShares iBoxx $ Investment Grade Corporate Bond ETF	23,033	3,052,333
iShares MSCI EAFE ETF	36,690	2,886,769
iShares 7-10 Year Treasury Bond ETF	18,601	2,139,115
iShares 1-3 Year Treasury Bond ETF	21,409	1,831,326
iShares Russell 1000 Value ETF	4,533	761,227
iShares TIPS Bond ETF	3,987	515,121
iShares iBoxx High Yield Corporate Bond ETF	5,736	499,089
iShares Core S&P 500 ETF	2	954
Total Exchange-Traded Funds
(Cost $26,335,539)		39,587,542

MUTUAL FUNDS† - 14.0%
Guggenheim Strategy Fund II1	76,037	1,891,803
Guggenheim Variable Insurance Strategy Fund III[1]	74,264	1,853,627
Guggenheim Strategy Fund III[1]	71,314	1,784,985
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	105,191	1,043,498
Total Mutual Funds
(Cost $6,583,214)		6,573,913

MONEY MARKET FUND† - 0.6%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[2]	268,242	268,242
Total Money Market Fund
(Cost $268,242)		268,242

	Face Amount
U.S. TREASURY BILLS†† - 0.8%
U.S. Treasury Bills
0.04% due 01/06/22[3,4]	$394,000	394,000
Total U.S. Treasury Bills
(Cost $393,998)		394,000

Total Investments - 99.6%
(Cost $33,580,993)		$46,823,697
Other Assets & Liabilities, net - 0.4%		184,423
Total Net Assets - 100.0%		$47,008,120

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Equity Futures Contracts Purchased†
MSCI EAFE Index Futures Contracts	38	Mar 2022	$4,409,330	$79,072
Russell 2000 Index Mini Futures Contracts	18	Mar 2022	2,018,250	26,644
			$6,427,580	$105,716
Interest Rate Futures Contracts Purchased†
U.S. Treasury 10 Year Note Futures Contracts	19	Mar 2022	2,476,235	17,656
U.S. Treasury 2 Year Note Futures Contracts	4	Mar 2022	872,531	(873)
			$3,348,766	$16,783
Equity Futures Contracts Sold Short†
Nikkei 225 (CME) Index Futures Contracts	1	Mar 2022	144,325	372
FTSE 100 Index Futures Contracts††	1	Mar 2022	98,885	(878)
S&P/TSX 60 IX Index Futures Contracts	1	Mar 2022	202,606	(1,938)
			$445,816	$(2,444)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES N (MANAGED ASSET ALLOCATION SERIES)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2021.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2021.
[4]	Rate indicated is the effective yield at the time of purchase.
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Exchange-Traded Funds	$39,587,542	$—	$—	$39,587,542
Mutual Funds	6,573,913	—	—	6,573,913
Money Market Fund	268,242	—	—	268,242
U.S. Treasury Bills	—	394,000	—	394,000
Equity Futures Contracts**	106,088	—	—	106,088
Interest Rate Futures Contracts**	17,656	—	—	17,656
Total Assets	$46,553,441	$394,000	$—	$46,947,441

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$1,938	$878	$—	$2,816
Interest Rate Futures Contracts**	873	—	—	873
Total Liabilities	$2,811	$878	$—	$3,689

**	This derivative is reported as unrealized appreciation/depreciation at period end.

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
SERIES N (MANAGED ASSET ALLOCATION SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,871,503	$26,389	$—	$—	$(6,089)	$1,891,803	76,037	$26,444
Guggenheim Strategy Fund III	2,256,685	32,421	(500,000)	6,880	(11,001)	1,784,985	71,314	32,556
Guggenheim Ultra Short Duration Fund — Institutional Class	1,040,355	9,437	—	—	(6,294)	1,043,498	105,191	9,441
Guggenheim Variable Insurance Strategy Fund III	2,327,726	31,500	(500,000)	1,556	(7,155)	1,853,627	74,264	31,626
	$7,496,269	$99,747	$(1,000,000)	$8,436	$(30,539)	$6,573,913		$100,067

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

SERIES N (MANAGED ASSET ALLOCATION SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $26,997,779)	$40,249,784
Investments in affiliated issuers, at value (cost $6,583,214)	6,573,913
Cash	429
Prepaid expenses	2,525
Receivables:
Securities sold	349,528
Dividends	41,373
Fund shares sold	1,254
Interest	2
Total assets	47,218,808

Liabilities:
Payable for:
Securities purchased	128,252
Professional fees	26,985
Management fees	15,587
Distribution and service fees	9,880
Variation margin on futures contracts	7,654
Trustees’ fees*	6,335
Fund accounting/administration fees	4,298
Fund shares redeemed	3,953
Transfer agent/maintenance fees	2,104
Miscellaneous	5,640
Total liabilities	210,688
Commitments and contingent liabilities (Note 12)	—
Net assets	$47,008,120

Net assets consist of:
Paid in capital	$29,725,253
Total distributable earnings (loss)	17,282,867
Net assets	$47,008,120
Capital shares outstanding	1,349,820
Net asset value per share	$34.83

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$657,748
Dividends from securities of affiliated issuers	100,067
Interest	231
Total investment income	758,046

Expenses:
Management fees	187,060
Distribution and service fees	116,913
Transfer agent/maintenance fees	25,181
Professional fees	44,990
Fund accounting/administration fees	38,647
Trustees’ fees*	16,188
Custodian fees	5,004
Line of credit fees	2,220
Miscellaneous	4,742
Total expenses	440,945
Less:
Expenses waived by Adviser	(2,608)
Net expenses	438,337
Net investment income	319,709

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	3,323,754
Investments in affiliated issuers	8,436
Futures contracts	887,138
Foreign currency transactions	204
Net realized gain	4,219,532
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,040,815
Investments in affiliated issuers	(30,539)
Futures contracts	(75,216)
Foreign currency translations	(28)
Net change in unrealized appreciation (depreciation)	935,032
Net realized and unrealized gain	5,154,564
Net increase in net assets resulting from operations	$5,474,273

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES N (MANAGED ASSET ALLOCATION SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$319,709	$332,700
Net realized gain on investments	4,219,532	3,324,169
Net change in unrealized appreciation (depreciation) on investments	935,032	1,388,054
Net increase in net assets resulting from operations	5,474,273	5,044,923

Distributions to shareholders	(3,475,814)	(3,200,030)

Capital share transactions:
Proceeds from sale of shares	1,389,917	1,360,017
Distributions reinvested	3,475,814	3,200,030
Cost of shares redeemed	(5,528,955)	(6,950,594)
Net decrease from capital share transactions	(663,224)	(2,390,547)
Net increase (decrease) in net assets	1,335,235	(545,654)

Net assets:
Beginning of year	45,672,885	46,218,539
End of year	$47,008,120	$45,672,885

Capital share activity:
Shares sold	40,195	43,430
Shares issued from reinvestment of distributions	103,632	106,597
Shares redeemed	(160,933)	(225,315)
Net decrease in shares	(17,106)	(75,288)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

SERIES N (MANAGED ASSET ALLOCATION SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$33.41	$32.05	$27.34	$31.68	$28.74
Income (loss) from investment operations:
Net investment income (loss)[a]	.24	.24	.44	.47	.39
Net gain (loss) on investments (realized and unrealized)	3.83	3.52	5.02	(2.08)	3.68
Total from investment operations	4.07	3.76	5.46	(1.61)	4.07
Less distributions from:
Net investment income	(.25)	(.49)	(.51)	(.44)	(.46)
Net realized gains	(2.40)	(1.91)	(.24)	(2.29)	(.67)
Total distributions	(2.65)	(2.40)	(.75)	(2.73)	(1.13)
Net asset value, end of period	$34.83	$33.41	$32.05	$27.34	$31.68

Total Return[b]	12.47%	12.59%	20.11%	(5.73%)	14.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47,008	$45,673	$46,219	$42,636	$51,080
Ratios to average net assets:
Net investment income (loss)	0.68%	0.77%	1.45%	1.53%	1.29%
Total expenses[c]	0.94%	1.01%	1.01%	0.99%	0.98%
Net expenses[d]	0.94%	1.00%	1.00%	0.99%	0.98%
Portfolio turnover rate	26%	6%	14%	4%	1%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2021

To Our Shareholders:

The Series O (All Cap Value Series) is managed by a team of seasoned professionals led by James Schier, CFA, Senior Managing Director and Portfolio Manager; David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended December 31, 2021.

For the year ended December 31, 2021, Series O (All Cap Value Series) returned 26.95%, compared with the Russell 3000® Value Index, which returned 25.37%.

Investment Approach

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained, volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review and Positioning

Rising interest rates, the reopening of the economy following the pandemic, and a historically wide valuation gap between growth and value sectors were among the factors that, in a reversal from the last few years, saw value stocks rival or outperform growth stocks over the period, particularly in the small capitalization space. Early on, the smallest and most sensitive to an improving economy advanced the most, but larger, more growth-focused names stepped up as the market grew concerned about the Delta variant, peak profitability, rising input prices, logistical challenges, and shortages. The Fund tends to own the smaller and more value-focused companies in the benchmark, and lagged its benchmark at times throughout the period.

The Fund benefited from strong security selection, with Materials and Consumer Discretionary contributing the most at the sector level. In Materials, commodity price inflation on the back of an improving economy benefitted steel names such as Nucor Corp. as well as specialty chemical companies like Huntsman Corp. and Olin Corp. In Consumer Discretionary, the Fund was helped by holdings in sellers of autos and auto parts (LKQ Corp. and Penske Automotive Group, Inc.), and home-related holdings (D.R. Horton and Home Depot).

Selection Energy and Staples were also relative contributors to performance. Energy benefited from the rise in energy prices, and natural gas-oriented Range Resources was the leading contributor in that sector; integrated oil companies Marathon Oil and ConocoPhillips were other sector contributors.

The principal sector detractor Health Care, mostly due to Encompass Health, which guided earnings lower in the third quarter, and an underweight in Pfizer, which had a strong pipeline and COVID treatments.

Industrials was also a detractor in the period, partly due to weak airlines performance.

While this strategy is balanced relative to the benchmark, the size of companies it owns is typically smaller, given their often-better growth opportunities. The Fund’s largest sector overweights relative to the benchmark were in Energy and Utilities. The Fund’s largest sector underweight was in Industrials. Other sector underweights were Real Estate and Financials.

The market outlook continues to be murkier than usual. The expectation of a Federal Reserve that is now biased to being less accommodative and growing geopolitical risks suggest an environment that may constrain the upside for equities. However, record negative real interest rates promise to provide a solid underpinning for equity valuations.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

SERIES O (ALL CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 1, 1995

Ten Largest Holdings (% of Total Net Assets)
Tyson Foods, Inc. — Class A	1.9%
Chevron Corp.	1.9%
Huntsman Corp.	1.8%
JPMorgan Chase & Co.	1.8%
Berkshire Hathaway, Inc. — Class B	1.8%
Micron Technology, Inc.	1.8%
Johnson & Johnson	1.7%
Bunge Ltd.	1.6%
Johnson Controls International plc	1.5%
Wells Fargo & Co.	1.4%
Top Ten Total	17.2%

“Ten Largest Holdings” excludes any temporary cash investments.

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Series O (All Cap Value Series)	26.95%	10.42%	12.26%
Russell 3000 Value Index	25.37%	11.00%	12.89%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 3000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS	December 31, 2021
SERIES O (ALL CAP VALUE SERIES)

	Shares	Value
COMMON STOCKS† - 97.1%

Financial - 21.3%
JPMorgan Chase & Co.	11,885	$1,881,990
Berkshire Hathaway, Inc. — Class B*	6,100	1,823,900
Wells Fargo & Co.	31,201	1,497,024
Bank of America Corp.	33,505	1,490,637
STAG Industrial, Inc. REIT	25,988	1,246,385
Medical Properties Trust, Inc. REIT	39,458	932,393
BOK Financial Corp.	7,672	809,319
Allstate Corp.	6,837	804,373
Voya Financial, Inc.	11,903	789,288
First Horizon Corp.	44,618	728,612
Alleghany Corp.*	1,079	720,330
KeyCorp	30,753	711,317
Charles Schwab Corp.	7,419	623,938
Zions Bancorp North America	9,860	622,758
Physicians Realty Trust REIT	29,711	559,458
Alexandria Real Estate Equities, Inc. REIT	2,480	552,941
Park Hotels & Resorts, Inc. REIT*	28,247	533,303
Prosperity Bancshares, Inc.	6,993	505,594
Regions Financial Corp.	22,189	483,720
Sun Communities, Inc. REIT	2,052	430,858
American Tower Corp. — Class A REIT	1,450	424,125
VICI Properties, Inc. REIT	13,634	410,520
Citigroup, Inc.	5,863	354,066
Gaming and Leisure Properties, Inc. REIT	7,190	349,865
Stifel Financial Corp.	4,680	329,566
Axis Capital Holdings Ltd.	5,505	299,857
Jackson Financial, Inc. — Class A	6,521	272,773
Unum Group	10,497	257,911
Mastercard, Inc. — Class A	715	256,914
Apple Hospitality REIT, Inc.	15,426	249,130
Old Republic International Corp.	9,140	224,661
Virtu Financial, Inc. — Class A	7,127	205,471
Heartland Financial USA, Inc.	3,967	200,770
GoHealth, Inc. — Class A*	51,157	193,885
eHealth, Inc.*	4,004	102,102
Heritage Insurance Holdings, Inc.	15,888	93,422
Total Financial		21,973,176

Consumer, Non-cyclical - 17.2%
Tyson Foods, Inc. — Class A	22,928	1,998,404
Johnson & Johnson	10,119	1,731,057
Bunge Ltd.	17,942	1,675,065
Ingredion, Inc.	14,206	1,372,868
J M Smucker Co.	8,301	1,127,442
Archer-Daniels-Midland Co.	16,063	1,085,698
Henry Schein, Inc.*	13,673	1,060,068
Quest Diagnostics, Inc.	5,569	963,493
Humana, Inc.	1,823	845,617
McKesson Corp.	3,206	796,915
Merck & Company, Inc.	9,829	753,295
Medtronic plc	6,276	649,252
Encompass Health Corp.	8,850	577,551
Pfizer, Inc.	7,912	467,204
HCA Healthcare, Inc.	1,707	438,562
Central Garden & Pet Co. — Class A*	7,922	379,068
Amgen, Inc.	1,636	368,051
Bristol-Myers Squibb Co.	5,239	326,652
Procter & Gamble Co.	1,893	309,657
US Foods Holding Corp.*	8,453	294,418
Integer Holdings Corp.*	3,227	276,199
Pacira BioSciences, Inc.*	2,997	180,329
Emergent BioSolutions, Inc.*	2,156	93,721
Total Consumer, Non-cyclical		17,770,586

Consumer, Cyclical - 11.2%
Whirlpool Corp.	5,238	1,229,149
Walmart, Inc.	8,159	1,180,526
DR Horton, Inc.	10,096	1,094,911
LKQ Corp.	13,820	829,615
Kohl’s Corp.	14,414	711,907
PVH Corp.	6,578	701,544
Lear Corp.	3,640	665,938
Ralph Lauren Corp. — Class A	5,600	665,616
Southwest Airlines Co.*	14,749	631,847
PACCAR, Inc.	5,968	526,736
Avient Corp.	8,639	483,352
Methode Electronics, Inc.	7,815	384,263
Home Depot, Inc.	900	373,509
MSC Industrial Direct Company, Inc. — Class A	4,351	365,745
Alaska Air Group, Inc.*	5,933	309,110
Delta Air Lines, Inc.*	7,103	277,585
Abercrombie & Fitch Co. — Class A*	6,687	232,908
Marriott Vacations Worldwide Corp.	1,054	178,105
H&E Equipment Services, Inc.	3,927	173,848
Dana, Inc.	7,474	170,557
Newell Brands, Inc.	6,712	146,590
Lakeland Industries, Inc.*	6,577	142,721
La-Z-Boy, Inc.	2,400	87,144
Total Consumer, Cyclical		11,563,226

Industrial - 10.8%
Johnson Controls International plc	19,318	1,570,746
Knight-Swift Transportation Holdings, Inc.	21,358	1,301,557
Valmont Industries, Inc.	3,681	922,091
FedEx Corp.	3,213	831,010
Littelfuse, Inc.	1,841	579,326
L3Harris Technologies, Inc.	2,536	540,777
Advanced Energy Industries, Inc.	5,649	514,398
Jacobs Engineering Group, Inc.	3,679	512,227
Kirby Corp.*	6,945	412,672
Graphic Packaging Holding Co.	20,768	404,976
Plexus Corp.*	3,908	374,738
Colfax Corp.*	7,300	335,581
Altra Industrial Motion Corp.	5,805	299,364
Energizer Holdings, Inc.	7,171	287,557
Curtiss-Wright Corp.	2,055	284,967
PGT Innovations, Inc.*	12,485	280,788
Zurn Water Solutions Corp.	7,322	266,520
Terex Corp.	5,590	245,680
GATX Corp.	2,150	224,009

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES O (ALL CAP VALUE SERIES)

	Shares	Value
Daseke, Inc.*	18,251	$183,240
Kennametal, Inc.	4,942	177,467
Arcosa, Inc.	3,255	171,539
EnerSys	2,114	167,133
Park Aerospace Corp.	11,271	148,777
ChargePoint Holdings, Inc.*	6,531	124,415
Total Industrial		11,161,555

Technology - 9.2%
Micron Technology, Inc.	19,418	1,808,786
DXC Technology Co.*	31,741	1,021,743
Skyworks Solutions, Inc.	6,298	977,072
Leidos Holdings, Inc.	10,336	918,870
Apple, Inc.	4,767	846,476
Qorvo, Inc.*	5,310	830,431
Activision Blizzard, Inc.	10,921	726,574
QUALCOMM, Inc.	3,924	717,582
Evolent Health, Inc. — Class A*	22,593	625,149
Amdocs Ltd.	4,891	366,043
Science Applications International Corp.	4,099	342,635
Cerner Corp.	2,940	273,038
Total Technology		9,454,399

Energy - 8.6%
Chevron Corp.	16,722	1,962,327
Pioneer Natural Resources Co.	8,092	1,471,773
ConocoPhillips	20,031	1,445,837
Range Resources Corp.*	70,480	1,256,658
Patterson-UTI Energy, Inc.	108,168	914,020
Marathon Oil Corp.	51,739	849,554
Coterra Energy, Inc. — Class A	29,092	552,748
Kinder Morgan, Inc.	28,094	445,571
Total Energy		8,898,488

Utilities - 6.4%
Exelon Corp.	23,741	1,371,280
Edison International	18,247	1,245,358
Black Hills Corp.	15,762	1,112,324
Duke Energy Corp.	9,889	1,037,356
Pinnacle West Capital Corp.	10,663	752,701
NiSource, Inc.	18,936	522,823
PPL Corp.	9,865	296,542
Spire, Inc.	3,327	216,987
Total Utilities		6,555,371

Basic Materials - 6.2%
Huntsman Corp.	54,063	1,885,717
Westlake Chemical Corp.	13,907	1,350,787
Reliance Steel & Aluminum Co.	5,239	849,871
Nucor Corp.	5,050	576,457
International Flavors & Fragrances, Inc.	1,983	298,739
Ashland Global Holdings, Inc.	2,721	292,943
Element Solutions, Inc.	11,935	289,782
Kraton Corp.*	5,854	271,157
DuPont de Nemours, Inc.	2,496	201,627
Commercial Metals Co.	5,375	195,059
Dow, Inc.	3,272	185,588
Total Basic Materials		6,397,727

Communications - 6.2%
Verizon Communications, Inc.	27,789	1,443,916
Cisco Systems, Inc.	14,121	894,848
Comcast Corp. — Class A	15,643	787,312
Alphabet, Inc. — Class A*	257	744,539
T-Mobile US, Inc.*	4,919	570,506
Infinera Corp.*	52,464	503,130
Juniper Networks, Inc.	13,304	475,086
Ciena Corp.*	4,620	355,601
TEGNA, Inc.	18,288	339,426
ViacomCBS, Inc. — Class B	8,646	260,936
Total Communications		6,375,300

Total Common Stocks
(Cost $72,013,169)		100,149,828

RIGHTS† - 0.0%
Basic Materials - 0.0%
Pan American Silver Corp.*	40,146	31,262
Total Rights
(Cost $—)		31,262

MONEY MARKET FUND† - 2.7%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[1]	2,778,133	2,778,133
Total Money Market Fund
(Cost $2,778,133)		2,778,133

Total Investments - 99.8%
(Cost $74,791,302)		$102,959,223
Other Assets & Liabilities, net - 0.2%		175,204
Total Net Assets - 100.0%		$103,134,427

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of December 31, 2021.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
SERIES O (ALL CAP VALUE SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$100,149,828	$—	$—	$100,149,828
Rights	31,262	—	—	31,262
Money Market Fund	2,778,133	—	—	2,778,133
Total Assets	$102,959,223	$—	$—	$102,959,223

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES O (ALL CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments, at value (cost $74,791,302)	$102,959,223
Prepaid expenses	3,079
Receivables:
Fund shares sold	159,376
Dividends	146,648
Interest	31
Total assets	103,268,357

Liabilities:
Payable for:
Management fees	36,254
Professional fees	31,116
Distribution and service fees	21,530
Fund shares redeemed	18,475
Fund accounting/administration fees	7,290
Trustees’ fees*	5,318
Transfer agent/maintenance fees	2,026
Miscellaneous	11,921
Total liabilities	133,930
Commitments and contingent liabilities (Note 12)	—
Net assets	$103,134,427

Net assets consist of:
Paid in capital	$63,599,933
Total distributable earnings (loss)	39,534,494
Net assets	$103,134,427
Capital shares outstanding	2,676,917
Net asset value per share	$38.53

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends	$1,969,591
Interest	254
Total investment income	1,969,845

Expenses:
Management fees	714,990
Distribution and service fees	255,353
Transfer agent/maintenance fees	25,127
Fund accounting/administration fees	74,904
Professional fees	44,596
Trustees’ fees*	19,517
Custodian fees	9,202
Line of credit fees	4,615
Miscellaneous	8,499
Total expenses	1,156,803
Less:
Expenses waived by Adviser	(268,200)
Net expenses	888,603
Net investment income	1,081,242

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	11,358,520
Net realized gain	11,358,520
Net change in unrealized appreciation (depreciation) on:
Investments	11,215,836
Net change in unrealized appreciation (depreciation)	11,215,836
Net realized and unrealized gain	22,574,356
Net increase in net assets resulting from operations	$23,655,598

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

SERIES O (ALL CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,081,242	$1,749,986
Net realized gain on investments	11,358,520	1,258,735
Net change in unrealized appreciation (depreciation) on investments	11,215,836	(3,137,740)
Net increase (decrease) in net assets resulting from operations	23,655,598	(129,019)

Distributions to shareholders	(2,332,442)	(6,300,999)

Capital share transactions:
Proceeds from sale of shares	3,847,533	2,686,231
Distributions reinvested	2,332,442	6,300,999
Cost of shares redeemed	(16,029,758)	(18,530,135)
Net decrease from capital share transactions	(9,849,783)	(9,542,905)
Net increase (decrease) in net assets	11,473,373	(15,972,923)

Net assets:
Beginning of year	91,661,054	107,633,977
End of year	$103,134,427	$91,661,054

Capital share activity:
Shares sold	103,312	103,876
Shares issued from reinvestment of distributions	65,298	241,418
Shares redeemed	(442,874)	(666,704)
Net decrease in shares	(274,264)	(321,410)

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES O (ALL CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$31.06	$32.89	$29.31	$35.97	$34.05
Income (loss) from investment operations:
Net investment income (loss)[a]	.38	.56	.51	.43	.24
Net gain (loss) on investments (realized and unrealized)	7.93	(.33)	6.19	(3.83)	4.51
Total from investment operations	8.31	.23	6.70	(3.40)	4.75
Less distributions from:
Net investment income	(.65)	(.52)	(.49)	(.40)	(.38)
Net realized gains	(.19)	(1.54)	(2.63)	(2.86)	(2.45)
Total distributions	(.84)	(2.06)	(3.12)	(3.26)	(2.83)
Net asset value, end of period	$38.53	$31.06	$32.89	$29.31	$35.97

Total Return[b]	26.95%	1.88%	23.74%	(10.62%)	14.77%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$103,134	$91,661	$107,634	$100,916	$132,771
Ratios to average net assets:
Net investment income (loss)	1.06%	2.03%	1.62%	1.23%	0.69%
Total expenses[c]	1.13%	1.21%	1.18%	1.17%	1.11%
Net expenses[d,e,f]	0.87%	0.87%	0.88%	0.88%	0.89%
Portfolio turnover rate	26%	22%	33%	36%	33%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
—	—	—	—	0.00%*

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
0.87%	0.87%	0.88%	0.88%	0.88%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2021

To Our Shareholders

The Series P (High Yield Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Thomas J. Hauser, Senior Managing Director and Portfolio Manager; and Richard de Wet, Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended December 31, 2021.

For the one-year period ended December 31, 2021, Series P (High Yield Series) returned 5.41%, compared to 5.28% return of its benchmark, the Bloomberg U.S. Corporate High Yield Index.

Investment Approach

The Fund seeks to deliver high current income. Capital appreciation is a secondary objective. The Fund’s strategy offers the flexibility to invest across a broad array of high yield securities including corporate bonds, syndicated bank loans, mortgage-backed and asset-backed securities and convertible securities and access to Guggenheim’s unique fixed income process and philosophy founded on the principles of behavioral finance. An allocation to high yield securities may provide additional diversification (though, diversification neither assures a profit nor eliminates the risk of experiencing investment losses) along with higher income and return potential. Investors should note, high yield, below investment grade, and unrated high-risk debt securities may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds

Performance Review and Positioning

The high yield market rallied over the year with seven consecutive quarters of positive returns. The unprecedented and ongoing policy response to COVID-19 has accelerated the progression of the credit cycle characterized by strong earnings growth, low default volumes, upward ratings migration, and tight spreads. However, near-term downside risks emerged towards the end of the period due to the continued spread of Covid-19, increasing concerns about inflation, and a hawkish shift in monetary policy by the Federal Reserve.

U.S. high yield new issuance volume totaled a record $480 billion for the year, up 7% annually driven by the strong first quarter. About 60% of the year’s new issuance was for refinancing existing debt. Fund flow estimates indicate $13 billion of outflows from high yield mutual funds and ETFs, which did not have a material impact on the market. The high-yield default rate ended the year at 0.4%, down dramatically from the recent high of 7% and well below its longer-term average. Easy lending and improving fundamentals continue to support expectations of low default activity, aided by fewer distressed issuers.

Annual performance in high yield was positive across industries with Energy continuing to be the top performer amid rising commodity prices. CCCs outperformed, nearly doubling the returns of BBs and Bs with most of outperformance occurring in the first half of the year. At the end of the year, the average high yield corporate bond yield (Bloomberg U.S. Corporate High Yield Index) was 4.21% which compares favorably to considerably lower global yields.

The Fund utilized credit swaps and forward foreign currency contracts during the period. Credit swaps were used to obtain credit market index exposure and contributed modestly to performance. The Fund invests in non-U.S. dollar denominated assets when the risk-return profile is favorable. Forward foreign currency contracts were used to hedge foreign currency exposure in the portfolio and operated effectively, though on a standalone basis, had a negligible impact on performance. Non-U.S. dollar denominated assets comprise less than 2% of the Fund.

Fund performance over the period was driven by strong credit selection in Consumer Non-Cyclicals, Communications, and CCC-rated credit. The allocation to bank loans and a small exposure to reorg equities contributed to performance as well. The Fund was negatively impacted by the ~490bps underweight in Energy which was the top performing sector and weaker performance by the Fund’s Energy exposures which were concentrated in midstream companies who are less exposed to underlying commodity prices.

Even as high yield market fundamentals are strong and improving, we have become more cautious amidst the market rally. As spreads to Treasuries have narrowed to near historical tights, there is a greater concern in fixed income markets (including in high yield) around interest rate risk rather than credit risk. With rates set to rise, we expect incremental new issuance could pressure secondary pricing in the near-term. Non-corporate fundamental factors like interest rates, net new issuance, and market flows will likely dictate near term performance though none of these factors appear to be of imminent concern.

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2021

The hunt for yield is likely to continue amid low prevailing global yields. While the level of distressed assets in the market remains low, we still believe avoiding defaults will be important in achieving performance over the medium to longer term. As such, we continue to avoid highly levered industries and companies with heavy capital expenditure needs that can impair cash flow. Companies with recurring revenue streams, strong cash flows, and high-quality margins remain the focus in the current environment.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

SERIES P (HIGH YIELD SERIES)

OBJECTIVE: Seeks high current income. Capital appreciation is a secondary objective.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: August 5, 1996

Ten Largest Holdings (% of Total Net Assets)
Terraform Global Operating LLC, 6.13%	1.6%
Hunt Companies, Inc., 5.25%	1.2%
NFP Corp., 6.88%	1.1%
Cleaver-Brooks, Inc., 7.88%	1.0%
GrafTech Finance, Inc., 4.63%	1.0%
Jefferies Finance LLC / JFIN Company-Issuer Corp., 5.00%	1.0%
Cheplapharm Arzneimittel GmbH, 5.50%	1.0%
Carpenter Technology Corp., 6.38%	1.0%
Artera Services LLC, 9.03%	0.9%
CPI CG, Inc., 8.63%	0.9%
Top Ten Total	10.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Series P (High Yield Series)	5.41%	4.65%	6.00%
Bloomberg U.S. Corporate High Yield Index	5.28%	6.30%	6.83%

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
A	0.3%
BBB	5.4%
BB	49.6%
B	30.5%
CCC	4.5%
NR2	0.8%
Other Instruments	8.9%
Total Investments	100.0%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS	December 31, 2021
SERIES P (HIGH YIELD SERIES)

	Shares	Value
COMMON STOCKS† - 1.4%

Financial - 0.6%
KKR Acquisition Holdings I Corp. — Class A*,1	16,531	$161,041
TPG Pace Beneficial II Corp.*,1	5,510	53,998
Acropolis Infrastructure Acquisition Corp. — Class A*,1	4,900	47,481
Jefferies Financial Group, Inc.	247	9,584
RXR Acquisition Corp. — Class A*,1	207	2,018
Colicity, Inc. — Class A*,1	163	1,589
MSD Acquisition Corp. — Class A*,1	84	832
Total Financial		276,543

Utilities - 0.4%
TexGen Power LLC*,†††	7,929	184,349

Communications - 0.3%
Vacasa, Inc. — Class A*	14,083	117,171

Consumer, Non-cyclical - 0.1%
Cengage Learning Holdings II, Inc.*,††	2,107	37,926
Spectrum Brands Holdings, Inc.	6	610
Crimson Wine Group Ltd.*	24	198
MEDIQ, Inc.*,†††	92	—
Total Consumer, Non-cyclical		38,734

Energy - 0.0%
Legacy Reserves, Inc.*,†††	1,969	12,799
Permian Production Partners LLC†††	9,124	11,587
Bruin E&P Partnership Units†††	6,071	316
Total Energy		24,702

Industrial - 0.0%
BP Holdco LLC*,†††,2	523	368
Vector Phoenix Holdings, LP*,†††	523	144
Total Industrial		512

Consumer, Cyclical - 0.0%
Chorus Aviation, Inc.*	3	8

Total Common Stocks
(Cost $610,821)		642,019

PREFERRED STOCKS†† - 2.3%
Financial - 2.3%
Wells Fargo & Co., 4.38%	9,000	227,700
American Equity Investment Life Holding Co., 5.95%	6,000	165,000
Arch Capital Group Ltd., 4.55%	6,000	155,160
Bank of America Corp., 4.38%	6,000	153,480
First Republic Bank, 4.13%	6,000	151,860
Charles Schwab Corp., 4.00%	150,000	151,500
Total Financial		1,004,700

Industrial - 0.0%
U.S. Shipping Corp.*,†††	24,529	2
Total Preferred Stocks
(Cost $1,600,000)		1,004,702

WARRANTS† - 0.0%
KKR Acquisition Holdings I Corp. - Class A
Expiring 12/31/27*,1	4,132	4,126
Acropolis Infrastructure Acquisition Corp.
Expiring 03/31/26*,1	1,632	1,308
RXR Acquisition Corp.
Expiring 03/08/26*,1	38	27
Colicity, Inc. - Class A
Expiring 12/31/27*,1	30	23
MSD Acquisition Corp.
Expiring 05/13/23*,1	16	18
Total Warrants
(Cost $5,740)		5,502

MONEY MARKET FUND† - 5.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[4]	2,321,396	2,321,396
Total Money Market Fund
(Cost $2,321,396)		2,321,396

	Face Amount~
CORPORATE BONDS†† - 80.0%
Consumer, Non-cyclical - 17.2%
Nielsen Finance LLC / Nielsen Finance Co.
5.88% due 10/01/30[5]	275,000	290,356
4.75% due 07/15/31[5]	250,000	246,875
Kraft Heinz Foods Co.
4.88% due 10/01/49	200,000	251,188
5.00% due 06/04/42	150,000	186,594
4.38% due 06/01/46	50,000	58,550
5.20% due 07/15/45	25,000	31,787
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[5]	425,000	430,313
CPI CG, Inc.
8.63% due 03/15/26[5]	375,000	396,589
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[5]	385,000	394,625
Rent-A-Center, Inc.
6.38% due 02/15/29[5]	375,000	390,937
US Foods, Inc.
6.25% due 04/15/25[5]	275,000	286,344
4.63% due 06/01/30[5]	100,000	101,115
Sabre GLBL, Inc.
9.25% due 04/15/25[5]	200,000	226,000
7.38% due 09/01/25[5]	150,000	156,750
Bausch Health Companies, Inc.
4.88% due 06/01/28[5]	375,000	382,500
Post Holdings, Inc.
4.50% due 09/15/31[5]	300,000	297,750
5.50% due 12/15/29[5]	50,000	52,531
BCP V Modular Services Finance II plc
4.75% due 10/30/28[5]	EUR 225,000	258,069

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES P (HIGH YIELD SERIES)

	Face Amount~	Value
Lamb Weston Holdings, Inc.
4.13% due 01/31/30[5]	225,000	$230,893
Par Pharmaceutical, Inc.
7.50% due 04/01/27[5]	225,000	229,934
ADT Security Corp.
4.13% due 08/01/29[5]	225,000	221,625
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.38% due 08/31/27[5]	225,000	217,213
Tenet Healthcare Corp.
7.50% due 04/01/25[5]	200,000	210,490
Sotheby’s/Bidfair Holdings, Inc.
5.88% due 06/01/29[5]	200,000	204,000
Mozart Debt Merger Sub, Inc.
5.25% due 10/01/29[5]	200,000	202,728
Molina Healthcare, Inc.
3.88% due 05/15/32[5]	200,000	201,250
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[5]	179,000	191,530
Sotheby’s
7.38% due 10/15/27[5]	175,000	186,375
Nathan’s Famous, Inc.
6.63% due 11/01/25[5]	175,000	178,500
Service Corporation International
4.00% due 05/15/31	150,000	151,875
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[5]	107,000	100,848
5.00% due 12/31/26[5]	50,000	49,391
WW International, Inc.
4.50% due 04/15/29[5]	150,000	143,587
Centene Corp.
4.25% due 12/15/27	125,000	130,312
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
6.13% due 04/01/29[5]	125,000	122,500
Legends Hospitality Holding Company LLC / Legends Hospitality Co-Issuer, Inc.
5.00% due 02/01/26[5]	100,000	100,500
Gartner, Inc.
3.63% due 06/15/29[5]	75,000	75,829
Central Garden & Pet Co.
4.13% due 04/30/31[5]	75,000	75,375
Total Consumer, Non-cyclical		7,663,628

Communications - 14.3%
CSC Holdings LLC
4.13% due 12/01/30[5]	225,000	219,656
4.63% due 12/01/30[5]	200,000	189,250
3.38% due 02/15/31[5]	200,000	187,250
6.50% due 02/01/29[5]	150,000	160,500
Altice France S.A.
5.50% due 10/15/29[5]	325,000	320,125
5.13% due 07/15/29[5]	225,000	219,476
8.13% due 02/01/27[5]	200,000	213,750
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 05/01/32	275,000	282,906
4.50% due 06/01/33[5]	250,000	255,057
4.25% due 01/15/34[5]	100,000	98,383
Level 3 Financing, Inc.
4.25% due 07/01/28[5]	300,000	297,000
3.63% due 01/15/29[5]	300,000	285,000
McGraw-Hill Education, Inc.
5.75% due 08/01/28[5]	375,000	371,250
8.00% due 08/01/29[5]	175,000	173,661
UPC Broadband Finco BV
4.88% due 07/15/31[5]	375,000	382,500
Sirius XM Radio, Inc.
5.50% due 07/01/29[5]	125,000	134,688
3.88% due 09/01/31[5]	125,000	122,556
4.13% due 07/01/30[5]	100,000	100,000
Cengage Learning, Inc.
9.50% due 06/15/24[5]	290,000	291,813
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[5]	270,000	283,500
Virgin Media Finance plc
5.00% due 07/15/30[5]	275,000	273,625
Match Group Holdings II LLC
3.63% due 10/01/31[5]	150,000	145,688
4.63% due 06/01/28[5]	100,000	104,040
Houghton Mifflin Harcourt Publishers, Inc.
9.00% due 02/15/25[5]	200,000	209,000
Telenet Finance Luxembourg Notes SARL
5.50% due 03/01/28	200,000	206,000
Virgin Media Secured Finance plc
4.50% due 08/15/30[5]	200,000	201,262
AMC Networks, Inc.
4.25% due 02/15/29	200,000	198,750
Go Daddy Operating Company LLC / GD Finance Co., Inc.
3.50% due 03/01/29[5]	200,000	198,469
Vmed O2 UK Financing I plc
4.25% due 01/31/31[5]	200,000	196,000
TripAdvisor, Inc.
7.00% due 07/15/25[5]	50,000	52,750
Total Communications		6,373,905

Financial - 12.3%
Hunt Companies, Inc.
5.25% due 04/15/29[5]	550,000	541,750
NFP Corp.
6.88% due 08/15/28[5]	500,000	501,290
Iron Mountain, Inc.
5.63% due 07/15/32[5]	275,000	294,300
4.88% due 09/15/29[5]	120,000	124,198
5.25% due 07/15/30[5]	75,000	79,037
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[5]	425,000	435,625
United Wholesale Mortgage LLC
5.50% due 04/15/29[5]	225,000	220,781

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES P (HIGH YIELD SERIES)

	Face Amount~		Value
5.75% due 06/15/27[5]		200,000	$200,500
OneMain Finance Corp.
3.88% due 09/15/28		175,000	171,500
4.00% due 09/15/30		75,000	73,754
6.63% due 01/15/28		50,000	56,000
8.88% due 06/01/25		50,000	53,500
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[5]		300,000	321,000
HUB International Ltd.
5.63% due 12/01/29[5]		200,000	206,044
7.00% due 05/01/26[5]		100,000	102,750
Assurant, Inc.
7.00% due 03/27/48[3]		200,000	227,750
Iron Mountain Information Management Services, Inc.
5.00% due 07/15/32[5]		200,000	204,694
AmWINS Group, Inc.
4.88% due 06/30/29[5]		175,000	176,750
USI, Inc.
6.88% due 05/01/25[5]		175,000	176,313
Home Point Capital, Inc.
5.00% due 02/01/26[5]		175,000	162,313
Kennedy-Wilson, Inc.
5.00% due 03/01/31		150,000	154,500
Wilton Re Finance LLC
5.88% due 03/30/33[3,5]		150,000	154,263
Jane Street Group / JSG Finance, Inc.
4.50% due 11/15/29[5]		140,000	141,400
Greystar Real Estate Partners LLC
5.75% due 12/01/25[5]		125,000	127,215
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
3.88% due 03/01/31[5]		125,000	126,875
PHM Group Holding Oy
4.75% due 06/18/26[5]	EUR	100,000	116,218
LPL Holdings, Inc.
4.38% due 05/15/31[5]		100,000	102,288
Liberty Mutual Group, Inc.
4.30% due 02/01/61[5]		100,000	94,000
Alliant Holdings Intermediate LLC / Alliant Holdings Company-Issuer
4.25% due 10/15/27[5]		75,000	75,000
Starwood Property Trust, Inc.
3.75% due 12/31/24[5]		50,000	50,538
Total Financial			5,472,146

Industrial - 11.1%
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[5]		350,000	374,500
5.25% due 07/15/28[5]		150,000	152,100
Cleaver-Brooks, Inc.
7.88% due 03/01/23[5]		450,000	439,875
GrafTech Finance, Inc.
4.63% due 12/15/28[5]		430,000	436,450
Artera Services LLC
9.03% due 12/04/25[5]		400,000	423,174
TransDigm, Inc.
6.25% due 03/15/26[5]		275,000	285,828
8.00% due 12/15/25[5]		100,000	105,497
Harsco Corp.
5.75% due 07/31/27[5]		377,000	384,069
Howmet Aerospace, Inc.
5.95% due 02/01/37		275,000	325,187
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00% due 02/01/26[5]		275,000	286,000
EnerSys
4.38% due 12/15/27[5]		250,000	259,375
Amsted Industries, Inc.
4.63% due 05/15/30[5]		250,000	256,250
Great Lakes Dredge & Dock Corp.
5.25% due 06/01/29[5]		225,000	231,750
Standard Industries, Inc.
4.38% due 07/15/30[5]		150,000	153,076
5.00% due 02/15/27[5]		50,000	51,470
Masonite International Corp.
5.38% due 02/01/28[5]		175,000	183,531
Ball Corp.
3.13% due 09/15/31		150,000	148,125
Mauser Packaging Solutions Holding Co.
5.50% due 04/15/24[5]		125,000	126,146
TopBuild Corp.
4.13% due 02/15/32[5]		75,000	76,969
Arcosa, Inc.
4.38% due 04/15/29[5]		75,000	76,031
Pactiv Evergreen Group Issuer Incorporated/Pactiv Evergreen Group Issuer LLC/Reynolds Gro
4.00% due 10/15/27[5]		75,000	72,938
Builders FirstSource, Inc.
4.25% due 02/01/32[5]		50,000	51,760
Hillenbrand, Inc.
3.75% due 03/01/31		50,000	50,125
Total Industrial			4,950,226

Consumer, Cyclical - 8.1%
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27		275,000	283,938
5.00% due 06/01/31[5]		150,000	151,688
JB Poindexter & Company, Inc.
7.13% due 04/15/26[5]		350,000	366,212
1011778 BC ULC / New Red Finance, Inc.
3.88% due 01/15/28[5]		150,000	151,914
3.50% due 02/15/29[5]		125,000	123,712
Clarios Global, LP
6.75% due 05/15/25[5]		201,000	210,548
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.75% due 01/20/26[5]		190,000	198,787
Allison Transmission, Inc.
3.75% due 01/30/31[5]		200,000	195,000

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES P (HIGH YIELD SERIES)

	Face Amount~		Value
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[5]		175,000	$179,872
Wolverine World Wide, Inc.
4.00% due 08/15/29[5]		175,000	170,147
Wabash National Corp.
4.50% due 10/15/28[5]		150,000	151,500
Murphy Oil USA, Inc.
3.75% due 02/15/31[5]		150,000	149,063
Boyd Gaming Corp.
8.63% due 06/01/25[5]		124,000	132,868
CD&R Smokey Buyer, Inc.
6.75% due 07/15/25[5]		125,000	131,250
Cedar Fair, LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Operations LLC
5.50% due 05/01/25[5]		125,000	129,375
Air Canada
3.88% due 08/15/26[5]		125,000	127,500
Station Casinos LLC
4.63% due 12/01/31[5]		125,000	126,025
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[5]		100,000	106,750
Hilton Domestic Operating Company, Inc.
5.75% due 05/01/28[5]		50,000	53,421
4.00% due 05/01/31[5]		50,000	51,127
Tempur Sealy International, Inc.
3.88% due 10/15/31[5]		100,000	100,189
Penn National Gaming, Inc.
4.13% due 07/01/29[5]		100,000	97,000
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[5]		75,000	80,096
Asbury Automotive Group, Inc.
5.00% due 02/15/32[5]		75,000	77,827
Superior Plus, LP
4.25% due 05/18/28[5]	CAD	75,000	59,589
Ritchie Bros Holdings Ltd.
4.95% due 12/15/29[5]	CAD	25,000	20,098
Total Consumer, Cyclical			3,625,496

Energy - 7.4%
Parkland Corp.
4.50% due 10/01/29[5]		250,000	250,197
4.63% due 05/01/30[5]		250,000	248,438
NuStar Logistics, LP
5.63% due 04/28/27		200,000	211,500
6.38% due 10/01/30		100,000	111,000
6.00% due 06/01/26		75,000	81,375
CVR Energy, Inc.
5.75% due 02/15/28[5,6]		325,000	312,000
5.25% due 02/15/25[5]		25,000	24,125
ITT Holdings LLC
6.50% due 08/01/29[5]		325,000	321,750
Southwestern Energy Co.
5.38% due 02/01/29		250,000	264,375
4.75% due 02/01/32		25,000	26,328
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27		225,000	233,438
6.88% due 01/15/29		50,000	52,358
Rattler Midstream, LP
5.63% due 07/15/25[5]		250,000	260,000
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25		241,000	224,130
Occidental Petroleum Corp.
4.63% due 06/15/45		125,000	129,687
4.10% due 02/15/47		50,000	49,000
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
5.63% due 05/01/27[5]		150,000	152,812
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26		150,000	148,312
PDC Energy, Inc.
6.13% due 09/15/24		126,000	127,575
DT Midstream, Inc.
4.13% due 06/15/29[5]		75,000	76,781
Basic Energy Services, Inc.
due 10/15/23[7,8]		175,000	12,250
Total Energy			3,317,431

Basic Materials - 5.9%
Carpenter Technology Corp.
6.38% due 07/15/28		400,000	425,238
Minerals Technologies, Inc.
5.00% due 07/01/28[5]		375,000	388,706
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[5]		225,000	230,906
EverArc Escrow SARL
5.00% due 10/30/29[5]		225,000	225,167
Arconic Corp.
6.00% due 05/15/25[5]		200,000	209,000
Ingevity Corp.
4.50% due 02/01/26[5]		100,000	100,250
3.88% due 11/01/28[5]		100,000	97,375
Kaiser Aluminum Corp.
4.63% due 03/01/28[5]		110,000	111,100
4.50% due 06/01/31[5]		75,000	73,781
Clearwater Paper Corp.
4.75% due 08/15/28[5]		175,000	178,063
Diamond BC BV
4.63% due 10/01/29[5]		150,000	148,795
Valvoline, Inc.
3.63% due 06/15/31[5]		125,000	121,038
4.25% due 02/15/30[5]		25,000	25,506
Compass Minerals International, Inc.
6.75% due 12/01/27[5]		125,000	132,354
WR Grace Holdings LLC
4.88% due 06/15/27[5]		125,000	128,391

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES P (HIGH YIELD SERIES)

	Face Amount~	Value
Mirabela Nickel Ltd.
due 06/24/19[7,8]	390,085	$19,504
Total Basic Materials		2,615,174

Technology - 2.1%
NCR Corp.
6.13% due 09/01/29[5]	200,000	213,728
Open Text Holdings, Inc.
4.13% due 12/01/31[5]	175,000	176,750
Fair Isaac Corp.
4.00% due 06/15/28[5]	125,000	128,491
Boxer Parent Company, Inc.
7.13% due 10/02/25[5]	100,000	104,875
MSCI, Inc.
3.88% due 02/15/31[5]	100,000	104,125
CDK Global, Inc.
5.25% due 05/15/29[5]	50,000	53,000
Dun & Bradstreet Corp.
5.00% due 12/15/29[5]	50,000	51,152
PTC, Inc.
4.00% due 02/15/28[5]	50,000	50,875
Playtika Holding Corp.
4.25% due 03/15/29[5]	50,000	49,000
Total Technology		931,996

Utilities - 1.6%
Terraform Global Operating LLC
6.13% due 03/01/26[5]	695,000	708,031
Total Corporate Bonds
(Cost $35,653,364)		35,658,033

SENIOR FLOATING RATE INTERESTS††,10 - 11.5%
Consumer, Cyclical - 2.8%
PetSmart LLC
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/11/28	299,250	299,439
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
4.60% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25	190,279	173,154
Blue Nile, Inc.
7.50% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	174,375	169,144
First Brands Group LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 03/30/27	114,500	114,843
Apro LLC
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 11/14/26	99,250	99,126
Mavis Tire Express Services TopCo Corp.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 05/04/28	74,813	74,812
Holding SOCOTEC
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 06/30/28	75,000	74,719
CCRR Parent, Inc.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/06/28	74,625	74,485
FR Refuel LLC
5.50% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 11/08/28†††	66,250	65,753
Sotheby’s
5.00% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.00%) due 01/15/27	52,143	52,143
Rent-A-Center, Inc.
3.75% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 02/17/28	49,625	49,470
Total Consumer, Cyclical		1,247,088

Consumer, Non-cyclical - 2.2%
HAH Group Holding Co. LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27	149,342	148,968
SCP Eye Care Services LLC
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 03/16/28	127,521	127,602
Quirch Foods Holdings LLC
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 10/27/27†††	99,000	99,247
Women’s Care Holdings, Inc.
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 01/15/28	99,500	99,152
Blue Ribbon LLC
6.75% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.75%) due 05/08/28	98,750	98,503
Kronos Acquisition Holdings, Inc.
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/26	74,438	72,088
due 12/22/26	25,000	24,766
Gibson Brands, Inc.
5.75% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 08/11/28	97,500	96,281
National Mentor Holdings, Inc.
4.50% ((1 Month USD LIBOR + 3.75%) and (3 Month USD LIBOR + 3.75%), Rate Floor: 4.50%)due 03/02/28	95,083	93,948
Balrog Acquisition, Inc.
4.50% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 09/05/28	75,000	74,719
Confluent Health LLC
4.10% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 11/30/28	61,726	61,623
Total Consumer, Non-cyclical		996,897

Industrial - 2.2%
Arcline FM Holdings LLC
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 06/23/28	174,563	174,126
Dispatch Terra Acquisition LLC
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/27/28	149,750	149,376

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES P (HIGH YIELD SERIES)

	Face Amount~		Value
Pelican Products, Inc.
4.75% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 11/16/28		125,000	$124,375
YAK MAT (YAK ACCESS LLC)
10.21% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26		150,000	97,500
Michael Baker International LLC
5.75% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 12/01/28†††		75,000	75,375
Aegion Corp.
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 05/17/28		74,813	75,062
Pro Mach Group, Inc.
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 08/31/28		66,620	66,787
PECF USS Intermediate Holding III Corp.
due 11/04/28		50,000	50,018
LTI Holdings, Inc.
4.85% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 07/24/26†††		50,000	49,937
United Airlines, Inc.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 04/21/28		49,750	49,818
Air Canada
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 08/11/28		50,000	49,794
Total Industrial			962,168

Technology - 2.1%
Datix Bidco Ltd.
4.96% (6 Month GBP LIBOR + 4.50%, Rate Floor: 4.50%) due 04/28/25†††	GBP	150,000	201,894
8.21% (6 Month GBP LIBOR + 7.75%, Rate Floor: 7.75%) due 04/27/26†††	GBP	75,000	100,849
Peraton Corp.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/01/28		248,374	248,284
Polaris Newco LLC
4.50% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 06/02/28		130,000	129,878
Apttus Corp.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/08/28		74,813	74,875
Atlas CC Acquisition Corp.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/25/28		74,625	74,695
Taxware Holdings (Sovos Compliance LLC)
5.00% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.00%) due 08/11/28		63,955	64,076
Planview Parent, Inc.
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/17/27		49,500	49,479
Total Technology			944,030

Communications - 1.2%
McGraw Hill LLC
5.25% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.25%) due 07/28/28		149,625	148,784
Xplornet Communications, Inc.
4.50% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 10/02/28		125,000	124,740
Playtika Holding Corp.
2.85% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 03/13/28		99,250	98,712
Cengage Learning Acquisitions, Inc.
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 07/14/26		74,813	74,945
Titan AcquisitionCo New Zealand Ltd.
4.50% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 10/18/28		75,000	74,687
GTT Communications, Inc.
2.87% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/30/25†††		3,594	—
Total Communications			521,868

Financial - 0.6%
Franchise Group, Inc.
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 03/10/26		101,931	101,626
Claros Mortgage Trust, Inc.
5.00% (1 Month USD SOFR + 4.50%, Rate Floor: 5.00%) due 08/10/26		92,000	92,230
Eisner Advisory Group
6.00% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.00%) due 07/28/28†††		45,455	45,455
7.50% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.00%) due 07/28/28†††		4,545	4,545
Total Financial			243,856

Energy - 0.2%
TransMontaigne Operating Company LP
4.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 11/17/28		75,000	75,281
Permian Production Partners LLC
9.00% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) (in-kind rate was 2.00%) due 11/24/25†††,9		33,686	30,318
Total Energy			105,599

Basic Materials - 0.2%
NIC Acquisition Corp.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/29/27		99,499	98,007
Total Senior Floating Rate Interests
(Cost $5,153,546)			5,119,513

Total Investments - 100.4%
(Cost $45,344,867)			$44,751,165
Other Assets & Liabilities, net - (0.4)%			(159,235)
Total Net Assets - 100.0%			$44,591,930

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES P (HIGH YIELD SERIES)

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Depreciation
Barclays Bank plc	CAD	Sell	101,000	78,550 USD	01/14/22	$(1,347)
Morgan Stanley Capital Services LLC	EUR	Sell	332,000	374,172 USD	01/14/22	(3,868)
JPMorgan Chase Bank, N.A.	GBP	Sell	225,000	297,607 USD	01/14/22	(6,668)
						$(11,883)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Special Purpose Acquisition Company (SPAC).
[2]	Affiliated issuer.
[3]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[4]	Rate indicated is the 7-day yield as of December 31, 2021.
[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $30,499,622 (cost $30,216,490), or 68.4% of total net assets.

[6]

All or a portion of this security has been physically segregated or earmarked in connection with reverse repurchase agreements. At December 31, 2021, the total market value of segregated or earmarked security was $312,000 — See Note 11.

[7]	Security is in default of interest and/or principal obligations.
[8]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $31,754 (cost $528,103), or 0.1% of total net assets — See Note 9.

[9]	Payment-in-kind security.
[10]

Variable rate security. Rate indicated is the rate effective at December 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

CAD — Canadian Dollar
EUR — Euro
GBP — British Pound
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$394,530	$37,926	$209,563	$642,019
Preferred Stocks	—	1,004,700	2	1,004,702
Warrants	5,502	—	—	5,502
Money Market Fund	2,321,396	—	—	2,321,396
Corporate Bonds	—	35,658,033	—	35,658,033
Senior Floating Rate Interests	—	4,446,140	673,373	5,119,513
Total Assets	$2,721,428	$41,146,799	$882,938	$44,751,165

112 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES P (HIGH YIELD SERIES)

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$11,883	$—	$11,883
Unfunded Loan Commitments (Note 8)	—	—	169	169
Total Liabilities	$—	$11,883	$169	$12,052

**	This derivative is reported as unrealized appreciation/depreciation at period end.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $271,094 are categorized as Level 2 within the disclosure hierarchy — See Note 11.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at December 31, 2021	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Common Stocks	$184,349	Third Party Pricing	Broker Quote	—	—
Common Stocks	24,898	Enterprise Value	Valuation Multiple	2.8x-12.8x	3.1x
Common Stocks	316	Model Price	Liquidation Value	—	—
Preferred Stocks	2	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	370,630	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	302,743	Yield Analysis	Yield	4.9%-8.1%	6.0%
Total Assets	$882,938
Liabilities:
Unfunded Loan Commitments	$169	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, liquidation value or valuation multiples would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfer between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended December 31, 2021, the Fund had securities with a total value of $283,596 transfer into Level 3 from Level 2 due to a lack of observable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
SERIES P (HIGH YIELD SERIES)

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2021:

	Assets					Liabilities
	Corporate Bonds	Senior Floating Rate Interests	Common Stocks	Preferred Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$70	$466,283	$108,858	$—	$575,211	$(408)
Purchases/(Receipts)	—	547,476	3,475	—	550,951	(589)
(Sales, maturities and paydowns)/Fundings	(3,475)	(511,201)	(398,592)	—	(913,268)	138
Amortization of premiums/discounts	(1,594)	20,171	—	—	18,577	305
Total realized gains (losses) included in earnings	(130,304)	(8,440)	291,483	—	152,739	330
Total change in unrealized appreciation (depreciation) included in earnings	135,303	59,837	19,990	2	215,132	55
Transfers into Level 3	—	99,247	184,349	—	283,596	—
Ending Balance	$—	$673,373	$209,563	$2	$882,938	$(169)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at December 31, 2021	$—	$27,598	$19,535	$2	$47,135	$77

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21
Common Stocks
BP Holdco LLC*	$184	$—	$—	$—	$184	$368	523

*	Non-income producing security.

114 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES P (HIGH YIELD SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $45,344,682)	$44,750,797
Investments in affiliated issuers, at value (cost $185)	368
Cash	5,587
Prepaid expenses	2,889
Receivables:
Interest	560,402
Securities sold	86,080
Fund shares sold	1,696
Total assets	45,407,819

Liabilities:
Unfunded loan commitments, at value (Note 8) (commitment fees received $246)	169
Reverse repurchase agreements (Note 11)	271,094
Unrealized depreciation on forward foreign currency exchange contracts	11,883
Payable for:
Securities purchased	394,881
Fund shares redeemed	37,771
Management fees	16,099
Distribution and service fees	9,118
Trustees’ fees*	4,258
Fund accounting/administration fees	4,101
Transfer agent/maintenance fees	2,084
Miscellaneous	64,431
Total liabilities	815,889
Commitments and contingent liabilities (Note 12)	—
Net assets	$44,591,930

Net assets consist of:
Paid in capital	$50,824,277
Total distributable earnings (loss)	(6,232,347)
Net assets	$44,591,930
Capital shares outstanding	1,618,356
Net asset value per share	$27.55

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends from unaffiliated issuers	$182,399
Interest from unaffiliated issuers	2,464,379
Total investment income	2,646,778

Expenses:
Management fees	274,738
Distribution and service fees	114,473
Transfer agent/maintenance fees	25,270
Professional fees	54,199
Fund accounting/administration fees	38,013
Custodian fees	21,427
Trustees’ fees*	18,316
Interest expense	6,606
Line of credit fees	3,959
Miscellaneous	27,544
Total expenses	584,545
Less:
Expenses reimbursed by Adviser	(294)
Expenses waived by Adviser	(89,952)
Total waived/reimbursed expenses	(90,246)
Net expenses	494,299
Net investment income	2,152,479

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,034,601
Investments sold short	3,961
Swap agreements	230,367
Forward foreign currency exchange contracts	37,491
Foreign currency transactions	(3,672)
Net realized gain	1,302,748
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(810,984)
Investments in affiliated issuers	184
Swap agreements	(155,839)
Forward foreign currency exchange contracts	(11,883)
Foreign currency translations	33
Net change in unrealized appreciation (depreciation)	(978,489)
Net realized and unrealized gain	324,259
Net increase in net assets resulting from operations	$2,476,738

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 115

SERIES P (HIGH YIELD SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,152,479	$2,212,603
Net realized gain (loss) on investments	1,302,748	(3,370,145)
Net change in unrealized appreciation (depreciation) on investments	(978,489)	2,805,377
Net increase in net assets resulting from operations	2,476,738	1,647,835

Distributions to shareholders	(2,204,042)	(3,157,421)

Capital share transactions:
Proceeds from sale of shares	90,239,472	17,515,926
Distributions reinvested	2,204,042	3,157,421
Cost of shares redeemed	(93,277,254)	(28,298,902)
Net decrease from capital share transactions	(833,740)	(7,625,555)
Net decrease in net assets	(561,044)	(9,135,141)

Net assets:
Beginning of year	45,152,974	54,288,115
End of year	$44,591,930	$45,152,974

Capital share activity:
Shares sold	3,257,017	669,412
Shares issued from reinvestment of distributions	81,180	123,918
Shares redeemed	(3,362,102)	(1,063,235)
Net decrease in shares	(23,905)	(269,905)

116 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES P (HIGH YIELD SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$27.49	$28.39	$27.51	$31.13	$30.82
Income (loss) from investment operations:
Net investment income (loss)[a]	1.30	1.37	1.68	1.79	1.81
Net gain (loss) on investments (realized and unrealized)	.18	(.21)	1.45	(2.99)	.09
Total from investment operations	1.48	1.16	3.13	(1.20)	1.90
Less distributions from:
Net investment income	(1.42)	(2.06)	(2.25)	(2.42)	(1.59)
Total distributions	(1.42)	(2.06)	(2.25)	(2.42)	(1.59)
Net asset value, end of period	$27.55	$27.49	$28.39	$27.51	$31.13

Total Return[b]	5.41%	4.64%	11.59%	(4.16%)	6.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,592	$45,153	$54,288	$52,504	$79,272
Ratios to average net assets:
Net investment income (loss)	4.70%	5.13%	5.89%	5.98%	5.79%
Total expenses[c]	1.28%	1.38%	1.31%	1.42%	1.40%
Net expenses[d,e,f]	1.08%	1.12%	1.10%	1.26%	1.33%
Portfolio turnover rate	76%	84%	58%	51%	76%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests, if any.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
—	—	—	0.00%*	0.02%

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
1.06%	1.07%	1.07%	1.07%	1.07%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 117

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2021

To Our Shareholders:

The Series Q (Small Cap Value Series) is managed by a team of seasoned professionals led by David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; James Schier, CFA, Senior Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended December 31, 2021.

For the year ended December 31, 2021, Series Q (Small Cap Value Series) returned 26.18%, compared with the Russell 2000® Value Index, which returned 28.27%.

Investment Approach

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained, volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review and Positioning

Rising interest rates, the reopening of the economy following the pandemic, and a historically wide valuation gap between growth and value sectors were among the factors that, in a reversal from the last few years, saw value stocks rival or outperform growth stocks over the period, particularly in the small capitalization space. Early on, the smallest and most sensitive to an improving economy advanced the most, but larger, more growth-focused names stepped up as the market grew concerned about the Delta variant, peak profitability, rising input prices, logistical challenges, and shortages. The Fund, which tends to own the larger but more value-focused companies in the benchmark, lagged its benchmark at times throughout the period. While small cap value stocks outperformed large cap value stocks for the period, the more volatile, lower-quality companies in the small cap space outperformed those of higher quality, which are those the Fund tends to own.

The largest headwind to the Fund was stock selection in the Industrials and Technology sectors, as earnings reports of companies indicated supply chain issues, cost input inflation, or impairments related to Hurricane Ida. Equities in the Industrials sector returned about half of those in the benchmark. Equities in the Industrials sector rose less than half those in the benchmark. Large detractors were Parsons Corp., which had poor earnings, and Enersys, which fell on raw material cost inflation and availability issues. In Technology, communication equipment names as well as the hand-set chip suppliers were weak, as component availability either impaired the ability to get sufficient product out the door or delayed customer orders. Stocks that fell from highs in the period included Infinera Corp. and travel-software company Sabre Corp.

A positive contribution from underweighting the Health Care sector was offset by poor selection, led by Emergent BioSolutions, which fell as the company in a manufacturing contract for Johnson and Johnson’s vaccine had to dispose of millions of contaminated doses. The company’s facility has subsequently corrected the outstanding issues at the facility and is once again manufacturing. Not owning hospitals or life science tools companies also detracted from performance. Evolent Health was a large individual contributor in the sector, rising on speculation that the company could become a takeover target after involvement by activist investors.

Also detracting from performance was the fact that the Fund did not own Gamestop (Consumer Discretionary) and AMC (Communication Services), volatile meme stocks that soared earlier in 2021, based on the view that the companies’ earnings fundamentals did not justify their valuations.

Selection in REITs was poor against the benchmark, worsened by an underweighting to the sector. A lack of exposure to cyclical office retail REITs and an overweighting to healthcare REITs was entirely the cause, as opposed to any issues with individual companies. A large position in volatile Physicians REIT was the main individual detractor.

Selection in Energy was the greatest relative contributor to performance, as the sector benefitted from the rise in energy prices. An emphasis on exploration and production companies was helpful, especially for natural gas-oriented Range Resources. Another significant contributor was Parsley Energy, an oil and gas company which was acquired by Pioneer Natural Resources during the period.

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2021

Another leading contributor to relative performance for the year was stock selection in Consumer Discretionary, where the Fund was helped by holdings in retailers selling apparel (Abercrombie & Fitch), autos and auto parts (Penske Automotive, LKQ Corp.), and sporting equipment (Dick’s Sporting Goods).

Selection in Financials had a positive influence in the period, led by regional banks, but an over-exposure to insurance and reinsurance names, such as Heritage Insurance Holdings, Inc., was detrimental as the market feared the impact of Hurricane Ida and other storms. Insurance brokers such as eHealth and GoHealth also detracted.

In Materials, commodity price inflation on the back of an improving economy benefitted steel names such as Nucor Corp. as well as specialty chemical companies like Huntsman Corp. and Olin Corp.

While this strategy is balanced relative to the benchmark, it does possess defensive characteristics in virtue of emphasizing relatively larger companies found in the benchmark as well as an overweight in Utilities. At the end of the period, the Fund’s largest sector overweights relative to the benchmark were Industrials and Information Technology, and Materials. The Fund’s largest sector underweights were in Financials, Health Care, and REITs.

The market outlook is continues to be murkier than usual. The expectation of a Federal Reserve that is now biased to being less accommodative and growing geopolitical risks suggest an environment that may constrain the upside for equities. However, record negative real interest rates promise to provide a solid underpinning for equity valuations.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

SERIES Q (SMALL CAP VALUE SERIES)

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 2000

Ten Largest Holdings (% of Total Net Assets)
Pioneer Natural Resources Co.	2.9%
iShares Russell 2000 Value ETF	2.6%
First Horizon Corp.	2.0%
Range Resources Corp.	1.9%
LXP Industrial Trust	1.7%
Littelfuse, Inc.	1.7%
Huntsman Corp.	1.7%
Black Hills Corp.	1.6%
Physicians Realty Trust	1.6%
MDU Resources Group, Inc.	1.6%
Top Ten Total	19.3%

“Ten Largest Holdings” excludes any temporary cash investments.

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Series Q (Small Cap Value Series)	26.18%	6.76%	10.21%
Russell 2000 Value Index	28.27%	9.07%	12.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS	December 31, 2021
SERIES Q (SMALL CAP VALUE SERIES)

	Shares	Value
COMMON STOCKS† - 94.5%

Financial - 29.2%
First Horizon Corp.	89,171	$1,456,162
LXP Industrial Trust REIT	81,504	1,273,093
Physicians Realty Trust REIT	62,421	1,175,387
Prosperity Bancshares, Inc.	14,976	1,082,765
CNO Financial Group, Inc.	40,859	974,079
Cathay General Bancorp	21,370	918,696
BOK Financial Corp.	8,584	905,526
STAG Industrial, Inc. REIT	18,573	890,761
Hanmi Financial Corp.	35,569	842,274
Investors Bancorp, Inc.	52,455	794,693
Stifel Financial Corp.	10,984	773,493
Simmons First National Corp. — Class A	25,348	749,794
MGIC Investment Corp.	47,910	690,862
Hancock Whitney Corp.	13,170	658,763
Axis Capital Holdings Ltd.	11,496	626,187
Berkshire Hills Bancorp, Inc.	21,325	606,270
Flagstar Bancorp, Inc.	12,439	596,326
Jackson Financial, Inc. — Class A	13,625	569,934
Unum Group	21,730	533,906
Kennedy-Wilson Holdings, Inc.	20,793	496,537
Independent Bank Group, Inc.	6,785	489,538
Apple Hospitality REIT, Inc.	30,185	487,488
Zions Bancorp North America	7,193	454,310
Old Republic International Corp.	17,213	423,096
Piedmont Office Realty Trust, Inc. — Class A REIT	22,755	418,237
Sunstone Hotel Investors, Inc. REIT*	35,434	415,641
GoHealth, Inc. — Class A*	108,346	410,631
Virtu Financial, Inc. — Class A	14,127	407,282
Heartland Financial USA, Inc.	7,689	389,140
Park Hotels & Resorts, Inc. REIT*	19,249	363,421
RMR Group, Inc. — Class A	7,220	250,389
eHealth, Inc.*	8,387	213,868
Heritage Insurance Holdings, Inc.	34,651	203,748
Total Financial		21,542,297

Industrial - 21.8%
Littelfuse, Inc.	4,001	1,259,035
MDU Resources Group, Inc.	38,023	1,172,629
Knight-Swift Transportation Holdings, Inc.	16,678	1,016,357
GATX Corp.	9,649	1,005,329
Kirby Corp.*	15,172	901,520
Plexus Corp.*	8,628	827,339
Sanmina Corp.*	19,739	818,379
Valmont Industries, Inc.	3,161	791,831
Graphic Packaging Holding Co.	39,961	779,240
Colfax Corp.*	15,643	719,109
Altra Industrial Motion Corp.	12,814	660,818
Energizer Holdings, Inc.	16,081	644,848
Zurn Water Solutions Corp.	17,141	623,933
PGT Innovations, Inc.*	27,397	616,159
Curtiss-Wright Corp.	4,017	557,037
Terex Corp.	12,374	543,837
Kennametal, Inc.	11,020	395,728
Belden, Inc.	5,787	380,379
Owens Corning	4,194	379,557
Daseke, Inc.*	37,222	373,709
Advanced Energy Industries, Inc.	3,990	363,329
EnerSys	4,571	361,383
Arcosa, Inc.	6,648	350,350
Park Aerospace Corp.	22,473	296,644
ChargePoint Holdings, Inc.*	13,978	266,281
Total Industrial		16,104,760

Consumer, Cyclical - 12.1%
Methode Electronics, Inc.	21,640	1,064,039
Avient Corp.	18,079	1,011,520
Whirlpool Corp.	3,814	894,993
Meritage Homes Corp.*	5,862	715,516
MSC Industrial Direct Company, Inc. — Class A	8,379	704,339
Abercrombie & Fitch Co. — Class A*	19,162	667,412
Alaska Air Group, Inc.*	12,258	638,642
Hawaiian Holdings, Inc.*	31,086	571,050
Lakeland Industries, Inc.*	23,699	514,268
Tenneco, Inc. — Class A*	36,566	413,196
Marriott Vacations Worldwide Corp.	2,255	381,050
H&E Equipment Services, Inc.	8,010	354,603
Dana, Inc.	15,507	353,869
Macy’s, Inc.	13,170	344,791
Newell Brands, Inc.	13,715	299,535
Total Consumer, Cyclical		8,928,823

Energy - 6.8%
Pioneer Natural Resources Co.	11,717	2,131,088
Range Resources Corp.*	78,336	1,396,731
Patterson-UTI Energy, Inc.	111,109	938,871
CNX Resources Corp.*	40,226	553,108
Total Energy		5,019,798

Consumer, Non-cyclical - 6.3%
Ingredion, Inc.	10,034	969,685
Encompass Health Corp.	14,281	931,978
Central Garden & Pet Co. — Class A*	16,553	792,061
US Foods Holding Corp.*	16,542	576,158
Integer Holdings Corp.*	6,366	544,866
Pacira BioSciences, Inc.*	6,247	375,882
Perdoceo Education Corp.*	20,801	244,620
Emergent BioSolutions, Inc.*	4,706	204,570
Total Consumer, Non-cyclical		4,639,820

Basic Materials - 5.5%
Huntsman Corp.	34,999	1,220,765
Ashland Global Holdings, Inc.	6,799	731,980
Reliance Steel & Aluminum Co.	3,874	628,441
Element Solutions, Inc.	24,781	601,683
Kraton Corp.*	11,022	510,539
Commercial Metals Co.	10,787	391,460
Total Basic Materials		4,084,868

122 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
SERIES Q (SMALL CAP VALUE SERIES)

	Shares	Value
Technology - 5.0%
Evolent Health, Inc. — Class A*	33,899	$937,985
DXC Technology Co.*	24,545	790,104
Science Applications International Corp.	9,254	773,542
Amkor Technology, Inc.	24,185	599,546
Conduent, Inc.*	109,019	582,161
Total Technology		3,683,338

Communications - 4.3%
Infinera Corp.*	102,982	987,598
Ciena Corp.*	10,256	789,404
TEGNA, Inc.	40,898	759,067
Gray Television, Inc.	25,944	523,031
Audacy, Inc.*	57,603	148,039
Total Communications		3,207,139

Utilities - 3.5%
Black Hills Corp.	17,277	1,219,238
Spire, Inc.	7,249	472,780
ALLETE, Inc.	6,868	455,691
Avista Corp.	9,559	406,162
Total Utilities		2,553,871

Total Common Stocks
(Cost $56,130,211)		69,764,714

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Industrial - 0.0%
Thermoenergy Corp.*,1	116,667	—
Total Convertible Preferred Stocks
(Cost $111,410)		—

RIGHTS† - 0.1%
Basic Materials - 0.1%
Pan American Silver Corp.*	81,258	63,276
Total Rights
(Cost $—)		63,276

EXCHANGE-TRADED FUNDS† - 2.6%
iShares Russell 2000 Value ETF	11,483	1,906,752
Total Exchange-Traded Funds
(Cost $1,301,506)		1,906,752

MONEY MARKET FUND† - 2.8%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[2]	2,066,257	2,066,257
Total Money Market Fund
(Cost $2,066,257)		2,066,257

Total Investments - 100.0%
(Cost $59,609,384)		$73,800,999
Other Assets & Liabilities, net - 0.0%		35,638
Total Net Assets - 100.0%		$73,836,637

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[2]	Rate indicated is the 7-day yield as of December 31, 2021.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$69,764,714	$—	$—		$69,764,714
Convertible Preferred Stocks	—	—	—	*	—
Rights	63,276	—	—		63,276
Exchange-Traded Funds	1,906,752	—	—		1,906,752
Money Market Fund	2,066,257	—	—		2,066,257
Total Assets	$73,800,999	$—	$—		$73,800,999

*	Security has a market value of $0.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 123

SERIES Q (SMALL CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments, at value (cost $59,609,384)	$73,800,999
Prepaid expenses	2,802
Receivables:
Dividends	103,129
Fund shares sold	43,547
Interest	21
Total assets	73,950,498

Liabilities:
Payable for:
Management fees	40,851
Professional fees	18,817
Distribution and service fees	15,346
Fund shares redeemed	13,941
Fund accounting/administration fees	5,705
Trustees’ fees*	5,305
Transfer agent/maintenance fees	2,207
Miscellaneous	11,689
Total liabilities	113,861
Commitments and contingent liabilities (Note 12)	—
Net assets	$73,836,637

Net assets consist of:
Paid in capital	$55,835,303
Total distributable earnings (loss)	18,001,334
Net assets	$73,836,637
Capital shares outstanding	1,581,173
Net asset value per share	$46.70

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends	$1,289,613
Interest	195
Total investment income	1,289,808

Expenses:
Management fees	554,726
Distribution and service fees	184,909
Transfer agent/maintenance fees	25,505
Fund accounting/administration fees	56,462
Professional fees	37,470
Trustees’ fees*	15,305
Custodian fees	7,885
Line of credit fees	3,264
Miscellaneous	8,455
Total expenses	893,981
Less:
Expenses waived by Adviser	(58,292)
Net expenses	835,689
Net investment income	454,119

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	7,938,808
Net realized gain	7,938,808
Net change in unrealized appreciation (depreciation) on:
Investments	8,020,621
Net change in unrealized appreciation (depreciation)	8,020,621
Net realized and unrealized gain	15,959,429
Net increase in net assets resulting from operations	$16,413,548

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

124 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Q (SMALL CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$454,119	$552,276
Net realized gain (loss) on investments	7,938,808	(4,256,850)
Net change in unrealized appreciation (depreciation) on investments	8,020,621	1,558,527
Net increase (decrease) in net assets resulting from operations	16,413,548	(2,146,047)

Distributions to shareholders	(557,150)	(4,948,061)

Capital share transactions:
Proceeds from sale of shares	8,061,437	3,971,913
Distributions reinvested	557,150	4,948,061
Cost of shares redeemed	(15,056,587)	(11,422,980)
Net decrease from capital share transactions	(6,438,000)	(2,503,006)
Net increase (decrease) in net assets	9,418,398	(9,597,114)

Net assets:
Beginning of year	64,418,239	74,015,353
End of year	$73,836,637	$64,418,239

Capital share activity:
Shares sold	179,207	120,097
Shares issued from reinvestment of distributions	12,764	161,070
Shares redeemed	(338,001)	(342,024)
Net decrease in shares	(146,030)	(60,857)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 125

SERIES Q (SMALL CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$37.30	$41.39	$36.18	$45.89	$46.02
Income (loss) from investment operations:
Net investment income (loss)[a]	.27	.32	.32	.30	.05
Net gain (loss) on investments (realized and unrealized)	9.47	(1.36)	7.62	(5.28)	1.58
Total from investment operations	9.74	(1.04)	7.94	(4.98)	1.63
Less distributions from:
Net investment income	(.34)	(.37)	(.33)	(.16)	(.17)
Net realized gains	—	(2.68)	(2.40)	(4.57)	(1.59)
Total distributions	(.34)	(3.05)	(2.73)	(4.73)	(1.76)
Net asset value, end of period	$46.70	$37.30	$41.39	$36.18	$45.89

Total Return[b]	26.18%	(0.97%)	22.58%	(12.66%)	3.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$73,837	$64,418	$74,015	$68,349	$98,726
Ratios to average net assets:
Net investment income (loss)	0.61%	0.97%	0.80%	0.68%	0.11%
Total expenses[c]	1.21%	1.29%	1.29%	1.26%	1.23%
Net expenses[d,e,f]	1.13%	1.14%	1.14%	1.14%	1.14%
Portfolio turnover rate	32%	32%	54%	37%	32%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
—	—	—	—	0.00%*

*	Less than 0.01%.

[f]	Net expense may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
1.13%	1.13%	1.14%	1.14%	1.12%

126 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2021

To Our Shareholders:

The Series V (SMid Cap Value Series) is managed by a team of seasoned professionals led by James Schier, CFA, Senior Managing Director and Portfolio Manager; David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended December 31, 2021.

For the year ended December 31, 2021, Series V (SMid Cap Value Series) returned 23.75%, compared with the Russell 2500® Value Index, which returned 27.78%.

Investment Approach

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained, volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review and Positioning

Rising interest rates, the reopening of the economy following the pandemic, and a historically wide valuation gap between growth and value sectors were among the factors that, in a reversal from the last few years, saw value stocks rival or outperform growth stocks over the period, particularly in the small capitalization space. Early on, the smallest and most sensitive to an improving economy advanced the most, but larger, more growth-focused names stepped up as the market grew concerned about the Delta variant, peak profitability, rising input prices, logistical challenges, and shortages. The Fund, which tends to own the larger, higher quality, and more growthy companies in the benchmark, lagged its benchmark at times throughout the period.

The largest headwind to the Fund was stock selection in the Industrials and Information Technology sectors, as earnings reports of companies indicated supply chain issues, cost input inflation, or impairments related to Hurricane Ida. Equities in the Industrials sector rose less than half those in the benchmark. Large detractors were Parsons Corp., which had poor earnings, and Enersys, which fell on raw material cost inflation and availability issues. In Technology, communication equipment names as well as the hand-set chip suppliers were weak, as component availability either impaired the ability to get sufficient product out the door or delayed customer orders. Stocks that fell from highs in the period included Infinera Corp., Qorvo, Inc. and travel-software company Sabre Corp.

Selection in Financials was also a negative influence in the period. An over-exposure to insurance and reinsurance names, such as Alleghany Corp. and Heritage Insurance Holdings, Inc., was detrimental as the market feared the impact of Hurricane Ida and other storms. Insurance brokers such as eHealth and GoHealth also detracted. A bright spot was Synovus Financial, whose earnings grew during the year.

A positive contribution from underweighting the Health Care sector was offset by poor selection, led by Emergent BioSolutions, which fell as the company in a manufacturing contract for Johnson and Johnson’s vaccine had to dispose of millions of contaminated doses. The company’s facility has subsequently corrected the outstanding issues at the facility and is once again manufacturing. Not owning hospitals or life science tools companies also detracted from performance. Evolent Health was a large individual contributor in the sector, rising on speculation that the company could become a takeover target after involvement by activist investors.

Also detracting from performance was the fact that the Fund did not own Gamestop (Consumer Discretionary) and AMC (Communication Services), volatile meme stocks that soared earlier in 2021, based on the view that the companies’ earnings fundamentals did not justify their valuations.

The leading contributor to relative performance for the year was stock selection in Consumer Discretionary and Consumer Staples. In Consumer Discretionary, the Fund was helped by holdings in retailers selling autos and auto parts (LKQ Corp. and Penske Automotive Group, Inc.), and sporting equipment (Dick’s Sporting Goods). Consumer Staples names in the Fund also outgained those in the benchmark, led by Bunge, one of the Fund’s largest holdings.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 127

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2021

The Energy sector benefitted from the rise in price of both oil and natural gas. The Fund’s holdings in exploration and production companies were helpful, especially for natural gas-oriented Range Resources, although a warm start to the winter resulted in some profit taking after a very strong run.

While this strategy is balanced relative to the benchmark, it does possess defensive characteristics in virtue of emphasizing relatively larger, higher quality companies found in the benchmark as well as an overweight in Utilities. Over the period, the Fund’s largest sector overweights on average relative to the benchmark were in Staples, Materials, and Industrials. The Fund’s largest sector underweights were in Financials, REITs, and Health Care.

The market outlook is continues to be murkier than usual. The expectation of a Federal Reserve that is now biased to being less accommodative and growing geopolitical risks suggest an environment that may constrain the upside for equities. However, record negative real interest rates promise to provide a solid underpinning for equity valuations.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

128 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

SERIES V (SMID CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 1997

Ten Largest Holdings (% of Total Net Assets)
Pioneer Natural Resources Co.	3.0%
Bunge Ltd.	2.7%
LKQ Corp.	2.3%
First Horizon Corp.	2.1%
Alleghany Corp.	2.1%
Evolent Health, Inc. — Class A	1.9%
Huntsman Corp.	1.8%
Range Resources Corp.	1.8%
Alexandria Real Estate Equities, Inc.	1.7%
Littelfuse, Inc.	1.7%
Top Ten Total	21.1%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 129

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Series V (SMid Cap Value Series)	23.75%	10.11%	11.66%
Russell 2500 Value Index	27.78%	9.88%	12.43%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

130 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2021
SERIES V (SMID CAP VALUE SERIES)

	Shares	Value
COMMON STOCKS† - 97.0%

Financial - 24.1%
First Horizon Corp.	245,918	$4,015,841
Alleghany Corp.*	5,855	3,908,739
Alexandria Real Estate Equities, Inc. REIT	14,205	3,167,147
Physicians Realty Trust REIT	164,446	3,096,518
Prosperity Bancshares, Inc.	37,832	2,735,253
BOK Financial Corp.	21,837	2,303,585
STAG Industrial, Inc. REIT	47,835	2,294,167
Sun Communities, Inc. REIT	10,576	2,220,643
VICI Properties, Inc. REIT	70,712	2,129,138
Stifel Financial Corp.	26,146	1,841,202
KeyCorp	72,582	1,678,822
Axis Capital Holdings Ltd.	29,809	1,623,696
Voya Financial, Inc.	21,525	1,427,323
Jackson Financial, Inc. — Class A	33,953	1,420,254
Unum Group	56,247	1,381,989
Apple Hospitality REIT, Inc.	82,613	1,334,200
Medical Properties Trust, Inc. REIT	53,620	1,267,040
Zions Bancorp North America	18,375	1,160,565
Old Republic International Corp.	46,321	1,138,570
Heartland Financial USA, Inc.	21,485	1,087,356
GoHealth, Inc. — Class A*	278,809	1,056,686
Park Hotels & Resorts, Inc. REIT*	50,975	962,408
Gaming and Leisure Properties, Inc. REIT	19,571	952,325
eHealth, Inc.*	20,936	533,868
Heritage Insurance Holdings, Inc.	86,937	511,190
Total Financial		45,248,525

Industrial - 20.4%
Littelfuse, Inc.	9,995	3,145,227
Jacobs Engineering Group, Inc.	19,651	2,736,009
Johnson Controls International plc	32,961	2,680,059
Knight-Swift Transportation Holdings, Inc.	42,599	2,595,983
Graphic Packaging Holding Co.	119,885	2,337,757
Kirby Corp.*	38,649	2,296,524
Plexus Corp.*	21,533	2,064,799
Valmont Industries, Inc.	7,997	2,003,248
Colfax Corp.*	39,965	1,837,191
Altra Industrial Motion Corp.	32,424	1,672,106
Energizer Holdings, Inc.	40,672	1,630,947
Zurn Water Solutions Corp.	42,569	1,549,511
PGT Innovations, Inc.*	68,573	1,542,207
Curtiss-Wright Corp.	10,964	1,520,378
Terex Corp.	31,725	1,394,314
GATX Corp.	10,780	1,123,168
Kennametal, Inc.	28,392	1,019,557
Daseke, Inc.*	94,028	944,041
Advanced Energy Industries, Inc.	10,258	934,094
EnerSys	11,333	895,987
Arcosa, Inc.	16,791	884,885
Park Aerospace Corp.	63,025	831,930
ChargePoint Holdings, Inc.*	35,037	667,455
Total Industrial		38,307,377

Consumer, Cyclical - 14.2%
LKQ Corp.	72,822	4,371,505
Avient Corp.	46,496	2,601,451
Whirlpool Corp.	9,535	2,237,483
Methode Electronics, Inc.	43,015	2,115,048
MSC Industrial Direct Company, Inc. — Class A	22,407	1,883,532
Alaska Air Group, Inc.*	32,117	1,673,296
Ralph Lauren Corp. — Class A	13,536	1,608,889
DR Horton, Inc.	12,860	1,394,667
Abercrombie & Fitch Co. — Class A*	37,831	1,317,654
Kohl’s Corp.	26,014	1,284,831
PVH Corp.	11,908	1,269,988
Marriott Vacations Worldwide Corp.	5,658	956,089
H&E Equipment Services, Inc.	20,234	895,759
Dana, Inc.	38,966	889,204
Lakeland Industries, Inc.*	35,963	780,397
Newell Brands, Inc.	35,094	766,453
La-Z-Boy, Inc.	13,202	479,365
Total Consumer, Cyclical		26,525,611

Consumer, Non-cyclical - 11.7%
Bunge Ltd.	54,912	5,126,584
Ingredion, Inc.	25,798	2,493,119
Central Garden & Pet Co. — Class A*	43,114	2,063,005
J M Smucker Co.	15,120	2,053,598
Encompass Health Corp.	31,114	2,030,500
Henry Schein, Inc.*	25,168	1,951,275
Tyson Foods, Inc. — Class A	18,994	1,655,517
US Foods Holding Corp.*	45,191	1,574,003
Integer Holdings Corp.*	17,381	1,487,640
Pacira BioSciences, Inc.*	15,959	960,253
Emergent BioSolutions, Inc.*	11,690	508,164
Total Consumer, Non-cyclical		21,903,658

Basic Materials - 7.6%
Huntsman Corp.	95,151	3,318,867
Westlake Chemical Corp.	23,085	2,242,246
Ashland Global Holdings, Inc.	17,628	1,897,831
Element Solutions, Inc.	67,298	1,633,995
Reliance Steel & Aluminum Co.	9,765	1,584,078
Kraton Corp.*	29,931	1,386,404
Nucor Corp.	9,527	1,087,507
Commercial Metals Co.	27,772	1,007,846
Total Basic Materials		14,158,774

Technology - 6.4%
Evolent Health, Inc. — Class A*	129,629	3,586,834
DXC Technology Co.*	61,893	1,992,336
Science Applications International Corp.	23,262	1,944,470
Leidos Holdings, Inc.	19,309	1,716,570
Skyworks Solutions, Inc.	8,720	1,352,821
Qorvo, Inc.*	8,592	1,343,703
Total Technology		11,936,734

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES V (SMID CAP VALUE SERIES)

	Shares	Value
Energy - 6.0%
Pioneer Natural Resources Co.	30,929	$5,625,366
Range Resources Corp.*	184,618	3,291,739
Patterson-UTI Energy, Inc.	284,964	2,407,946
HydroGen Corp.*,†††,1	672,346	1
Total Energy		11,325,052

Communications - 3.7%
Infinera Corp.*	285,587	2,738,779
Ciena Corp.*	25,828	1,987,981
TEGNA, Inc.	104,531	1,940,095
ViacomCBS, Inc. — Class B	11,265	339,978
Total Communications		7,006,833

Utilities - 2.9%
Black Hills Corp.	43,060	3,038,744
Pinnacle West Capital Corp.	18,086	1,276,691
Spire, Inc.	17,968	1,171,873
Total Utilities		5,487,308

Total Common Stocks
(Cost $142,771,078)		181,899,872

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Industrial - 0.0%
Thermoenergy Corp.*,2	308,333	1
Total Convertible Preferred Stocks
(Cost $294,438)		1

RIGHTS† - 0.1%
Basic Materials - 0.1%
Pan American Silver Corp.*	220,317	171,561
Total Rights
(Cost $—)		171,561

MONEY MARKET FUND† - 2.9%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[3]	5,349,983	5,349,983
Total Money Market Fund
(Cost $5,349,983)		5,349,983

Total Investments - 100.0%
(Cost $148,415,499)		$187,421,417
Other Assets & Liabilities, net - 0.0%		(48,446)
Total Net Assets - 100.0%		$187,372,971

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[3]	Rate indicated is the 7-day yield as of December 31, 2021.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$181,899,871	$—	$1	$181,899,872
Convertible Preferred Stocks	—	—	1	1
Rights	171,561	—	—	171,561
Money Market Fund	5,349,983	—	—	5,349,983
Total Assets	$187,421,415	$—	$2	$187,421,417

132 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
SERIES V (SMID CAP VALUE SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Common Stock
HydroGen Corp.*	$1	$—	$—	$—	$—	$1	672,346	$—

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 133

SERIES V (SMID CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $145,843,924)	$187,421,416
Investments in affiliated issuers, at value (cost $2,571,575)	1
Prepaid expenses	4,514
Receivables:
Dividends	276,038
Fund shares sold	26,177
Interest	44
Total assets	187,728,190

Liabilities:
Payable for:
Fund shares redeemed	170,885
Management fees	78,522
Distribution and service fees	38,829
Professional fees	21,867
Fund accounting/administration fees	11,753
Trustees’ fees*	7,226
Transfer agent/maintenance fees	2,917
Miscellaneous	23,220
Total liabilities	355,219
Commitments and contingent liabilities (Note 12)	—
Net assets	$187,372,971

Net assets consist of:
Paid in capital	$128,384,047
Total distributable earnings (loss)	58,988,924
Net assets	$187,372,971
Capital shares outstanding	2,254,448
Net asset value per share	$83.11

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$3,149,397
Interest	260
Total investment income	3,149,657

Expenses:
Management fees	1,423,683
Distribution and service fees	474,561
Transfer agent/maintenance fees	25,068
Fund accounting/administration fees	132,375
Professional fees	55,922
Trustees’ fees*	19,035
Custodian fees	10,134
Line of credit fees	8,757
Miscellaneous	11,550
Total expenses	2,161,085
Less:
Expenses waived by Adviser	(452,499)
Net expenses	1,708,586
Net investment income	1,441,071

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	23,340,393
Net realized gain	23,340,393
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	14,828,004
Net change in unrealized appreciation (depreciation)	14,828,004
Net realized and unrealized gain	38,168,397
Net increase in net assets resulting from operations	$39,609,468

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

134 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES V (SMID CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,441,071	$3,240,442
Net realized gain (loss) on investments	23,340,393	(3,032,217)
Net change in unrealized appreciation (depreciation) on investments	14,828,004	2,945,264
Net increase in net assets resulting from operations	39,609,468	3,153,489

Distributions to shareholders	(3,140,125)	(8,192,481)

Capital share transactions:
Proceeds from sale of shares	5,172,278	3,673,402
Distributions reinvested	3,140,125	8,192,481
Cost of shares redeemed	(29,848,950)	(29,593,956)
Net decrease from capital share transactions	(21,536,547)	(17,728,073)
Net increase (decrease) in net assets	14,932,796	(22,767,065)

Net assets:
Beginning of year	172,440,175	195,207,240
End of year	$187,372,971	$172,440,175

Capital share activity:
Shares sold	64,686	65,752
Shares issued from reinvestment of distributions	40,140	145,257
Shares redeemed	(374,637)	(508,289)
Net decrease in shares	(269,811)	(297,280)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 135

SERIES V (SMID CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$68.31	$69.18	$61.70	$82.36	$74.35
Income (loss) from investment operations:
Net investment income (loss)[a]	.61	1.21	.68	.53	(.16)
Net gain (loss) on investments (realized and unrealized)	15.53	1.10 [e]	15.01	(9.07)	10.16
Total from investment operations	16.14	2.31	15.69	(8.54)	10.00
Less distributions from:
Net investment income	(1.34)	(.77)	(.64)	(.49)	(.52)
Net realized gains	—	(2.41)	(7.57)	(11.63)	(1.47)
Total distributions	(1.34)	(3.18)	(8.21)	(12.12)	(1.99)
Net asset value, end of period	$83.11	$68.31	$69.18	$61.70	$82.36

Total Return[b]	23.75%	4.30%	26.70%	(12.97%)	13.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$187,373	$172,440	$195,207	$176,113	$242,217
Ratios to average net assets:
Net investment income (loss)	0.76%	2.05%	1.01%	0.68%	(0.21%)
Total expenses	1.14%	1.22%	1.19%	1.19%	1.10%
Net expenses[c,d]	0.90%	0.90%	0.91%	0.91%	0.91%
Portfolio turnover rate	34%	38%	41%	65%	54%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
0.90%	0.90%	0.91%	0.91%	0.89%

[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

136 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2021

To Our Shareholders:

The Series X (StylePlusTM—Small Growth Series) is managed by a team of seasoned professionals, , including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Qi Yan, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance of the Fund for the fiscal year ended December 31, 2021.

For the year ended December 31, 2021, Series X (StylePlus—Small Growth Series) returned 6.54%, compared with the 2.83% return of its benchmark, the Russell 2000® Growth Index.

Investment Approach

Through a combination of actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the Russell 2000 Growth Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed income overlay.

Performance Review and Positioning

Over the period, from 15-25% of the total equity position was allocated to actively managed equity and 75-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund, whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund outperformed the Russell 2000 Growth Index for the fiscal year ended December 31, 2021 by almost four percentage points net of fees. The fixed income sleeve contributed to total return, as positions in the Guggenheim Ultra Short Duration Fund and the Guggenheim Strategy Funds, net of the investment income earned by these positions, were positive for the period. The actively managed equity sleeve contributed to performance on a relative basis. The passive equity position, maintained through swap agreements and futures contracts, also contributed to performance.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 137

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: October 15, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	25.0%
Guggenheim Variable Insurance Strategy Fund III	24.2%
Guggenheim Strategy Fund II	18.0%
Guggenheim Ultra Short Duration Fund — Institutional Class	9.0%
UFP Industries, Inc.	0.3%
Mueller Industries, Inc.	0.3%
ServisFirst Bancshares, Inc.	0.3%
Diodes, Inc.	0.3%
Viavi Solutions, Inc.	0.3%
MaxLinear, Inc. — Class A	0.3%
Top Ten Total	78.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

138 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Series X (StylePlus—Small Growth Series)	6.54%	14.14%	14.05%
Russell 2000 Growth Index	2.83%	14.53%	14.14%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 139

SCHEDULE OF INVESTMENTS	December 31, 2021
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

	Shares	Value
COMMON STOCKS† - 19.6%

Financial - 4.1%
ServisFirst Bancshares, Inc.	1,259	$106,939
First BanCorp	6,900	95,082
Piper Sandler Cos.	448	79,973
Preferred Bank/Los Angeles CA	1,093	78,466
Meta Financial Group, Inc.	1,242	74,098
United Community Banks, Inc.	2,061	74,072
HomeStreet, Inc.	1,416	73,632
National Bank Holdings Corp. — Class A	1,656	72,765
Banner Corp.	1,194	72,440
Innovative Industrial Properties, Inc. REIT	247	64,939
Walker & Dunlop, Inc.	415	62,615
Central Pacific Financial Corp.	2,158	60,791
Virtus Investment Partners, Inc.	197	58,529
Veritex Holdings, Inc.	1,315	52,311
Dime Community Bancshares, Inc.	1,351	47,501
Customers Bancorp, Inc.*	701	45,824
Hilltop Holdings, Inc.	1,243	43,679
Stewart Information Services Corp.	486	38,749
Triumph Bancorp, Inc.*	312	37,153
Independence Realty Trust, Inc. REIT	1,424	36,782
Lakeland Financial Corp.	440	35,262
Brightsphere Investment Group, Inc.	1,269	32,486
Interactive Brokers Group, Inc. — Class A	373	29,624
Enova International, Inc.*	717	29,368
Southside Bancshares, Inc.	674	28,187
Evercore, Inc. — Class A	199	27,034
UMB Financial Corp.	251	26,634
Independent Bank Corp.	265	21,605
World Acceptance Corp.*	84	20,616
Total Financial		1,527,156

Technology - 3.6%
Diodes, Inc.*	950	104,319
MaxLinear, Inc. — Class A*	1,315	99,138
Rambus, Inc.*	3,153	92,667
Onto Innovation, Inc.*	855	86,552
CSG Systems International, Inc.	1,483	85,451
SPS Commerce, Inc.*	574	81,709
Progress Software Corp.	1,675	80,852
ExlService Holdings, Inc.*	554	80,202
Kulicke & Soffa Industries, Inc.	1,153	69,803
Axcelis Technologies, Inc.*	779	58,082
Veeco Instruments, Inc.*	1,987	56,570
Xperi Holding Corp.	2,823	53,383
3D Systems Corp.*	2,323	50,037
Ultra Clean Holdings, Inc.*	787	45,142
Maximus, Inc.	534	42,544
Apollo Medical Holdings, Inc.*	563	41,369
Power Integrations, Inc.	408	37,899
TTEC Holdings, Inc.	412	37,307
CEVA, Inc.*	795	34,376
Cohu, Inc.*	875	33,329
SMART Global Holdings, Inc.*	463	32,868
Cirrus Logic, Inc.*	346	31,839
Total Technology		1,335,438

Industrial - 3.6%
UFP Industries, Inc.	1,321	121,545
Mueller Industries, Inc.	1,929	114,505
Hillenbrand, Inc.	1,763	91,658
Encore Wire Corp.	609	87,148
Knowles Corp.*	3,632	84,807
OSI Systems, Inc.*	851	79,313
Chart Industries, Inc.*	424	67,624
Advanced Energy Industries, Inc.	697	63,469
Comfort Systems USA, Inc.	626	61,936
Albany International Corp. — Class A	649	57,404
Fabrinet*	483	57,221
Boise Cascade Co.	790	56,248
Badger Meter, Inc.	484	51,575
Sturm Ruger & Company, Inc.	728	49,519
Insteel Industries, Inc.	1,131	45,025
AAON, Inc.	504	40,033
Patrick Industries, Inc.	478	38,570
Matson, Inc.	372	33,491
Dorian LPG Ltd.	2,332	29,593
Lincoln Electric Holdings, Inc.	197	27,476
Louisiana-Pacific Corp.	333	26,091
Eagle Materials, Inc.	155	25,801
Exponent, Inc.	176	20,545
Total Industrial		1,330,597

Consumer, Non-cyclical - 3.0%
Omnicell, Inc.*	525	94,731
Prestige Consumer Healthcare, Inc.*	1,478	89,641
Alarm.com Holdings, Inc.*	1,005	85,234
Innoviva, Inc.*	4,859	83,818
AMN Healthcare Services, Inc.*	593	72,542
EVERTEC, Inc.	1,388	69,372
Amphastar Pharmaceuticals, Inc.*	2,890	67,308
Cytokinetics, Inc.*	1,117	50,913
LeMaitre Vascular, Inc.	925	46,463
Corcept Therapeutics, Inc.*	2,248	44,510
Supernus Pharmaceuticals, Inc.*	1,466	42,749
Tivity Health, Inc.*	1,596	42,198
Surmodics, Inc.*	864	41,601
Fulgent Genetics, Inc.*	386	38,828
Eagle Pharmaceuticals, Inc.*	740	37,681
United Therapeutics Corp.*	167	36,085
uniQure N.V.*	1,729	35,859
Vanda Pharmaceuticals, Inc.*	2,121	33,278
Community Health Systems, Inc.*	2,244	29,868
Owens & Minor, Inc.	666	28,971
CorVel Corp.*	132	27,456
Total Consumer, Non-cyclical		1,099,106

Consumer, Cyclical - 2.8%
LGI Homes, Inc.*	411	63,491
Boot Barn Holdings, Inc.*	497	61,156
Vista Outdoor, Inc.*	1,242	57,219

140 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

	Shares	Value
Century Communities, Inc.	644	$52,673
Methode Electronics, Inc.	1,039	51,088
Gentherm, Inc.*	555	48,229
Choice Hotels International, Inc.	307	47,889
Oxford Industries, Inc.	457	46,395
Cavco Industries, Inc.*	143	45,424
Sleep Number Corp.*	586	44,887
Buckle, Inc.	1,011	42,776
MarineMax, Inc.*	720	42,509
Installed Building Products, Inc.	303	42,335
Shoe Carnival, Inc.	1,037	40,526
Dine Brands Global, Inc.	509	38,587
Winnebago Industries, Inc.	506	37,910
Kontoor Brands, Inc.	712	36,490
Jack in the Box, Inc.	406	35,517
Hibbett, Inc.	472	33,951
Boyd Gaming Corp.*	481	31,539
Movado Group, Inc.	728	30,452
Sally Beauty Holdings, Inc.*	1,563	28,853
Asbury Automotive Group, Inc.*	137	23,664
Brunswick Corp.	230	23,168
AutoNation, Inc.*	185	21,617
Total Consumer, Cyclical		1,028,345

Communications - 1.0%
Viavi Solutions, Inc.*	5,839	102,883
Perficient, Inc.*	544	70,334
Extreme Networks, Inc.*	3,706	58,184
Shutterstock, Inc.	420	46,570
InterDigital, Inc.	622	44,554
Harmonic, Inc.*	3,108	36,550
HealthStream, Inc.*	996	26,254
Total Communications		385,329

Energy - 0.9%
PDC Energy, Inc.	1,269	61,902
Civitas Resources, Inc.	1,043	51,076
Matador Resources Co.	1,382	51,023
SM Energy Co.	1,669	49,202
Southwestern Energy Co.*	9,415	43,874
Callon Petroleum Co.*	650	30,712
Antero Midstream Corp.	2,839	27,482
Total Energy		315,271

Basic Materials - 0.6%
Livent Corp.*	2,020	49,248
Ingevity Corp.*	649	46,533
AdvanSix, Inc.	876	41,391
Balchem Corp.	199	33,551
Valvoline, Inc.	833	31,063
Olin Corp.	439	25,251
Total Basic Materials		227,037

Total Common Stocks
(Cost $6,306,820)		7,248,279

MUTUAL FUNDS† - 76.2%
Guggenheim Strategy Fund III[1]	368,891	9,233,350
Guggenheim Variable Insurance Strategy Fund III[1]	359,106	8,963,296
Guggenheim Strategy Fund II1	268,295	6,675,169
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	336,057	3,333,685
Total Mutual Funds
(Cost $28,208,664)		28,205,500

MONEY MARKET FUND† - 4.4%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[2]	1,643,450	1,643,450
Total Money Market Fund
(Cost $1,643,450)		1,643,450

Total Investments - 100.2%
(Cost $36,158,934)		$37,097,229
Other Assets & Liabilities, net - (0.2)%		(86,703)
Total Net Assets - 100.0%		$37,010,526

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	5	Mar 2022	$560,625	$16,406
S&P MidCap 400 Index Mini Futures Contracts	1	Mar 2022	283,850	9,458
			$844,475	$25,864

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 141

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	Russell 2000 Growth Index	Pay	0.29% (Federal Funds Rate + 0.21%)	At Maturity	04/07/22	19,388	$28,899,966	$(99,596)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2021.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,248,279	$—	$—	$7,248,279
Mutual Funds	28,205,500	—	—	28,205,500
Money Market Fund	1,643,450	—	—	1,643,450
Equity Futures Contracts**	25,864	—	—	25,864
Total Assets	$37,123,093	$—	$—	$37,123,093

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$99,596	$—	$99,596

**	This derivative is reported as unrealized appreciation/depreciation at period end.

142 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$4,236,714	$2,463,878	$—	$—	$(25,423)	$6,675,169	268,295	$90,846
Guggenheim Strategy Fund III	7,881,769	1,377,540	—	—	(25,959)	9,233,350	368,891	127,803
Guggenheim Ultra Short Duration Fund — Institutional Class	10,787,486	6,833,708	(14,240,942)	37,591	(84,158)	3,333,685	336,057	75,150
Guggenheim Variable Insurance Strategy Fund III	7,870,976	1,120,288	—	—	(27,968)	8,963,296	359,106	120,538
	$30,776,945	$11,795,414	$(14,240,942)	$37,591	$(163,508)	$28,205,500		$414,337

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 143

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $7,950,270)	$8,891,729
Investments in affiliated issuers, at value (cost $28,208,664)	28,205,500
Cash	70
Segregated cash with broker	72,500
Prepaid expenses	2,461
Receivables:
Dividends	38,474
Swap settlement	10,488
Fund shares sold	3,416
Interest	7
Total assets	37,224,645

Liabilities:
Unrealized depreciation on OTC swap agreements	99,596
Payable for:
Securities purchased	38,047
Professional fees	22,745
Management fees	12,494
Distribution and service fees	7,743
Trustees’ fees*	4,561
Fund accounting/administration fees	3,883
Transfer agent/maintenance fees	2,115
Variation margin on futures contracts	910
Fund shares redeemed	274
Miscellaneous	21,751
Total liabilities	214,119
Commitments and contingent liabilities (Note 12)	—
Net assets	$37,010,526

Net assets consist of:
Paid in capital	$27,238,658
Total distributable earnings (loss)	9,771,868
Net assets	$37,010,526
Capital shares outstanding	804,449
Net asset value per share	$46.01

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$66,051
Dividends from securities of affiliated issuers	414,337
Interest	140
Total investment income	480,528

Expenses:
Management fees	293,339
Distribution and service fees	97,779
Transfer agent/maintenance fees	25,164
Professional fees	37,890
Fund accounting/administration fees	33,886
Custodian fees	27,345
Trustees’ fees*	17,790
Interest expense	4,723
Line of credit fees	1,775
Miscellaneous	7,814
Total expenses	547,505
Less:
Expenses reimbursed by Adviser	(405)
Expenses waived by Adviser	(151,034)
Total waived expenses	(151,439)
Net expenses	396,066
Net investment income	84,462

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,534,129
Investments in affiliated issuers	37,591
Swap agreements	7,976,409
Futures contracts	127,994
Net realized gain	9,676,123
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(7,610)
Investments in affiliated issuers	(163,508)
Swap agreements	(7,083,134)
Futures contracts	21,857
Net change in unrealized appreciation (depreciation)	(7,232,395)
Net realized and unrealized gain	2,443,728
Net increase in net assets resulting from operations	$2,528,190

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

144 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$84,462	$149,056
Net realized gain on investments	9,676,123	4,165,403
Net change in unrealized appreciation (depreciation) on investments	(7,232,395)	4,700,737
Net increase in net assets resulting from operations	2,528,190	9,015,196

Distributions to shareholders	(1,474,151)	(390,463)

Capital share transactions:
Proceeds from sale of shares	971,520	951,691
Distributions reinvested	1,474,151	390,463
Cost of shares redeemed	(4,478,015)	(5,013,878)
Net decrease from capital share transactions	(2,032,344)	(3,671,724)
Net increase (decrease) in net assets	(978,305)	4,953,009

Net assets:
Beginning of year	37,988,831	33,035,822
End of year	$37,010,526	$37,988,831

Capital share activity:
Shares sold	20,250	29,544
Shares issued from reinvestment of distributions	32,292	11,666
Shares redeemed	(93,977)	(152,191)
Net decrease in shares	(41,435)	(110,981)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 145

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$44.91	$34.53	$30.87	$40.19	$33.08
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	.17	.42	.56	.36
Net gain (loss) on investments (realized and unrealized)	2.82	10.65	7.28	(3.33)	7.02
Total from investment operations	2.92	10.82	7.70	(2.77)	7.38
Less distributions from:
Net investment income	(.19)	(.44)	(.22)	(.43)	(.27)
Net realized gains	(1.63)	—	(3.82)	(6.12)	—
Total distributions	(1.82)	(.44)	(4.04)	(6.55)	(.27)
Net asset value, end of period	$46.01	$44.91	$34.53	$30.87	$40.19

Total Return[b]	6.54%	31.82%	25.68%	(10.30%)	22.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,011	$37,989	$33,036	$28,644	$39,560
Ratios to average net assets:
Net investment income (loss)	0.22%	0.49%	1.24%	1.42%	0.99%
Total expenses[c]	1.39%	1.50%	1.62%	1.47%	1.37%
Net expenses[d,e,f]	1.00%	1.02%	1.11%	1.12%	1.10%
Portfolio turnover rate	64%	86%	59%	65%	50%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
—	—	—	0.00%*	—

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
1.00%	1.01%	1.03%	1.06%	1.09%

146 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2021

To Our Shareholders:

The Series Y (StylePlus TM—Large Growth Series) is managed by a team of seasoned professionals, , including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Qi Yan, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance of the Fund for the fiscal year ended December 31, 2021.

For the year ended December 31, 2021, Series Y (StylePlus—Large Growth Series) returned 27.77%, compared with the 27.60% return of its benchmark, the Russell 1000 Growth Index.

Investment Approach

Through a combination of actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the Russell 1000 Growth Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed income overlay.

Performance Review and Positioning

Over the period, from 15-25% of the total equity position was allocated to actively managed equity and 75-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund, whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund outperformed the Russell 1000 Growth Index for the fiscal year ended December 31, 2021 by 17 basis points net of fees. The fixed income sleeve contributed to total return, as positions in the Guggenheim Ultra Short Duration Fund and the Guggenheim Strategy Funds, net of the investment income earned by these positions, were positive for the period. The actively managed equity sleeve contributed to performance on a relative basis. The passive equity position, maintained through swap agreements and futures contracts, also contributed to performance.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 147

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: May 3, 1999

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	24.5%
Guggenheim Variable Insurance Strategy Fund III	22.2%
Guggenheim Ultra Short Duration Fund — Institutional Class	15.9%
Guggenheim Strategy Fund II	15.0%
Microsoft Corp.	2.3%
Apple, Inc.	2.2%
Alphabet, Inc. — Class C	1.3%
Amazon.com, Inc.	1.1%
Meta Platforms, Inc. — Class A	0.5%
Tesla, Inc.	0.5%
Top Ten Total	85.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

148 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Series Y (StylePlus—Large Growth Series)	27.77%	24.22%	18.70%
Russell 1000 Growth Index	27.60%	25.32%	19.79%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 149

SCHEDULE OF INVESTMENTS	December 31, 2021
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

	Shares	Value
COMMON STOCKS† - 18.0%

Technology - 7.4%
Microsoft Corp.	4,031	$1,355,706
Apple, Inc.	7,247	1,286,850
NVIDIA Corp.	839	246,758
QUALCOMM, Inc.	1,123	205,363
Broadcom, Inc.	243	161,695
Texas Instruments, Inc.	761	143,426
KLA Corp.	277	119,140
NetApp, Inc.	1,222	112,412
Akamai Technologies, Inc.*	898	105,102
Seagate Technology Holdings plc	843	95,242
HP, Inc.	2,471	93,082
Skyworks Solutions, Inc.	593	91,998
Qorvo, Inc.*	575	89,924
Advanced Micro Devices, Inc.*	562	80,872
Adobe, Inc.*	141	79,955
Oracle Corp.	293	25,553
Intuit, Inc.	31	19,940
Total Technology		4,313,018

Communications - 3.9%
Alphabet, Inc. — Class C*	263	761,014
Amazon.com, Inc.*	190	633,525
Meta Platforms, Inc. — Class A*	928	312,133
Cisco Systems, Inc.	2,566	162,607
eBay, Inc.	1,821	121,097
Motorola Solutions, Inc.	434	117,918
F5, Inc.*	447	109,385
Netflix, Inc.*	85	51,207
Total Communications		2,268,886

Consumer, Non-cyclical - 2.5%
AbbVie, Inc.	1,209	163,699
Pfizer, Inc.	2,472	145,971
Amgen, Inc.	560	125,983
PerkinElmer, Inc.	599	120,435
Gartner, Inc.*	348	116,343
Laboratory Corporation of America Holdings*	349	109,660
Bio-Rad Laboratories, Inc. — Class A*	143	108,047
United Rentals, Inc.*	320	106,333
Quest Diagnostics, Inc.	614	106,228
Hologic, Inc.*	1,385	106,035
Regeneron Pharmaceuticals, Inc.*	165	104,201
Moderna, Inc.*	343	87,115
S&P Global, Inc.	71	33,507
Thermo Fisher Scientific, Inc.	45	30,026
Total Consumer, Non-cyclical		1,463,583

Consumer, Cyclical - 1.7%
Tesla, Inc.*	294	310,693
AutoZone, Inc.*	60	125,784
O’Reilly Automotive, Inc.*	178	125,709
LKQ Corp.	1,839	110,395
NVR, Inc.*	18	106,360
Home Depot, Inc.	215	89,227
Lowe’s Companies, Inc.	119	30,759
Starbucks Corp.	178	20,821
NIKE, Inc. — Class B	124	20,667
McDonald’s Corp.	76	20,373
Total Consumer, Cyclical		960,788

Financial - 1.3%
JPMorgan Chase & Co.	1,275	201,896
Capital One Financial Corp.	780	113,170
Raymond James Financial, Inc.	1,073	107,729
Discover Financial Services	836	96,608
Synchrony Financial	1,845	85,590
Zions Bancorp North America	1,309	82,677
Visa, Inc. — Class A	141	30,556
Mastercard, Inc. — Class A	57	20,481
Total Financial		738,707

Basic Materials - 0.6%
CF Industries Holdings, Inc.	1,631	115,442
Nucor Corp.	963	109,926
Celanese Corp. — Class A	641	107,727
Total Basic Materials		333,095

Industrial - 0.2%
Keysight Technologies, Inc.*	577	119,156

Utilities - 0.2%
NRG Energy, Inc.	2,655	114,377

Energy - 0.2%
Occidental Petroleum Corp.	3,743	108,510

Total Common Stocks
(Cost $7,764,359)		10,420,120

MUTUAL FUNDS† - 77.6%
Guggenheim Strategy Fund III[1]	566,681	14,184,016
Guggenheim Variable Insurance Strategy Fund III[1]	516,341	12,887,874
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	929,731	9,222,929
Guggenheim Strategy Fund II1	350,074	8,709,839
Total Mutual Funds
(Cost $45,051,524)		45,004,658

MONEY MARKET FUND† - 4.9%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[2]	2,831,474	2,831,474
Total Money Market Fund
(Cost $2,831,474)		2,831,474

Total Investments - 100.5%
(Cost $55,647,357)		$58,256,252
Other Assets & Liabilities, net - (0.5)%		(279,316)
Total Net Assets - 100.0%		$57,976,936

150 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	4	Mar 2022	$951,900	$20,055
NASDAQ-100 Index Mini Futures Contracts	1	Mar 2022	326,505	4,944
			$1,278,405	$24,999

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	Russell 1000 Growth Index	Pay	0.57% (Federal Funds Rate + 0.49%)	At Maturity	04/07/22	15,201	$46,742,923	$4,743,001

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2021.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$10,420,120	$—	$—	$10,420,120
Mutual Funds	45,004,658	—	—	45,004,658
Money Market Fund	2,831,474	—	—	2,831,474
Equity Futures Contracts**	24,999	—	—	24,999
Equity Index Swap Agreements**	—	4,743,001	—	4,743,001
Total Assets	$58,281,251	$4,743,001	$—	$63,024,252

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 151

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/21	Shares 12/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$7,132,904	$1,605,549	$—	$—	$(28,614)	$8,709,839	350,074	$105,662
Guggenheim Strategy Fund III	10,533,474	3,698,067	—	—	(47,525)	14,184,016	566,681	190,309
Guggenheim Ultra Short Duration Fund — Institutional Class	9,026,315	6,473,824	(6,218,961)	72,369	(130,618)	9,222,929	929,731	92,869
Guggenheim Variable Insurance Strategy Fund III	11,601,522	1,326,799	—	—	(40,447)	12,887,874	516,341	177,188
	$38,294,215	$13,104,239	$(6,218,961)	$72,369	$(247,204)	$45,004,658		$566,028

152 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $10,595,833)	$13,251,594
Investments in affiliated issuers, at value (cost $45,051,524)	45,004,658
Segregated cash with broker	69,000
Unrealized appreciation on OTC swap agreements	4,743,001
Prepaid expenses	2,602
Receivables:
Dividends	58,916
Swap settlement	21,079
Fund shares sold	5,548
Interest	16
Total assets	63,156,414

Liabilities:
Segregated cash due to broker	5,020,000
Payable for:
Securities purchased	58,562
Management fees	15,699
Distribution and service fees	12,142
Fund shares redeemed	10,268
Trustees’ fees*	9,758
Fund accounting/administration fees	4,882
Variation margin on futures contracts	4,650
Transfer agent/maintenance fees	2,036
Miscellaneous	41,481
Total liabilities	5,179,478
Commitments and contingent liabilities (Note 12)	—
Net assets	$57,976,936

Net assets consist of:
Paid in capital	$40,205,946
Total distributable earnings (loss)	17,770,990
Net assets	$57,976,936
Capital shares outstanding	2,198,120
Net asset value per share	$26.38

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$84,271
Dividends from securities of affiliated issuers	566,028
Interest	213
Total investment income	650,512

Expenses:
Management fees	345,894
Distribution and service fees	133,036
Transfer agent/maintenance fees	25,049
Fund accounting/administration fees	42,851
Professional fees	37,681
Trustees’ fees*	23,852
Custodian fees	13,829
Interest expense	4,952
Line of credit fees	2,328
Miscellaneous	6,527
Total expenses	635,999
Less:
Expenses reimbursed by Adviser	(212)
Expenses waived by Adviser	(167,030)
Total waived expenses	(167,242)
Net expenses	468,757
Net investment income	181,755

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,579,713
Investments in affiliated issuers	72,369
Swap agreements	9,966,431
Futures contracts	305,195
Net realized gain	11,923,708
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	910,072
Investments in affiliated issuers	(247,204)
Swap agreements	344,865
Futures contracts	16,943
Net change in unrealized appreciation (depreciation)	1,024,676
Net realized and unrealized gain	12,948,384
Net increase in net assets resulting from operations	$13,130,139

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 153

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$181,755	$310,704
Net realized gain on investments	11,923,708	12,023,032
Net change in unrealized appreciation (depreciation) on investments	1,024,676	1,790,062
Net increase in net assets resulting from operations	13,130,139	14,123,798

Distributions to shareholders	(11,035,296)	(2,463,223)

Capital share transactions:
Proceeds from sale of shares	3,689,459	5,759,960
Distributions reinvested	11,035,296	2,463,223
Cost of shares redeemed	(8,320,164)	(10,593,308)
Net increase (decrease) from capital share transactions	6,404,591	(2,370,125)
Net increase in net assets	8,499,434	9,290,450

Net assets:
Beginning of year	49,477,502	40,187,052
End of year	$57,976,936	$49,477,502

Capital share activity:
Shares sold	141,529	280,129
Shares issued from reinvestment of distributions	457,516	116,354
Shares redeemed	(319,534)	(504,964)
Net increase (decrease) in shares	279,511	(108,481)

154 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$25.79	$19.82	$16.47	$20.30	$15.75
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	.16	.28	.34	.25
Net gain (loss) on investments (realized and unrealized)	6.51	7.07	5.13	(.63)	4.48
Total from investment operations	6.60	7.23	5.41	(.29)	4.73
Less distributions from:
Net investment income	(.17)	(.28)	(.38)	(.34)	(.18)
Net realized gains	(5.84)	(.98)	(1.68)	(3.20)	—
Total distributions	(6.01)	(1.26)	(2.06)	(3.54)	(.18)
Net asset value, end of period	$26.38	$25.79	$19.82	$16.47	$20.30

Total Return[b]	27.77%	37.87%	33.92%	(3.68%)	30.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$57,977	$49,478	$40,187	$31,737	$48,173
Ratios to average net assets:
Net investment income (loss)	0.34%	0.73%	1.51%	1.70%	1.36%
Total expenses[c]	1.20%	1.29%	1.44%	1.38%	1.20%
Net expenses[d,e,f]	0.88%	0.88%	0.97%	1.02%	0.97%
Portfolio turnover rate	40%	66%	47%	59%	43%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
—	—	—	0.00%*	—

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
0.87%	0.88%	0.90%	0.93%	0.97%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 155

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2021

Dear Shareholder:

Guggenheim Series Z (Alpha Opportunity Series) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Samir Sanghani, CFA, Managing Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the paragraphs below, the team discusses the performance of the Fund for the fiscal year period ended December 31, 2021.

For the year ended December 31, 2021, Series Z (Alpha Opportunity Series) returned 13.81%, compared with the 0.05% return of its benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index.

Investment Approach

The Fund is managed as an opportunistic long/short strategy, looking to invest in areas of the market where stock prices look priced at a discount vis-à-vis their company fundamentals and risks, while shorting areas of the market that look overpriced or are not compensating for risks appropriately. The strategy philosophy is founded in part on the academic view that markets are primarily efficient—investors require higher compensation for characteristics that increase the riskiness of future cash flows (such as being very small, or having lots of economic sensitivity in the business). Academics have noted that companies exhibiting certain risk factors have on average outperformed safer firms as the ‘risk premium’ leads to better performance. However, unlike most academic research in this field, the Fund’s strategy does not assume historic risk premia are constant. Investors’ perceptions of what is risky can change dramatically over time. Investors can harbor new fears about avoiding the companies that were vulnerable in the most recent economic crisis, or alternatively become over-excited about some new hot technology and completely forget about the risks involved.

The Fund’s strategy is to compute what forward-looking compensation level is embedded across a large universe of U.S. stocks—and ascertain what broad risk factors are being overvalued or undervalued. The Fund’s portfolio is adaptive to changing market dynamics and aims to buy a highly diversified set of names with undervalued risk factors, and short a highly diversified set of stocks with overvalued characteristics.

The Fund will ordinarily hold simultaneous long and short positions in equity securities or securities markets that provide exposure up to a level equal to 150% of the Fund’s net assets for both the long and short positions. The Fund intends to maintain a low overall net exposure (the difference between the notional value of long positions and the notional value of short positions), typically varying between 50% net long and 30% net short, in order to maintain low correlation to traditional equity markets and lower-than-market volatility, and seek to provide consistent absolute return. The overall net exposure will change as market opportunities change, and may, based on the Fund’s view of current market conditions, be outside this range.

Derivatives in the Fund are used to take short positions as well as long exposure above 100% of NAV (that is, to take leverage). The performance discussion below referencing short position performance would be entirely due to custom basket swap derivatives, and performance of long positions would be partially due to custom basket swap derivatives.

Performance Review and Positioning

At the high level, the year 2021 played out as an economic recovery year. The broad market (S&P 500 Index) gained 28.71%. Small caps lagged that return by over 10%, and in particular Small Cap Growth benchmarks ended with barely positive returns while Small Cap Value benchmarks kept pace.

The pandemic-related shutdowns from 2020 began to clear at the same time that several rounds of government stimulus were injected into the economy. The predictable effect was a strong rebound in consumption. Any hard consumer goods—whether cars, homes, clothes, computers—were in strong demand. But companies supplying the goods were still struggling with restrictive in-person health policies, low inventories, and shortages across their supply chains.

The result was inflation—the highest in 30 years, if using official government metrics. Some firms benefited from the supply-demand imbalance through strong pricing power and higher margins. Other firms raised prices just to keep in line with surging input costs. Interest rates started the year rallying off their generational lows as the lingering inflation proved to be less than transitory. By year-end, the Fed itself finally acknowledged that inflation was a bit out of control—and vowed to cut quantitative easing and raise rates. The market got the message and priced in significant rises in the Fed funds for next year.

156 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2021

The rate move led to strong ‘under-the-surface’ rotations within the stock market. For the first time in years, high growth but currently less profitable names began to underperform as the discount rates on far distant cash flows began to rise. Cyclical companies in industries with fixed costs and marginal pricing power were huge beneficiaries. Financials also benefitted as the rate rise is expected to finally reverse a slow and steady decline in their net interest margins. The largest impact was a strong return for the ‘Value Factor’—our measure of the gap in returns between cheap vs. expensive stocks within each industry. That return for 2021 was positive after an unusually long four years of negative returns, and the largest in ten years.

The other major under-the-surface factor driving market rotation is the pandemic reopening play. Some of the most impacted industries and companies (travel, offices, energy etc.) heaved and jerked through the year as both the Delta and Omicron variants came and went, wreaking havoc on those business plans. On the flip side, many stay-at-home beneficiaries that saw a surge of business in 2020 saw their year-over-year growth trajectories inflect lower (some examples being Zoom, Peloton, Netflix, although there are countless other beneficiaries big and small). While the Covid-driven health cycles have been difficult to predict, investors have started to somewhat look past the smaller outbreaks and began to price in a longer-term recovery.

Outside of the economically explainable impacts of inflation and Covid shutdowns, 2021 also saw a shift in the more inexplicable market sentiment surrounding the most speculative corners of the market. A few groups that seemed to shine with individual investors early in the year included high growth but wildly unprofitable companies, ‘meme stocks’ that were popular on chat groups despite not great businesses, and special purpose acquisition companies (SPACS) that didn’t even have a business but promised to buy one. Those were darlings of the day traders and hedge funds in early 2021, but endured a sharp retrenchment by year-end.

At period end, the Fund held about 147% of assets in long securities, and 80% short, for a net-dollar exposure of 67%. The net exposure averaged 50% during the year. The current higher dollar exposure is the result of a focus on low beta and low volatility stocks in the long side, offset by higher risk names on the short side. The realized net beta (sensitivity of daily Fund returns to the S&P 500 index) averaged around 0.24 during the year. The realized market beta is significantly lower than the net dollar exposure due the aforementioned risk imbalance across sides.

Fund long positions (on a standalone unlevered basis) averaged a return of 28.3% for the year compared to 22.2% for short positions. With long names returning more than shorts, the Fund earned good alpha from its investment approach as well as gains from the net long bias.

Digging deeper into the attribution for the year, the Fund’s net market bias added about +4.5% of attributable return. Fundamental style tilts added +20.1% attributable return, mostly as a result of the strong Value tilt and bias towards higher profitability. Industry positioning had a drag of about -4.0%, with the largest negative contributors being the net shorts in Energy and Real Estate—both of which had strong recoveries. Stock selection–after controlling for the style and sector tilts described above—resulted in about -2.9% of return offset.

The Fund maintains its style bias towards less expensive valuation names within each sector. Despite the big recovery in the Value factor in 2021, our forward-looking measure shows still wide risk premia gaps between expensive and cheaper cohorts. The Fund also maintains its higher quality bias and an increasing bias towards lower volatility names which look much more attractive on a fundamental basis than some of the most volatile cohorts in each industry.

From an industry perspective, the Fund remains net long the IT, Financials, Healthcare, and Consumer Discretionary. After being net short the Financials sector for a few years, the investment process has flipped towards a pro-Financial stance as the valuations in the sector are still attractive and fundamentals have gained positive momentum. The largest net short exposures currently are Real Estate and Transportation names.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 157

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2021

SERIES Z (ALPHA OPPORTUNITY SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 7, 2003

Ten Largest Holdings (% of Total Net Assets)
Viavi Solutions, Inc.	1.1%
Knowles Corp.	1.1%
LKQ Corp.	1.1%
Cisco Systems, Inc.	1.1%
Preferred Bank/Los Angeles CA	1.0%
Chesapeake Utilities Corp.	1.0%
AutoZone, Inc.	1.0%
National Fuel Gas Co.	1.0%
Gentex Corp.	1.0%
CSG Systems International, Inc.	1.0%
Top Ten Total	10.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

158 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2021

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2021

	1 Year	5 Year	10 Year
Series Z (Alpha Opportunity Series)	13.81%	1.09%	6.05%
Morningstar Long/Short Equity Category Average	12.75%	5.88%	5.37%
ICE BofA 3-Month U.S. Treasury Bill Index	0.05%	1.14%	0.63%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA 3-Month U.S. Treasury Bill Index and Morningstar Long/Short Equity Category Average are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 159

SCHEDULE OF INVESTMENTS	December 31, 2021
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value
COMMON STOCKS† - 97.5%

Financial - 20.2%
Preferred Bank/Los Angeles CA	647	$46,448
Raymond James Financial, Inc.[1]	453	45,431
Citigroup, Inc.	732	44,205
Safety Insurance Group, Inc.	517	43,961
Stewart Information Services Corp.	551	43,931
Enstar Group Ltd.*,1	175	43,328
Arch Capital Group Ltd.*	940	41,783
Mercury General Corp.[1]	775	41,122
Old Republic International Corp.[1]	1,666	40,950
National Bank Holdings Corp. — Class A	820	36,031
Evercore, Inc. — Class A1	253	34,370
AMERISAFE, Inc.	609	32,782
Piper Sandler Cos.[1]	172	30,704
United Bankshares, Inc.	828	30,040
MGIC Investment Corp.	2,009	28,970
Radian Group, Inc.	1,339	28,293
HomeStreet, Inc.	507	26,364
BankUnited, Inc.	590	24,963
Interactive Brokers Group, Inc. — Class A	313	24,858
Everest Re Group Ltd.	88	24,105
First American Financial Corp.	303	23,704
Hilltop Holdings, Inc.	583	20,487
Meta Financial Group, Inc.	341	20,344
Essent Group Ltd.	434	19,760
OneMain Holdings, Inc.	329	16,463
Western Union Co.	884	15,771
Janus Henderson Group plc	368	15,434
Markel Corp.*	11	13,574
Fulton Financial Corp.	763	12,971
Synchrony Financial	265	12,293
Affiliated Managers Group, Inc.	65	10,693
Ameris Bancorp[1]	183	9,091
Douglas Elliman, Inc.*	503	5,785
Total Financial		909,009

Industrial - 18.7%
Knowles Corp.*	2,031	47,424
Garmin Ltd.	333	45,345
Mueller Industries, Inc.[1]	720	42,739
Toro Co.[1]	421	42,062
Snap-on, Inc.[1]	182	39,199
3M Co.[1]	217	38,546
Sanmina Corp.*,1	847	35,117
Keysight Technologies, Inc.*,1	170	35,107
Encore Wire Corp.[1]	238	34,058
Vishay Intertechnology, Inc.[1]	1,412	30,880
Packaging Corporation of America	210	28,592
Sturm Ruger & Company, Inc.	419	28,500
Hillenbrand, Inc.[1]	543	28,231
Huntington Ingalls Industries, Inc.	150	28,011
Vontier Corp.	895	27,503
TTM Technologies, Inc.*	1,800	26,820
Donaldson Company, Inc.	420	24,889
MDU Resources Group, Inc.[1]	793	24,456
Oshkosh Corp.	214	24,120
OSI Systems, Inc.*	250	23,300
Crane Co.	212	21,567
Boise Cascade Co.	280	19,936
Owens Corning[1]	217	19,638
Eagle Materials, Inc.	112	18,644
Louisiana-Pacific Corp.	223	17,472
Worthington Industries, Inc.[1]	305	16,671
Textron, Inc.	197	15,208
Albany International Corp. — Class A	147	13,002
Dorian LPG Ltd.	918	11,649
Insteel Industries, Inc.	263	10,470
Atkore, Inc.*	94	10,452
Simpson Manufacturing Company, Inc.	68	9,457
Total Industrial		839,065

Consumer, Non-cyclical - 17.3%
Amgen, Inc.[1]	201	45,219
Gilead Sciences, Inc.[1]	619	44,945
Bristol-Myers Squibb Co.[1]	720	44,892
Johnson & Johnson[1]	258	44,136
John B Sanfilippo & Son, Inc.[1]	483	43,547
Quest Diagnostics, Inc.[1]	218	37,716
Innoviva, Inc.*,1	2,056	35,466
Hologic, Inc.*,1	412	31,543
AbbVie, Inc.[1]	227	30,736
Regeneron Pharmaceuticals, Inc.*,1	46	29,050
USANA Health Sciences, Inc.*	276	27,931
Perdoceo Education Corp.*	2,323	27,318
Eagle Pharmaceuticals, Inc.*	472	24,034
Bio-Rad Laboratories, Inc. — Class A*	31	23,423
EVERTEC, Inc.	457	22,841
Prestige Consumer Healthcare, Inc.*,1	375	22,744
Incyte Corp.*,1	286	20,992
Amphastar Pharmaceuticals, Inc.*	869	20,239
Vanda Pharmaceuticals, Inc.*	1,244	19,518
United Therapeutics Corp.*,1	88	19,015
Merck & Company, Inc.[1]	229	17,551
Waters Corp.*	46	17,140
Vertex Pharmaceuticals, Inc.*,1	78	17,129
Laboratory Corporation of America Holdings*	49	15,397
Molson Coors Beverage Co. — Class B	331	15,342
Royalty Pharma plc — Class A	381	15,183
Pfizer, Inc.	244	14,408
Vector Group Ltd.	1,006	11,549
PerkinElmer, Inc.	52	10,455
Halozyme Therapeutics, Inc.*	251	10,093
Exelixis, Inc.*	507	9,268
Coherus Biosciences, Inc.*	569	9,081
Total Consumer, Non-cyclical		777,901

Consumer, Cyclical - 15.3%
LKQ Corp.	789	47,364
AutoZone, Inc.*,1	22	46,121
Gentex Corp.[1]	1,314	45,793
O’Reilly Automotive, Inc.*,1	64	45,199

160 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value
Cummins, Inc.[1]	175	$38,175
NVR, Inc.*	6	35,453
Whirlpool Corp.[1]	127	29,802
Allison Transmission Holdings, Inc.[1]	765	27,808
Acushnet Holdings Corp.	470	24,948
Brunswick Corp.[1]	236	23,772
Dolby Laboratories, Inc. — Class A1	232	22,091
Buckle, Inc.	515	21,790
Ethan Allen Interiors, Inc.	822	21,610
Zumiez, Inc.*	385	18,476
Lennar Corp. — Class A	152	17,656
AutoNation, Inc.*,1	151	17,644
Dick’s Sporting Goods, Inc.[1]	146	16,788
Methode Electronics, Inc.	310	15,243
Autoliv, Inc.	147	15,201
Polaris, Inc.[1]	138	15,167
Tri Pointe Homes, Inc.*	533	14,866
Gentherm, Inc.*,1	168	14,599
Tapestry, Inc.	355	14,413
PulteGroup, Inc.	236	13,490
Foot Locker, Inc.	277	12,085
MarineMax, Inc.*	193	11,395
Oxford Industries, Inc.	111	11,269
Hibbett, Inc.	148	10,646
Jack in the Box, Inc.[1]	121	10,585
Kontoor Brands, Inc.	190	9,737
Shoe Carnival, Inc.	238	9,301
Haverty Furniture Companies, Inc.	278	8,498
Total Consumer, Cyclical		686,985

Utilities - 9.7%
Chesapeake Utilities Corp.[1]	318	46,368
National Fuel Gas Co.[1]	718	45,909
UGI Corp.[1]	995	45,680
PPL Corp.	1,518	45,631
IDACORP, Inc.[1]	401	45,437
Portland General Electric Co.	851	45,035
WEC Energy Group, Inc.[1]	455	44,167
MGE Energy, Inc.[1]	533	43,839
Southern Co.[1]	542	37,170
American States Water Co.[1]	297	30,722
CMS Energy Corp.	136	8,847
Total Utilities		438,805

Communications - 6.2%
Viavi Solutions, Inc.*,1	2,701	47,592
Cisco Systems, Inc.[1]	742	47,021
Omnicom Group, Inc.[1]	544	39,859
Verizon Communications, Inc.[1]	678	35,229
Juniper Networks, Inc.[1]	535	19,105
InterDigital, Inc.[1]	256	18,337
Cogent Communications Holdings, Inc.	206	15,075
Telephone & Data Systems, Inc.[1]	736	14,830
Shenandoah Telecommunications Co.	560	14,280
Yelp, Inc. — Class A*	260	9,422
F5, Inc.*	38	9,299
T-Mobile US, Inc.*,1	78	9,046
Total Communications		279,095

Technology - 5.9%
CSG Systems International, Inc.[1]	793	45,693
Rambus, Inc.*,1	1,000	29,390
International Business Machines Corp.	208	27,801
NetApp, Inc.[1]	261	24,009
Cirrus Logic, Inc.*,1	176	16,196
Xperi Holding Corp.	852	16,111
Progress Software Corp.	333	16,074
Intel Corp.	296	15,244
Microsoft Corp.	44	14,798
Texas Instruments, Inc.[1]	68	12,816
ExlService Holdings, Inc.*	88	12,740
HP, Inc.[1]	335	12,620
Lumentum Holdings, Inc.*	103	10,894
CommVault Systems, Inc.*	137	9,442
Total Technology		263,828

Basic Materials - 3.6%
Westlake Chemical Corp.	339	32,927
Celanese Corp. — Class A	170	28,570
LyondellBasell Industries N.V. — Class A	278	25,640
Dow, Inc.	321	18,207
Nucor Corp.	153	17,465
Steel Dynamics, Inc.	254	15,766
Newmont Corp.	185	11,474
AdvanSix, Inc.	233	11,009
Total Basic Materials		161,058

Energy - 0.6%
Equitrans Midstream Corp.	900	9,306
Antero Midstream Corp.	946	9,157
Kinder Morgan, Inc.	564	8,945
Total Energy		27,408

Total Common Stocks
(Cost $4,093,277)		4,383,154

MONEY MARKET FUND† - 2.6%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 0.01%[2]	114,817	114,817
Total Money Market Fund
(Cost $114,817)		114,817

Total Investments - 100.1%
(Cost $4,208,094)		$4,497,971
Other Assets & Liabilities, net - (0.1)%		(2,789)
Total Net Assets - 100.0%		$4,495,182

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 161

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES Z (ALPHA OPPORTUNITY SERIES)

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Goldman Sachs International	GS Equity Custom Basket	Pay	0.53% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	$1,064,594	$60,139
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Pay	0.48% (Federal Funds Rate + 0.40%)	At Maturity	02/01/24	1,064,593	59,940
						$2,129,187	$120,079
OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Pay	(0.22)% (Federal Funds Rate - 0.30%)	At Maturity	02/01/24	$1,790,041	$(31,967)
Goldman Sachs International	GS Equity Custom Basket	Pay	(0.12)% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	1,790,041	(32,696)
						$3,580,082	$(64,663)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation
MS EQUITY LONG CUSTOM BASKET
Consumer, Non-cyclical
Innoviva, Inc.	506	0.85%	$1,567
Quest Diagnostics, Inc.	53	0.89%	1,566
United Therapeutics Corp.	21	0.43%	943
AbbVie, Inc.	55	0.70%	915
Prestige Consumer Healthcare, Inc.	92	0.52%	842
Eagle Pharmaceuticals, Inc.	116	0.55%	829
Molson Coors Beverage Co. — Class B	81	0.35%	824
Regeneron Pharmaceuticals, Inc.	11	0.65%	671
Amphastar Pharmaceuticals, Inc.	214	0.47%	659
PerkinElmer, Inc.	12	0.23%	656
Gilead Sciences, Inc.	152	1.04%	625
Vertex Pharmaceuticals, Inc.	19	0.39%	557
Johnson & Johnson	63	1.01%	537
Hologic, Inc.	101	0.73%	495
Perdoceo Education Corp.	572	0.63%	453
EVERTEC, Inc.	112	0.53%	421
John B Sanfilippo & Son, Inc.	118	1.00%	392
Coherus Biosciences, Inc.	140	0.21%	303
Waters Corp.	11	0.39%	241
Merck & Company, Inc.	56	0.40%	224
Vector Group Ltd.	67	0.07%	180
USANA Health Sciences, Inc.	68	0.65%	152
Halozyme Therapeutics, Inc.	61	0.23%	135
Laboratory Corporation of America Holdings	12	0.35%	132

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Bio-Rad Laboratories, Inc. — Class A	7	0.50%	$131
Royalty Pharma plc — Class A	94	0.35%	110
Pfizer, Inc.	60	0.33%	(51)
Incyte Corp.	70	0.48%	(137)
Exelixis, Inc.	125	0.21%	(153)
Bristol-Myers Squibb Co.	177	1.04%	(364)
Amgen, Inc.	49	1.04%	(386)
Vanda Pharmaceuticals, Inc.	306	0.45%	(419)
Total Consumer, Non-cyclical			13,050

Basic Materials
Westlake Chemical Corp.	83	0.76%	385
Celanese Corp. — Class A	42	0.66%	314
LyondellBasell Industries N.V. — Class A	68	0.59%	233
AdvanSix, Inc.	57	0.25%	213
Dow, Inc.	79	0.42%	170
Newmont Corp.	45	0.26%	94
Nucor Corp.	37	0.40%	(26)
Steel Dynamics, Inc.	62	0.36%	(26)
Total Basic Materials			1,357

Consumer, Cyclical
AutoZone, Inc.	5	0.98%	3,094
AutoNation, Inc.	37	0.41%	932
O’Reilly Automotive, Inc.	15	1.00%	859
NVR, Inc.	1	0.56%	775
LKQ Corp.	194	1.09%	754
Tri Pointe Homes, Inc.	131	0.34%	688
Zumiez, Inc.	94	0.42%	638
Gentex Corp.	323	1.06%	565
Gentherm, Inc.	41	0.33%	535

162 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Methode Electronics, Inc.	76	0.35%	$500
Autoliv, Inc.	36	0.35%	490
Dick’s Sporting Goods, Inc.	36	0.39%	476
MarineMax, Inc.	47	0.26%	457
Ethan Allen Interiors, Inc.	202	0.50%	429
Lennar Corp. — Class A	37	0.40%	369
Acushnet Holdings Corp.	115	0.57%	312
Buckle, Inc.	126	0.50%	292
Whirlpool Corp.	31	0.68%	240
Brunswick Corp.	58	0.55%	238
PulteGroup, Inc.	58	0.31%	229
Kontoor Brands, Inc.	46	0.22%	147
Oxford Industries, Inc.	27	0.26%	130
Shoe Carnival, Inc.	58	0.21%	89
Tapestry, Inc.	87	0.33%	(73)
Dolby Laboratories, Inc. — Class A	57	0.51%	(79)
Haverty Furniture Companies, Inc.	68	0.20%	(232)
Polaris, Inc.	34	0.35%	(306)
Allison Transmission Holdings, Inc.	188	0.64%	(340)
Foot Locker, Inc.	68	0.28%	(551)
Jack in the Box, Inc.	26	0.21%	(554)
Cummins, Inc.	43	0.88%	(707)
Hibbett, Inc.	36	0.24%	(766)
Total Consumer, Cyclical			9,630

Financial
Stewart Information Services Corp.	135	1.01%	2,351
Piper Sandler Cos.	42	0.70%	1,333
Raymond James Financial, Inc.	111	1.05%	1,141
Interactive Brokers Group, Inc. — Class A	77	0.57%	1,133
Arch Capital Group Ltd.	231	0.96%	809
Safety Insurance Group, Inc.	127	1.01%	723
Preferred Bank/Los Angeles CA	159	1.07%	654
Enstar Group Ltd.	43	1.00%	617
First American Financial Corp.	74	0.54%	595
HomeStreet, Inc.	124	0.61%	328
United Bankshares, Inc.	204	0.70%	308
Janus Henderson Group plc	90	0.35%	243
Synchrony Financial	65	0.28%	196
Douglas Elliman, Inc.	34	0.04%	190
Citigroup, Inc.	180	1.02%	189
National Bank Holdings Corp. — Class A	202	0.83%	157
Fulton Financial Corp.	188	0.30%	130
Everest Re Group Ltd.	21	0.54%	101
Markel Corp.	2	0.23%	59
Affiliated Managers Group, Inc.	16	0.25%	56
Western Union Co.	217	0.36%	(10)
BankUnited, Inc.	145	0.58%	(20)
Essent Group Ltd.	106	0.45%	(60)
Ameris Bancorp	45	0.21%	(100)
MGIC Investment Corp.	494	0.67%	(127)
Evercore, Inc. — Class A	62	0.79%	(149)
Old Republic International Corp.	410	0.95%	(343)
Meta Financial Group, Inc.	84	0.47%	(365)
Hilltop Holdings, Inc.	143	0.47%	(395)
Radian Group, Inc.	329	0.65%	(413)
AMERISAFE, Inc.	150	0.76%	(506)
OneMain Holdings, Inc.	81	0.38%	(567)
Mercury General Corp.	191	0.95%	(1,079)
Total Financial			7,179

Energy
Equitrans Midstream Corp.	221	0.21%	303
Kinder Morgan, Inc.	139	0.21%	21
Antero Midstream Corp.	233	0.21%	(171)
Total Energy			153

Communications
Cisco Systems, Inc.	182	1.08%	2,103
Juniper Networks, Inc.	131	0.44%	1,357
Viavi Solutions, Inc.	665	1.10%	599
F5, Inc.	9	0.21%	434
InterDigital, Inc.	63	0.42%	48
Shenandoah Telecommunications Co.	138	0.33%	(90)
Yelp, Inc. — Class A	64	0.22%	(94)
Cogent Communications Holdings, Inc.	50	0.34%	(115)
T-Mobile US, Inc.	19	0.21%	(148)
Verizon Communications, Inc.	167	0.82%	(293)
Telephone & Data Systems, Inc.	181	0.34%	(411)
Omnicom Group, Inc.	134	0.92%	(517)
Total Communications			2,873

Industrial
Mueller Industries, Inc.	177	0.99%	2,395
Encore Wire Corp.	58	0.78%	2,311
Knowles Corp.	500	1.10%	1,872
Keysight Technologies, Inc.	41	0.80%	1,569
Hillenbrand, Inc.	133	0.65%	797
Boise Cascade Co.	69	0.46%	776
Louisiana-Pacific Corp.	55	0.40%	771
Atkore, Inc.	23	0.24%	517
Eagle Materials, Inc.	27	0.42%	449

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 163

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Sanmina Corp.	208	0.81%	$400
Albany International Corp. — Class A	36	0.30%	370
Crane Co.	52	0.50%	351
TTM Technologies, Inc.	443	0.62%	320
Simpson Manufacturing Company, Inc.	16	0.21%	299
Oshkosh Corp.	52	0.55%	178
Packaging Corporation of America	51	0.65%	170
Textron, Inc.	48	0.35%	140
Insteel Industries, Inc.	64	0.24%	41
Owens Corning	53	0.45%	7
Dorian LPG Ltd.	226	0.27%	2
Worthington Industries, Inc.	75	0.39%	(38)
Garmin Ltd.	82	1.05%	(67)
Donaldson Company, Inc.	103	0.57%	(210)
OSI Systems, Inc.	61	0.53%	(234)
MDU Resources Group, Inc.	195	0.56%	(267)
Vishay Intertechnology, Inc.	347	0.71%	(304)
3M Co.	53	0.88%	(337)
Snap-on, Inc.	44	0.89%	(392)
Toro Co.	103	0.97%	(420)
Huntington Ingalls Industries, Inc.	37	0.65%	(561)
Vontier Corp.	220	0.64%	(576)
Sturm Ruger & Company, Inc.	103	0.66%	(720)
Total Industrial			9,609

Technology
CSG Systems International, Inc.	195	1.06%	2,223
Rambus, Inc.	246	0.68%	1,671
ExlService Holdings, Inc.	21	0.29%	779
NetApp, Inc.	64	0.55%	710
HP, Inc.	82	0.29%	635
Lumentum Holdings, Inc.	25	0.25%	556
Cirrus Logic, Inc.	43	0.37%	524
International Business Machines Corp.	51	0.64%	279
Progress Software Corp.	82	0.37%	128
Intel Corp.	72	0.35%	54
Microsoft Corp.	10	0.32%	41
Texas Instruments, Inc.	16	0.28%	15
CommVault Systems, Inc.	33	0.21%	(361)
Xperi Holding Corp.	209	0.37%	(372)
Total Technology			6,882

Utilities
National Fuel Gas Co.	177	1.06%	1,861
Chesapeake Utilities Corp.	78	1.07%	1,810
American States Water Co.	73	0.71%	1,467
IDACORP, Inc.	98	1.04%	1,284
Southern Co.	133	0.86%	719
MGE Energy, Inc.	131	1.01%	706
Portland General Electric Co.	209	1.04%	586
UGI Corp.	245	1.06%	363
WEC Energy Group, Inc.	112	1.02%	266
PPL Corp.	373	1.05%	145
CMS Energy Corp.	33	0.20%	—
Total Utilities			9,207
Total MS Equity Long Custom Basket			$59,940

MS EQUITY SHORT CUSTOM BASKET
Technology
Coupa Software, Inc.	55	(0.46)%	$5,854
Twilio, Inc. — Class A	34	(0.50)%	2,871
Clarivate plc	350	(0.46)%	1,191
Avalara, Inc.	34	(0.25)%	1,104
Zscaler, Inc.	16	(0.29)%	388
Allscripts Healthcare Solutions, Inc.	525	(0.54)%	104
Smartsheet, Inc. — Class A	63	(0.27)%	(104)
Leidos Holdings, Inc.	104	(0.52)%	(129)
Snowflake, Inc. — Class A	30	(0.57)%	(971)
Ceridian HCM Holding, Inc.	110	(0.64)%	(1,497)
KBR, Inc.	638	(1.70)%	(4,024)
Total Technology			4,787

Industrial
Stericycle, Inc.	388	(1.29)%	5,468
Boeing Co.	138	(1.55)%	2,170
US Ecology, Inc.	509	(0.91)%	2,162
Jacobs Engineering Group, Inc.	242	(1.88)%	88
TransDigm Group, Inc.	16	(0.57)%	(16)
Howmet Aerospace, Inc.	527	(0.94)%	(1,011)
Waste Management, Inc.	129	(1.20)%	(3,807)
Republic Services, Inc. — Class A	178	(1.39)%	(5,360)
Tetra Tech, Inc.	114	(1.08)%	(7,055)
Casella Waste Systems, Inc. — Class A	307	(1.46)%	(8,723)
Total Industrial			(16,084)

Utilities
ONE Gas, Inc.	445	(1.93)%	(878)
Atmos Energy Corp.	333	(1.95)%	(1,305)
CenterPoint Energy, Inc.	1,055	(1.64)%	(1,749)
Edison International	492	(1.88)%	(5,053)
Total Utilities			(8,985)

Financial
Americold Realty Trust	493	(0.90)%	2,537

164 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Park Hotels & Resorts, Inc.	1,518	(1.60)%	$185
Welltower, Inc.	293	(1.40)%	140
RLJ Lodging Trust	1,874	(1.46)%	138
Lincoln National Corp.	262	(1.00)%	122
DiamondRock Hospitality Co.	1,662	(0.89)%	(21)
Sunstone Hotel Investors, Inc.	1,931	(1.27)%	(282)
Wells Fargo & Co.	475	(1.27)%	(495)
Safehold, Inc.	342	(1.53)%	(516)
Sun Communities, Inc.	64	(0.75)%	(518)
Xenia Hotels & Resorts, Inc.	876	(0.89)%	(825)
Pebblebrook Hotel Trust	1,066	(1.33)%	(1,053)
Northern Trust Corp.	120	(0.80)%	(1,084)
Signature Bank	54	(0.98)%	(1,360)
Bank of New York Mellon Corp.	358	(1.16)%	(1,375)
Equitable Holdings, Inc.	740	(1.36)%	(1,487)
Western Alliance Bancorporation	249	(1.50)%	(1,503)
Host Hotels & Resorts, Inc.	1,728	(1.68)%	(1,536)
Ryman Hospitality Properties, Inc.	284	(1.46)%	(1,646)
Kennedy-Wilson Holdings, Inc.	1,356	(1.81)%	(1,735)
Outfront Media, Inc.	802	(1.20)%	(1,969)
Apartment Income REIT Corp.	589	(1.80)%	(2,123)
Equinix, Inc.	30	(1.42)%	(2,210)
State Street Corp.	332	(1.72)%	(2,394)
Comerica, Inc.	384	(1.87)%	(2,697)
Howard Hughes Corp.	247	(1.40)%	(4,307)
Total Financial			(28,014)

Consumer, Cyclical
Freshpet, Inc.	91	(0.48)%	6,171
United Airlines Holdings, Inc.	723	(1.77)%	5,061
Delta Air Lines, Inc.	809	(1.77)%	2,876
Frontier Group Holdings, Inc.	649	(0.49)%	2,067
Spirit Airlines, Inc.	574	(0.70)%	1,991
Tesla, Inc.	9	(0.53)%	1,089
American Airlines Group, Inc.	1,655	(1.66)%	65
Royal Caribbean Cruises Ltd.	185	(0.79)%	(184)
Wynn Resorts Ltd.	82	(0.39)%	(279)
Las Vegas Sands Corp.	194	(0.41)%	(474)
IAA, Inc.	332	(0.94)%	(653)
Carnival Corp.	735	(0.83)%	(1,339)
Madison Square Garden Sports Corp. — Class A	162	(1.57)%	(1,631)
Copart, Inc.	113	(0.96)%	(1,793)
Total Consumer, Cyclical			12,967

Consumer, Non-cyclical
Teladoc Health, Inc.	145	(0.74)%	4,141
Guardant Health, Inc.	137	(0.77)%	3,822
CoStar Group, Inc.	288	(1.27)%	2,233
Viad Corp.	308	(0.74)%	1,058
US Foods Holding Corp.	281	(0.55)%	301
ASGN, Inc.	120	(0.83)%	225
Brink’s Co.	105	(0.38)%	11
Verisk Analytics, Inc. — Class A	72	(0.92)%	(246)
Equifax, Inc.	49	(0.80)%	(559)
Rollins, Inc.	483	(0.92)%	(576)
TransUnion	108	(0.72)%	(601)
Dun & Bradstreet Holdings, Inc.	836	(0.96)%	(1,166)
Sysco Corp.	228	(1.00)%	(1,183)
Cintas Corp.	64	(1.58)%	(1,296)
Driven Brands Holdings, Inc.	805	(1.51)%	(3,971)
Total Consumer, Non-cyclical			2,193

Energy
Plug Power, Inc.	151	(0.24)%	1,458
Denbury, Inc.	126	(0.54)%	(34)
Range Resources Corp.	430	(0.43)%	(234)
Marathon Petroleum Corp.	206	(0.74)%	(255)
Hess Corp.	191	(0.79)%	(497)
Schlumberger N.V.	792	(1.33)%	(556)
NOV, Inc.	807	(0.61)%	(667)
Halliburton Co.	1,216	(1.55)%	(727)
Pioneer Natural Resources Co.	115	(1.17)%	(820)
Patterson-UTI Energy, Inc.	1,476	(0.70)%	(958)
Total Energy			(3,290)

Communications
Okta, Inc.	58	(0.73)%	2,564
Uber Technologies, Inc.	518	(1.21)%	1,874
Airbnb, Inc. — Class A	54	(0.50)%	1,267
Zillow Group, Inc. — Class C	136	(0.49)%	(262)
Opendoor Technologies, Inc.	577	(0.47)%	(382)
Lyft, Inc. — Class A	503	(1.20)%	(602)
Total Communications			4,459
Total MS Equity Short Custom Basket			$(31,967)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 165

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GS EQUITY LONG CUSTOM BASKET
Consumer, Non-cyclical
Quest Diagnostics, Inc.	53	0.89%	$1,566
Innoviva, Inc.	506	0.85%	1,566
United Therapeutics Corp.	21	0.43%	948
AbbVie, Inc.	55	0.70%	914
Prestige Consumer Healthcare, Inc.	92	0.52%	840
Molson Coors Beverage Co. — Class B	81	0.35%	821
Eagle Pharmaceuticals, Inc.	116	0.55%	801
Regeneron Pharmaceuticals, Inc.	11	0.65%	666
Amphastar Pharmaceuticals, Inc.	214	0.47%	657
PerkinElmer, Inc.	12	0.23%	657
Gilead Sciences, Inc.	152	1.04%	633
Johnson & Johnson	63	1.01%	560
Vertex Pharmaceuticals, Inc.	19	0.39%	549
Hologic, Inc.	101	0.73%	500
Perdoceo Education Corp.	572	0.63%	450
EVERTEC, Inc.	112	0.53%	415
John B Sanfilippo & Son, Inc.	118	1.00%	412
Coherus Biosciences, Inc.	140	0.21%	307
Waters Corp.	11	0.39%	245
Merck & Company, Inc.	56	0.40%	223
Vector Group Ltd.	67	0.07%	180
USANA Health Sciences, Inc.	68	0.65%	158
Laboratory Corporation of America Holdings	12	0.35%	145
Halozyme Therapeutics, Inc.	61	0.23%	136
Bio-Rad Laboratories, Inc. — Class A	7	0.50%	115
Royalty Pharma plc — Class A	94	0.35%	114
Pfizer, Inc.	60	0.33%	(48)
Exelixis, Inc.	125	0.21%	(151)
Incyte Corp.	70	0.48%	(157)
Bristol-Myers Squibb Co.	177	1.04%	(357)
Amgen, Inc.	49	1.04%	(386)
Vanda Pharmaceuticals, Inc.	306	0.45%	(426)
Total Consumer, Non-cyclical			13,053

Consumer, Cyclical
AutoZone, Inc.	5	0.98%	3,087
AutoNation, Inc.	37	0.41%	930
O’Reilly Automotive, Inc.	15	1.00%	865
NVR, Inc.	1	0.56%	719
LKQ Corp.	194	1.09%	715
Tri Pointe Homes, Inc.	131	0.34%	688
Zumiez, Inc.	94	0.42%	595
Gentex Corp.	323	1.06%	566
Gentherm, Inc.	41	0.33%	534
Methode Electronics, Inc.	76	0.35%	502
Autoliv, Inc.	36	0.35%	490
Dick’s Sporting Goods, Inc.	36	0.39%	474
MarineMax, Inc.	47	0.26%	456
Ethan Allen Interiors, Inc.	202	0.50%	424
Lennar Corp. — Class A	37	0.40%	359
Acushnet Holdings Corp.	115	0.57%	314
Buckle, Inc.	126	0.50%	284
Whirlpool Corp.	31	0.68%	244
Brunswick Corp.	58	0.55%	243
PulteGroup, Inc.	58	0.31%	225
Kontoor Brands, Inc.	46	0.22%	148
Oxford Industries, Inc.	27	0.26%	136
Shoe Carnival, Inc.	58	0.21%	96
Tapestry, Inc.	87	0.33%	(68)
Dolby Laboratories, Inc. — Class A	57	0.51%	(77)
Haverty Furniture Companies, Inc.	68	0.20%	(235)
Polaris, Inc.	34	0.35%	(299)
Allison Transmission Holdings, Inc.	188	0.64%	(366)
Jack in the Box, Inc.	26	0.21%	(540)
Foot Locker, Inc.	68	0.28%	(548)
Cummins, Inc.	43	0.88%	(708)
Hibbett, Inc.	36	0.24%	(776)
Total Consumer, Cyclical			9,477

Financial
Stewart Information Services Corp.	135	1.01%	2,349
Piper Sandler Cos.	42	0.70%	1,342
Raymond James Financial, Inc.	111	1.05%	1,131
Interactive Brokers Group, Inc. — Class A	77	0.57%	1,128
Arch Capital Group Ltd.	231	0.96%	801
Enstar Group Ltd.	43	1.00%	790
Safety Insurance Group, Inc.	127	1.01%	707
Preferred Bank/Los Angeles CA	159	1.07%	671
First American Financial Corp.	74	0.54%	589
HomeStreet, Inc.	124	0.61%	334
United Bankshares, Inc.	204	0.70%	297
Janus Henderson Group plc	90	0.35%	244
Citigroup, Inc.	180	1.02%	198

166 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Synchrony Financial	65	0.28%	$195
Douglas Elliman, Inc.	34	0.04%	190
National Bank Holdings Corp. — Class A	202	0.83%	179
Fulton Financial Corp.	188	0.30%	118
Everest Re Group Ltd.	21	0.54%	98
Markel Corp.	2	0.23%	56
Affiliated Managers Group, Inc.	16	0.25%	54
Western Union Co.	217	0.36%	(7)
BankUnited, Inc.	145	0.58%	(32)
Essent Group Ltd.	106	0.45%	(65)
Ameris Bancorp	45	0.21%	(88)
MGIC Investment Corp.	494	0.67%	(142)
Evercore, Inc. — Class A	62	0.79%	(159)
Old Republic International Corp.	410	0.95%	(343)
Meta Financial Group, Inc.	84	0.47%	(372)
Hilltop Holdings, Inc.	143	0.47%	(394)
Radian Group, Inc.	329	0.65%	(424)
AMERISAFE, Inc.	150	0.76%	(500)
OneMain Holdings, Inc.	81	0.38%	(564)
Mercury General Corp.	191	0.95%	(1,102)
Total Financial			7,279

Utilities
National Fuel Gas Co.	177	1.06%	1,847
Chesapeake Utilities Corp.	78	1.07%	1,812
American States Water Co.	73	0.71%	1,460
IDACORP, Inc.	98	1.04%	1,299
Southern Co.	133	0.86%	735
MGE Energy, Inc.	131	1.01%	706
Portland General Electric Co.	209	1.04%	598
UGI Corp.	245	1.06%	361
WEC Energy Group, Inc.	112	1.02%	281
PPL Corp.	373	1.05%	160
CMS Energy Corp.	33	0.20%	(4)
Total Utilities			9,255

Basic Materials
Westlake Chemical Corp.	83	0.76%	357
Celanese Corp. — Class A	42	0.66%	313
LyondellBasell Industries N.V. — Class A	68	0.59%	233
AdvanSix, Inc.	57	0.25%	211
Dow, Inc.	79	0.42%	173
Newmont Corp.	45	0.26%	95
Steel Dynamics, Inc.	62	0.36%	(17)
Nucor Corp.	37	0.40%	(29)
Total Basic Materials			1,336

Technology
CSG Systems International, Inc.	195	1.06%	2,219
Rambus, Inc.	246	0.68%	1,664
ExlService Holdings, Inc.	21	0.29%	778
NetApp, Inc.	64	0.55%	713
HP, Inc.	82	0.29%	633
Lumentum Holdings, Inc.	25	0.25%	556
Cirrus Logic, Inc.	43	0.37%	522
International Business Machines Corp.	51	0.64%	281
Progress Software Corp.	82	0.37%	131
Intel Corp.	72	0.35%	59
Microsoft Corp.	10	0.32%	39
Texas Instruments, Inc.	16	0.28%	16
CommVault Systems, Inc.	33	0.21%	(366)
Xperi Holding Corp.	209	0.37%	(391)
Total Technology			6,854

Communications
Cisco Systems, Inc.	182	1.08%	2,104
Juniper Networks, Inc.	131	0.44%	1,366
Viavi Solutions, Inc.	665	1.10%	606
F5, Inc.	9	0.21%	434
InterDigital, Inc.	63	0.42%	45
Yelp, Inc. — Class A	64	0.22%	(94)
Shenandoah Telecommunications Co.	138	0.33%	(102)
Cogent Communications Holdings, Inc.	50	0.34%	(115)
T-Mobile US, Inc.	19	0.21%	(145)
Verizon Communications, Inc.	167	0.82%	(283)
Telephone & Data Systems, Inc.	181	0.34%	(411)
Omnicom Group, Inc.	134	0.92%	(510)
Total Communications			2,895

Industrial
Encore Wire Corp.	58	0.78%	2,479
Mueller Industries, Inc.	177	0.99%	2,407
Knowles Corp.	500	1.10%	1,896
Keysight Technologies, Inc.	41	0.80%	1,566
Hillenbrand, Inc.	133	0.65%	817
Boise Cascade Co.	69	0.46%	772
Louisiana-Pacific Corp.	55	0.40%	768
Atkore, Inc.	23	0.24%	524
Eagle Materials, Inc.	27	0.42%	445
Sanmina Corp.	208	0.81%	413
Albany International Corp. — Class A	36	0.30%	373
Crane Co.	52	0.50%	355
TTM Technologies, Inc.	443	0.62%	306

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 167

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Simpson Manufacturing Company, Inc.	16	0.21%	$295
Oshkosh Corp.	52	0.55%	180
Packaging Corporation of America	51	0.65%	163
Textron, Inc.	48	0.35%	138
Insteel Industries, Inc.	64	0.24%	88
Owens Corning	53	0.45%	7
Dorian LPG Ltd.	226	0.27%	—
Worthington Industries, Inc.	75	0.39%	(59)
Garmin Ltd.	82	1.05%	(68)
Donaldson Company, Inc.	103	0.57%	(193)
OSI Systems, Inc.	61	0.53%	(235)
MDU Resources Group, Inc.	195	0.56%	(270)
Vishay Intertechnology, Inc.	347	0.71%	(306)
3M Co.	53	0.88%	(325)
Snap-on, Inc.	44	0.89%	(416)
Toro Co.	103	0.97%	(431)
Huntington Ingalls Industries, Inc.	37	0.65%	(558)
Vontier Corp.	220	0.64%	(565)
Sturm Ruger & Company, Inc.	103	0.66%	(727)
Total Industrial			9,839

Energy
Equitrans Midstream Corp.	221	0.21%	303
Kinder Morgan, Inc.	139	0.21%	17
Antero Midstream Corp.	233	0.21%	(169)
Total Energy			151
Total GS Equity Long Custom Basket			$60,139

GS EQUITY SHORT CUSTOM BASKET
Financial
Americold Realty Trust	493	(0.87)%	$2,499
Park Hotels & Resorts, Inc.	1,518	(1.60)%	232
Lincoln National Corp.	262	(1.00)%	168
Welltower, Inc.	293	(1.40)%	134
RLJ Lodging Trust	1,874	(1.46)%	39
DiamondRock Hospitality Co.	1,662	(0.89)%	(27)
Sunstone Hotel Investors, Inc.	1,931	(1.27)%	(340)
Wells Fargo & Co.	475	(1.27)%	(502)
Sun Communities, Inc.	64	(0.75)%	(510)
Safehold, Inc.	342	(1.53)%	(539)
Xenia Hotels & Resorts, Inc.	876	(0.89)%	(663)
Pebblebrook Hotel Trust	1,066	(1.33)%	(1,089)
Northern Trust Corp.	120	(0.80)%	(1,206)
Signature Bank	54	(0.98)%	(1,365)
Bank of New York Mellon Corp.	358	(1.16)%	(1,450)
Western Alliance Bancorporation	249	(1.50)%	(1,495)
Equitable Holdings, Inc.	740	(1.36)%	(1,531)
Host Hotels & Resorts, Inc.	1,728	(1.68)%	(1,542)
Ryman Hospitality Properties, Inc.	284	(1.46)%	(1,658)
Kennedy-Wilson Holdings, Inc.	1,356	(1.81)%	(1,750)
Outfront Media, Inc.	802	(1.20)%	(1,968)
Equinix, Inc.	30	(1.42)%	(2,189)
Apartment Income REIT Corp.	589	(1.80)%	(2,224)
State Street Corp.	332	(1.72)%	(2,382)
Comerica, Inc.	384	(1.87)%	(2,622)
Howard Hughes Corp.	247	(1.40)%	(4,269)
Total Financial			(28,249)

Industrial
Stericycle, Inc.	388	(1.29)%	5,463
Boeing Co.	138	(1.55)%	2,142
US Ecology, Inc.	509	(0.91)%	2,141
Jacobs Engineering Group, Inc.	242	(1.88)%	92
TransDigm Group, Inc.	16	(0.57)%	(16)
Howmet Aerospace, Inc.	527	(0.94)%	(1,027)
Waste Management, Inc.	129	(1.20)%	(3,808)
Republic Services, Inc. — Class A	178	(1.39)%	(5,398)
Tetra Tech, Inc.	114	(1.08)%	(7,072)
Casella Waste Systems, Inc. — Class A	307	(1.46)%	(8,733)
Total Industrial			(16,216)

Consumer, Non-cyclical
Teladoc Health, Inc.	145	(0.74)%	4,147
Guardant Health, Inc.	137	(0.77)%	3,822
CoStar Group, Inc.	288	(1.27)%	2,206
Viad Corp.	308	(0.74)%	1,017
US Foods Holding Corp.	281	(0.55)%	335
ASGN, Inc.	120	(0.83)%	213
Brink’s Co.	105	(0.38)%	35
Verisk Analytics, Inc. — Class A	72	(0.92)%	(243)
Equifax, Inc.	49	(0.80)%	(575)
Rollins, Inc.	483	(0.92)%	(588)
TransUnion	108	(0.72)%	(613)
Sysco Corp.	228	(1.00)%	(1,126)
Dun & Bradstreet Holdings, Inc.	836	(0.96)%	(1,228)
Cintas Corp.	64	(1.58)%	(1,338)

168 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2021
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Driven Brands Holdings, Inc.	805	(1.51)%	$(3,952)
Total Consumer, Non-cyclical			2,112

Technology
Coupa Software, Inc.	55	(0.49)%	5,839
Twilio, Inc. — Class A	34	(0.50)%	2,863
Clarivate plc	350	(0.46)%	1,187
Avalara, Inc.	34	(0.25)%	1,113
Zscaler, Inc.	16	(0.29)%	375
Allscripts Healthcare Solutions, Inc.	525	(0.54)%	153
Smartsheet, Inc. — Class A	63	(0.27)%	(112)
Leidos Holdings, Inc.	104	(0.52)%	(138)
Snowflake, Inc. — Class A	30	(0.57)%	(969)
Ceridian HCM Holding, Inc.	110	(0.64)%	(1,508)
KBR, Inc.	638	(1.70)%	(4,031)
Total Technology			4,772

Energy
Plug Power, Inc.	151	(0.24)%	1,464
Denbury, Inc.	126	(0.54)%	(2)
Range Resources Corp.	430	(0.43)%	(198)
Marathon Petroleum Corp.	206	(0.74)%	(258)
Schlumberger N.V.	792	(1.33)%	(502)
Hess Corp.	191	(0.79)%	(507)
Halliburton Co.	1,216	(1.55)%	(674)
NOV, Inc.	807	(0.61)%	(686)
Pioneer Natural Resources Co.	115	(1.17)%	(800)
Patterson-UTI Energy, Inc.	1,476	(0.70)%	(951)
Total Energy			(3,114)

Communications
Okta, Inc.	58	(0.73)%	2,558
Uber Technologies, Inc.	518	(1.21)%	1,874
Airbnb, Inc. — Class A	54	(0.50)%	1,296
Zillow Group, Inc. — Class C	136	(0.49)%	(274)
Opendoor Technologies, Inc.	577	(0.47)%	(407)
Lyft, Inc. — Class A	503	(1.20)%	(667)
Total Communications			4,380

Consumer, Cyclical
Freshpet, Inc.	91	(0.48)%	6,171
United Airlines Holdings, Inc.	723	(1.77)%	5,063
Delta Air Lines, Inc.	809	(1.77)%	2,877
Frontier Group Holdings, Inc.	649	(0.49)%	2,069
Spirit Airlines, Inc.	574	(0.70)%	1,976
Tesla, Inc.	9	(0.53)%	1,076
American Airlines Group, Inc.	1,655	(1.66)%	44
Royal Caribbean Cruises Ltd.	185	(0.79)%	(192)
Wynn Resorts Ltd.	82	(0.39)%	(283)
Las Vegas Sands Corp.	194	(0.41)%	(489)
IAA, Inc.	332	(0.94)%	(680)
Carnival Corp.	735	(0.83)%	(1,350)
Madison Square Garden Sports Corp. — Class A	162	(1.57)%	(1,675)
Copart, Inc.	113	(0.96)%	(1,844)
Total Consumer, Cyclical			12,763

Utilities
ONE Gas, Inc.	445	(1.93)%	(927)
Atmos Energy Corp.	333	(1.95)%	(1,329)
CenterPoint Energy, Inc.	1,055	(1.64)%	(1,780)
Edison International	492	(1.88)%	(5,108)
Total Utilities			(9,144)
Total GS Equity Short Custom Basket			$(32,696)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as custom basket swap collateral at December 31, 2021.
[2]	Rate indicated is the 7-day yield as of December 31, 2021.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 169

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2021
SERIES Z (ALPHA OPPORTUNITY SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,383,154	$—	$—	$4,383,154
Money Market Fund	114,817	—	—	114,817
Equity Custom Basket Swap Agreements**	—	120,079	—	120,079
Total Assets	$4,497,971	$120,079	$—	$4,618,050

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Custom Basket Swap Agreements**	$—	$64,663	$—	$64,663

**	This derivative is reported as unrealized appreciation/depreciation at period end.

170 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Z (ALPHA OPPORTUNITY SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:
Investments, at value (cost $4,208,094)	$4,497,971
Cash	14,448
Unrealized appreciation on OTC swap agreements	120,079
Prepaid expenses	2,131
Receivables:
Investment Adviser	9,203
Dividends	3,301
Fund shares sold	137
Total assets	4,647,270

Liabilities:
Unrealized depreciation on OTC swap agreements	64,663
Payable for:
Swap settlement	39,301
Professional fees	28,751
Fund accounting/administration fees	3,898
Trustees’ fees*	3,167
Transfer agent/maintenance fees	2,114
Distribution and service fees	937
Fund shares redeemed	70
Miscellaneous	9,187
Total liabilities	152,088
Commitments and contingent liabilities (Note 12)	—
Net assets	$4,495,182

Net assets consist of:
Paid in capital	$5,475,017
Total distributable earnings (loss)	(979,835)
Net assets	$4,495,182
Capital shares outstanding	268,201
Net asset value per share	$16.76

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

Investment Income:
Dividends	$106,607
Interest	12
Total investment income	106,619

Expenses:
Management fees	40,695
Distribution and service fees	11,304
Transfer agent/maintenance fees	25,124
Professional fees	40,898
Fund accounting/administration fees	32,253
Custodian fees	22,172
Trustees’ fees*	17,221
Pricing service expense	11,060
Line of credit fees	228
Interest expense	10
Miscellaneous	6,316
Total expenses	207,281
Less:
Expenses reimbursed by Adviser	(75,883)
Expenses waived by Adviser	(40,725)
Total waived/reimbursed expenses	(116,608)
Net expenses	90,673
Net investment income	15,946

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,284,741
Swap agreements	(1,056,284)
Net realized gain	228,457
Net change in unrealized appreciation (depreciation) on:
Investments	(172,627)
Swap agreements	504,312
Net change in unrealized appreciation (depreciation)	331,685
Net realized and unrealized gain	560,142
Net increase in net assets resulting from operations	$576,088

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 171

SERIES Z (ALPHA OPPORTUNITY SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$15,946	$21,165
Net realized gain (loss) on investments	228,457	(7,970)
Net change in unrealized appreciation (depreciation) on investments	331,685	(63,272)
Net increase (decrease) in net assets resulting from operations	576,088	(50,077)

Distributions to shareholders	(28,089)	(31,639)

Capital share transactions:
Proceeds from sale of shares	50,760	78,547
Distributions reinvested	28,089	31,639
Cost of shares redeemed	(667,050)	(1,722,128)
Net decrease from capital share transactions	(588,201)	(1,611,942)
Net decrease in net assets	(40,202)	(1,693,658)

Net assets:
Beginning of year	4,535,384	6,229,042
End of year	$4,495,182	$4,535,384

Capital share activity:
Shares sold	3,202	5,512
Shares issued from reinvestment of distributions	1,805	2,180
Shares redeemed	(42,689)	(120,777)
Net decrease in shares	(37,682)	(113,085)

172 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Z (ALPHA OPPORTUNITY SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$14.83	$14.87	$15.27	$20.05	$18.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.06	.07	.04	(.04)
Net gain (loss) on investments (realized and unrealized)	1.97	(.01)	(.45)	(2.28)	1.39
Total from investment operations	2.03	.05	(.38)	(2.24)	1.35
Less distributions from:
Net investment income	(.10)	(.09)	(.02)	—	—
Net realized gains	—	—	—	(2.54)	—
Total distributions	(.10)	(.09)	(.02)	(2.54)	—
Net asset value, end of period	$16.76	$14.83	$14.87	$15.27	$20.05

Total Return[b]	13.81%	0.27%	(2.45%)	(11.57%)	7.22%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,495	$4,535	$6,229	$8,056	$12,317
Ratios to average net assets:
Net investment income (loss)	0.35%	0.41%	0.44%	0.22%	(0.23%)
Total expenses[c]	4.58%	3.98%	3.52%	2.47%	2.48%
Net expenses[d,e,f]	2.01%	2.01%	2.00%	1.99%	2.22%
Portfolio turnover rate	204%	171%	172%	219%	182%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
—	—	—	—	0.15%

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
2.00%	2.00%	2.00%	1.99%	2.13%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 173

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Variable Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately. At December 31, 2021, the Trust consisted of fourteen funds.The Trust offers shares of the funds to insurance companies for their variable annunity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Series A (StylePlus—Large Core Series)	Diversified
Series B (Large Cap Value Series)	Diversified
Series D (World Equity Income Series)	Diversified
Series E (Total Return Bond Series)	Diversified
Series F (Floating Rate Strategies Series)	Diversified
Series J (StylePlus—Mid Growth Series)	Diversified
Series N (Managed Asset Allocation Series)	Diversified
Series O (All Cap Value Series)	Diversified
Series P (High Yield Series)	Diversified
Series Q (Small Cap Value Series)	Diversified
Series V (SMid Cap Value Series)	Diversified
Series X (StylePlus—Small Growth Series)	Diversified
Series Y (StylePlus—Large Growth Series)	Diversified
Series Z (Alpha Opportunity Series)	Diversified

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. GPIM provides advisory services to Series F (Floating Rate Strategies Series) and Security Investors, LLC provides advisory services to the remaining Funds covered in this report. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are

174 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

CLOs, CDOs, MBS, ABS, and other structured finance securities are generally valued using a pricing service.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee. Funds that invest in loans or asset-backed securities as part of their investment strategies may have a significant amount of these instruments that are fair valued.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by a fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s primary exchange on which the swap is traded Exchange close price, adjusted for the current day’s spreads.

The values of other swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Trust invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Funds’ Schedules of Investments.

The Funds invest in loans and other similar debt obligations (“obligations”). A portion of the Funds’ investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Funds may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Funds may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Funds are subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Funds may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Funds on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(f) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

176 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(g) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(h) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(i) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(j) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(k) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2021, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(l) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior

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NOTES TO FINANCIAL STATEMENTS (continued)

and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

Certain Funds may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Funds and included in interest income on the Statements of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(m) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(n) Expenses

Expenses directly attributable to a Fund are charged directly to the Fund. Other expenses common to various funds within the fund complex are generally allocated amongst such funds on the basis of average net assets.

(o) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended December 31, 2021, are disclosed in the Statements of Operations.

(p) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.07% at December 31, 2021.

(q) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(r) Special Purpose Acquisition Companies

The Funds may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend

178 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Funds invest will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Funds’ use and volume of call/put options purchased on a monthly basis:

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NOTES TO FINANCIAL STATEMENTS (continued)

		Average Notional Amount
Fund	Use	Call	Put
Series E (Total Return Bond Series)	Duration, Hedge	$85,108,333	$1,455,523

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Funds’ use and volume of call/put options written on a monthly basis:

		Average Notional Amount
Fund	Use	Call	Put
Series E (Total Return Bond Series)	Duration, Hedge	$3,289	$1,455,523

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Series A (StylePlus—Large Core Series)	Index exposure	$4,183,435	$—
Series D (World Equity Income Series)	Hedge	—	10,905,892
Series J (StylePlus—Mid Growth Series)	Index exposure	2,993,144	—
Series N (Managed Asset Allocation Series)	Index exposure, Speculation	11,399,973	574,341
Series X (StylePlus—Small Growth Series)	Index exposure	1,032,053	—
Series Y (StylePlus—Large Growth Series)	Index exposure	952,976	—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

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NOTES TO FINANCIAL STATEMENTS (continued)

Total return and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return or custom basket swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Series A (StylePlus—Large Core Series)	Index exposure	$206,398,441	$—
Series E (Total Return Bond Series)	Index exposure, Income	345,308	54,205
Series J (StylePlus—Mid Growth Series)	Index exposure	163,684,227	—
Series P (High Yield Series)	Index exposure, Income	1,077,411	—
Series X (StylePlus—Small Growth Series)	Index exposure	31,432,889	—
Series Y (StylePlus—Large Growth Series)	Index exposure	43,518,714	—

The following table represents the Funds’ use and volume of custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Series Z (Alpha Opportunity Series)	Hedge, Leverage	$1,327,466	$3,753,525

Interest rate swaps involve the exchange by the Funds with another party for their respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Funds’ use and volume of interest rate swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Pay Floating Rate	Receive Floating Rate
Series E (Total Return Bond Series)	Duration, Hedge	$14,366,667	$—

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 181

NOTES TO FINANCIAL STATEMENTS (continued)

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
Series E (Total Return Bond Series)	Income, Index exposure	$163,333	$600,000
Series P (High Yield Series)	Index exposure	466,667	—

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Funds may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Funds’ use and volume of forward foreign currency exchange contracts on a monthly basis:

		Average Value
Fund	Use	Purchased	Sold
Series E (Total Return Bond Series)	Hedge, Income	$4,509,529	$4,848,354
Series P (High Yield Series)	Hedge	12,217	302,080

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/interest rate futures contracts	—	Variation margin on futures contracts
Currency forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Equity/interest rate swap contracts	Unrealized appreciation on OTC swap agreements Unamortized upfront premiums paid on interest rate swap agreements Variation margin on interest rate swaps agreements	Unrealized depreciation on OTC swap agreements —
Curency/equity/interest rate option contracts	Investments in unaffiliated issuers, at value	Options written, at value

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NOTES TO FINANCIAL STATEMENTS (continued)

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2021:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Interest Rate Risk*	Options Written Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Total Value at December 31, 2021
Series A (StylePlus—Large Core Series)	$100,275	$19,979,155	$—	$—	$—	$—	$—	$20,079,430
Series E (Total Return Bond Series)	—	—	—	—	—	88,299	132,515	220,814
Series J (StylePlus—Mid Growth Series)	67,206	5,052,896	—	—	—	—	—	5,120,102
Series N (Managed Asset Allocation Series)	106,088	—	17,656	—	—	—	—	123,744
Series X (StylePlus—Small Growth Series)	25,864	—	—	—	—	—	—	25,864
Series Y (StylePlus—Large Growth Series)	24,999	4,743,001	—	—	—	—	—	4,768,000
Series Z (Alpha Opportunity Series)	—	120,079	—	—	—	—	—	120,079

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Interest Rate Risk*	Options Written Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Total Value at December 31, 2021
Series E (Total Return Bond Series)	$—	$—	$—	$146,804	$620	$61,927	$—	$209,351
Series N (Managed Asset Allocation Series)	2,816	—	873	—	—	—	—	3,689
Series P (High Yield Series)	—	—	—	—	—	11,883	—	11,883
Series X (StylePlus—Small Growth Series)	—	99,596	—	—	—	—	—	99,596
Series Z (Alpha Opportunity Series)	—	64,663	—	—	—	—	—	64,663

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency/equity/interest rate futures contracts	Net realized gain (loss) on futures contracts Net change in unrealized appreciation (depreciation) on futures contracts
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Equity/interest rate option contracts

Net realized gain (loss) on options purchased

Net change in unrealized appreciation (depreciation) on options purchased

Net realized gain (loss) on options options written

Net change in unrealized appreciation (depreciation) on options written

Credit/equity/interest rate swap contracts	Net realized gain (loss) on swap agreements Net change in unrealized appreciation (depreciation) on swap agreements

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Total
Series A (StylePlus—Large Core Series)	$1,323,011	$52,295,640	$—	$—	$—	$—	$—	$—	$—	$—	$53,618,651
Series D (World Equity Income Series)	—	—	80,880	—	—	—	—	—	—	—	80,880
Series E (Total Return Bond Series)	—	—	—	—	(555,860)	50,144	74,950	(159,835)	598,296	329,101	336,796
Series J (StylePlus—Mid Growth Series)	575,767	39,413,847	—	—	—	—	—	—	—	—	39,989,614
Series N (Managed Asset Allocation Series)	1,034,241	—	(5,993)	(141,110)	—	—	—	—	—	—	887,138
Series P (High Yield Series)	—	—	—	—	—	230,367	—	—	37,491	—	267,858
Series X (StylePlus—Small Growth Series)	127,994	7,976,409	—	—	—	—	—	—	—	—	8,104,403
Series Y (StylePlus—Large Growth Series)	305,195	9,966,431	—	—	—	—	—	—	—	—	10,271,626
Series Z (Alpha Opportunity Series)	—	(1,056,284)	—	—	—	—	—	—	—	—	(1,056,284)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Total
Series A (StylePlus—Large Core Series)	$68,935	$(1,710,537)	$—	$—	$—	$—	$—	$—	$—	$—	$(1,641,602)
Series E (Total Return Bond Series)	—	—	—	—	(92,418)	(50,227)	2,596	—	(581,829)	(375,189)	(1,097,067)
Series J (StylePlus—Mid Growth Series)	50,533	(20,061,120)	—	—	—	—	—	—	—	—	(20,010,587)
Series N (Managed Asset Allocation Series)	(90,555)	—	865	14,474	—	—	—	—	—	—	(75,216)
Series P (High Yield Series)	—	—	—	—	—	(155,839)	—	—	(11,883)	—	(167,722)
Series X (StylePlus—Small Growth Series)	21,857	(7,083,134)	—	—	—	—	—	—	—	—	(7,061,277)
Series Y (StylePlus—Large Growth Series)	16,943	344,865	—	—	—	—	—	—	—	—	361,808
Series Z (Alpha Opportunity Series)	—	504,312	—	—	—	—	—	—	—	—	504,312

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

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NOTES TO FINANCIAL STATEMENTS (continued)

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets.A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Funds may incur transaction costs in connection with conversions between various currencies. The Funds may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 185

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Series A (StylePlus—Large Core Series)	Swap equity contracts	$19,979,155	$—	$19,979,155	$—	$(19,979,155)	$—
Series E (Total Return Bond Series)	Forward foreign currency exchange contracts	88,299	—	88,299	(30,176)	(58,123)	—
Series E (Total Return Bond Series)	Options Purchased	132,515	—	132,515	(16,963)	(44,663)	70,889
Series J (StylePlus—Mid Growth Series)	Swap equity contracts	5,052,896	—	5,052,896	—	(5,052,896)	—
Series Y (StylePlus—Large Growth Series)	Swap equity contracts	4,743,001	—	4,743,001	—	(4,743,001)	—
Series Z (Alpha Opportunity Series)	Custom basket swap agreements	120,079	—	120,079	(64,663)	—	55,416

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Series E (Total Return Bond Series)	Forward foreign currency exchange contracts	$61,927	$—	$61,927	$(47,139)	$—	$14,788
Series P (High Yield Series)	Forward foreign currency exchange contracts	11,883	—	11,883	—	—	11,883
Series X (StylePlus—Small Growth Series)	Swap equity contracts	99,596	—	99,596	—	—	99,596
Series Z (Alpha Opportunity Series)	Custom basket swap agreements	64,663	—	64,663	(64,663)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

186 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2021.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Series A (StylePlus—Large Core Series)	Morgan Stanley Capital Services LLC	Futures contracts	$250,000	$—
	Wells Fargo Bank, N.A.	Total return swap agreements	—	20,280,000
Series A (StylePlus—Large Core Series) Total			250,000	20,280,000
Series D (World Equity Income Series)	BofA Securities, Inc.	Futures contracts	89,100	—
Series E (Total Return Bond Series)	BofA Securities, Inc.	Interest rate swap agreements	—	1,553
	Goldman Sachs International	Forward foreign currency exchange contracts	—	70,000
	Morgan Stanley Capital Services LLC	Options	—	83,357
Series E (Total Return Bond Series) Total			—	154,910
Series J (StylePlus—Mid Growth Series)	Morgan Stanley Capital Services LLC	Futures contracts	136,500	—
	Wells Fargo Bank, N.A.	Total return swap agreements	—	5,640,000
Series J (StylePlus—Mid Growth Series) Total			136,500	5,640,000
Series X (StylePlus—Small Growth Series)	Morgan Stanley Capital Services LLC	Futures contracts	72,500	—
Series Y (StylePlus—Large Growth Series)	Morgan Stanley Capital Services LLC	Futures contracts	69,000	—
	Wells Fargo Bank, N.A.	Total return swap agreements	—	5,020,000
Series Y (StylePlus—Large Growth Series) Total			69,000	5,020,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2, as indicated in this report.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 187

NOTES TO FINANCIAL STATEMENTS (continued)

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Funds’ assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates. Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Series A (StylePlus—Large Core Series)	0.75%
Series B (Large Cap Value Series)	0.65%
Series D (World Equity Income Series)	0.70%
Series E (Total Return Bond Series)	0.39%
Series F (Floating Rate Strategies Series)	0.65%[1]
Series J (StylePlus—Mid Growth Series)	0.75%
Series N (Managed Asset Allocation Series)	0.40%
Series O (All Cap Value Series)	0.70%
Series P (High Yield Series)	0.60%
Series Q (Small Cap Value Series)	0.75%
Series V (SMid Cap Value Series)	0.75%
Series X (StylePlus—Small Growth Series)	0.75%
Series Y (StylePlus—Large Growth Series)	0.65%
Series Z (Alpha Opportunity Series)	0.90%

[1]	The Series F management fee is subject to a 0.05% reduction on assets over $5 billion.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act that allows those Funds to pay distribution and shareholder services fees to GFD. The Funds will pay distribution and shareholder services fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD may, in turn, pay all or a portion of the proceeds from the distribution and shareholder services fees to insurance companies or their affiliates and qualified plan administrators (“intermediaries”) for services they provide on behalf of the Funds to current and prospective variable contract owners and qualified plan participants that invest in the Funds through the intermediaries.

188 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for the Funds, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Series A (StylePlus—Large Core Series)	0.91%	05/01/17	05/01/22
Series B (Large Cap Value Series)	0.80%	05/01/17	05/01/22
Series D (World Equity Income Series)	0.90%	05/01/17	05/01/22
Series E (Total Return Bond Series)	0.81%	11/30/12	05/01/22
Series F (Floating Rate Strategies Series)	1.15%	04/22/13	05/01/22
Series J (StylePlus—Mid Growth Series)	0.94%	05/01/17	05/01/22
Series O (All Cap Value Series)	0.88%	05/01/17	05/01/22
Series P (High Yield Series)	1.07%	10/20/14	05/01/22
Series Q (Small Cap Value Series)	1.14%	05/01/17	05/01/22
Series V (Mid Cap Value Series)	0.91%	05/01/17	05/01/22
Series X (StylePlus—Small Growth Series)	1.06%	05/01/17	05/01/22
Series Y (StylePlus—Large Growth Series)	0.93%	05/01/17	05/01/22
Series Z (Alpha Opportunity Series)	2.00%	05/31/17	05/01/22

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At December 31, 2021, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended December 31, are presented in the following table:

Fund	2022	2023	2024	Total
Series A (StylePlus—Large Core Series)	$627,973	$609,622	$578,663	$1,816,258
Series B (Large Cap Value Series)	596,531	569,190	555,924	1,721,645
Series D (World Equity Income Series)	384,683	358,470	347,403	1,090,556
Series E (Total Return Bond Series)	159,891	102,283	72,779	334,953
Series F (Floating Rate Strategies Series)	92,992	97,708	76,984	267,684
Series J (StylePlus—Mid Growth Series)	429,212	445,780	434,128	1,309,120
Series O (All Cap Value Series)	319,350	288,584	268,200	876,134
Series P (High Yield Series)	112,110	111,843	90,246	314,199
Series Q (Small Cap Value Series)	107,646	89,756	58,292	255,694
Series V (SMid Cap Value Series)	531,107	493,187	452,499	1,476,793
Series X (StylePlus—Small Growth Series)	151,315	130,501	130,621	412,437
Series Y (StylePlus—Large Growth Series)	163,763	153,061	141,551	458,375
Series Z (Alpha Opportunity Series)	108,215	101,516	116,608	326,339

For the year ended December 31 2021, no amounts were recouped by GI.

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NOTES TO FINANCIAL STATEMENTS (continued)

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2021, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Series A (StylePlus—Large Core Series)	$143,333
Series E (Total Return Bond Series)	34,801
Series J (StylePlus—Mid Growth Series)	101,748
Series N (Managed Asset Allocation Series)	2,608
Series X (StylePlus—Small Growth Series)	20,818
Series Y (StylePlus—Large Growth Series)	25,691

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended December 31, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Series A (StylePlus—Large Core Series)	$26,897,830	$—	$26,897,830
Series B (Large Cap Value Series)	4,627,125	12,501	4,639,626
Series D (World Equity Income Series)	2,031,098	—	2,031,098
Series E (Total Return Bond Series)	5,202,765	2,465,765	7,668,530
Series F (Floating Rate Strategies Series)	1,106,221	—	1,106,221
Series J (StylePlus—Mid Growth Series)	27,828,628	1,704	27,830,332
Series N (Managed Asset Allocation Series)	900,457	2,575,357	3,475,814
Series O (All Cap Value Series)	1,808,620	523,822	2,332,442
Series P (High Yield Series)	2,204,042	—	2,204,042
Series Q (Small Cap Value Series)	557,150	—	557,150
Series V (SMid Cap Value Series)	3,140,125	—	3,140,125
Series X (StylePlus—Small Growth Series)	1,474,151	—	1,474,151
Series Y (StylePlus—Large Growth Series)	11,035,296	—	11,035,296
Series Z (Alpha Opportunity Series)	28,089	—	28,089

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2020 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Series A (StylePlus—Large Core Series)	$12,350,787	$—	$12,350,787
Series B (Large Cap Value Series)	3,913,860	13,318,423	17,232,283
Series D (World Equity Income Series)	3,479,403	1,215,536	4,694,939
Series E (Total Return Bond Series)	2,739,180	—	2,739,180
Series F (Floating Rate Strategies Series)	2,229,065	—	2,229,065
Series J (StylePlus—Mid Growth Series)	9,832,328	—	9,832,328
Series N (Managed Asset Allocation Series)	1,463,049	1,736,981	3,200,030
Series O (All Cap Value Series)	1,587,955	4,713,044	6,300,999
Series P (High Yield Series)	3,157,421	—	3,157,421
Series Q (Small Cap Value Series)	1,453,190	3,494,871	4,948,061
Series V (SMid Cap Value Series)	1,965,149	6,227,332	8,192,481
Series X (StylePlus—Small Growth Series)	390,463	—	390,463
Series Y (StylePlus—Large Growth Series)	2,418,053	45,170	2,463,223
Series Z (Alpha Opportunity Series)	31,639	—	31,639

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of December 31, 2021 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Series A (StylePlus—Large Core Series)	$58,472,857	$255,841	$27,584,926	$—	$86,313,624
Series B (Large Cap Value Series)	4,784,503	18,052,547	68,787,874	—	91,624,924
Series D (World Equity Income Series)	20,302,879	6,856,672	14,579,938	—	41,739,489
Series E (Total Return Bond Series)	4,733,547	—	3,266,002	(84,212)	7,915,337
Series F (Floating Rate Strategies Series)	1,070,948	—	(436,656)	(3,673,709)	(3,039,417)
Series J (StylePlus—Mid Growth Series)	43,846,919	—	7,640,507	—	51,487,426
Series N (Managed Asset Allocation Series)	646,522	3,402,931	13,233,414	—	17,282,867
Series O (All Cap Value Series)	2,559,861	8,818,369	28,156,264	—	39,534,494
Series P (High Yield Series)	2,217,001	—	(618,651)	(7,830,697)	(6,232,347)
Series Q (Small Cap Value Series)	1,571,083	2,238,636	14,191,615	—	18,001,334
Series V (SMid Cap Value Series)	5,230,979	14,835,809	38,922,136	—	58,988,924
Series X (StylePlus—Small Growth Series)	8,872,917	80,941	818,010	—	9,771,868
Series Y (StylePlus—Large Growth Series)	10,461,273	10,993	7,298,724	—	17,770,990
Series Z (Alpha Opportunity Series)	16,413	—	339,452	(1,335,700)	(979,835)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of December 31, 2021, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Series F (Floating Rate Strategies Series)	$(415,505)	$(3,258,204)	$(3,673,709)
Series P (High Yield Series)	—	(7,830,697)	(7,830,697)
Series Z (Alpha Opportunity Series)	(1,335,700)	—	(1,335,700)

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NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended December 31, 2021, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Series D (World Equity Income Series)	$3,274,927
Series P (High Yield Series)	1,215,787
Series Q (Small Cap Value Series)	4,360,702
Series V (SMid Cap Value Series)	3,024,879
Series Z (Alpha Opportunity Series)	197,443

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, foreign currency gains and losses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, return of capital distributions received, income accruals on certain investments, income recharacterization from certain investments, investments in swap agreements, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of bond premium/discount amortization, losses deferred due to straddles, and the “mark-to-market” of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2021 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Series A (StylePlus—Large Core Series)	$4,564,688	$(4,564,688)
Series B (Large Cap Value Series)	1,615,452	(1,615,452)
Series D (World Equity Income Series)	2,190,719	(2,190,719)
Series E (Total Return Bond Series)	1,739,065	(1,739,065)
Series J (StylePlus—Mid Growth Series)	4,440,317	(4,440,317)
Series N (Managed Asset Allocation Series)	388,758	(388,758)
Series O (All Cap Value Series)	1,069,989	(1,069,989)
Series Q (Small Cap Value Series)	223,788	(223,788)
Series V (SMid Cap Value Series)	1,648,690	(1,648,690)
Series X (StylePlus—Small Growth Series)	766,278	(766,278)
Series Y (StylePlus—Large Growth Series)	1,604,112	(1,604,112)
Series Z (Alpha Opportunity Series)	(28)	28

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NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Series A (StylePlus—Large Core Series)	$263,177,265	$28,183,504	$(598,578)	$27,584,926
Series B (Large Cap Value Series)	168,015,864	70,625,908	(1,838,034)	68,787,874
Series D (World Equity Income Series)	123,412,541	17,069,790	(2,493,175)	14,576,615
Series E (Total Return Bond Series)	173,140,887	4,694,468	(1,428,181)	3,266,287
Series F (Floating Rate Strategies Series)	54,314,450	96,291	(533,913)	(437,622)
Series J (StylePlus—Mid Growth Series)	196,293,192	8,441,671	(801,164)	7,640,507
Series N (Managed Asset Allocation Series)	33,588,325	13,479,601	(246,167)	13,233,434
Series O (All Cap Value Series)	74,802,959	29,419,963	(1,263,699)	28,156,264
Series P (High Yield Series)	45,369,928	925,544	(1,544,307)	(618,763)
Series Q (Small Cap Value Series)	59,609,384	17,910,347	(3,718,732)	14,191,615
Series V (SMid Cap Value Series)	148,499,281	46,078,634	(7,156,498)	38,922,136
Series X (StylePlus—Small Growth Series)	36,179,623	1,067,236	(249,226)	818,010
Series Y (StylePlus—Large Growth Series)	55,700,529	7,429,435	(130,711)	7,298,724
Series Z (Alpha Opportunity Series)	4,213,935	473,458	(134,006)	339,452

Note 7 – Securities Transactions

For the year ended December 31, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Series A (StylePlus—Large Core Series)	$123,764,875	$81,053,906
Series B (Large Cap Value Series)	49,602,360	75,155,264
Series D (World Equity Income Series)	246,322,369	257,324,044
Series E (Total Return Bond Series)	86,799,036	103,350,193
Series F (Floating Rate Strategies Series)	36,143,045	24,144,974
Series J (StylePlus—Mid Growth Series)	115,018,268	114,245,440
Series N (Managed Asset Allocation Series)	11,962,656	13,202,771
Series O (All Cap Value Series)	25,855,158	38,423,804
Series P (High Yield Series)	35,266,671	37,687,993
Series Q (Small Cap Value Series)	22,648,377	30,251,101
Series V (SMid Cap Value Series)	62,008,461	89,511,853
Series X (StylePlus—Small Growth Series)	23,907,918	26,240,559
Series Y (StylePlus—Large Growth Series)	27,399,235	20,381,768
Series Z (Alpha Opportunity Series)	9,547,537	11,222,902

For the year ended December 31, 2021, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Series E (Total Return Bond Series)	$48,227,621	$35,224,910

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common

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NOTES TO FINANCIAL STATEMENTS (continued)

trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2021, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain
Series E (Total Return Bond Series)	$739,384	$3,633,092	$335,125
Series F (Floating Rate Strategies Series)	—	845,948	8,216
Series P (High Yield Series)	597,641	3,337,689	87,290

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, certain Funds held unfunded loan commitments as of December 31, 2021. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of December 31, 2021, were as follows:

Fund	Borrower	Maturity Date	Face Amount	Value
Series E (Total Return Bond Series)
	Authentic Brands	12/10/28	$396,269	$1,982
	Higginbotham	11/25/26	93,937	1,147
	MB2 Dental Solutions LLC	01/29/27	95,679	1,619
	National Mentor Holdings, Inc.	03/02/28	4,467	18
	Pacific Bells, LLC	10/06/28	1,546	8
	Service Logic Acquisition, Inc.	10/29/27	7,612	29
	KKR Core Holding Company LLC	07/15/31	440,000	—
			$1,039,510	$4,803
Series F (Floating Rate Strategies Series)
	Aveanna Healthcare LLC	07/17/28	$37,736	$229
	Medical Solutions Parent Holdings, Inc.	11/01/28	80,000	171
	Mission Veterinary Partners	04/27/28	250,000	1,250
	National Mentor Holdings, Inc.	03/02/28	20,587	85
	Osmosis Holdings Australia II Pty Ltd.	07/31/28	8,889	—
	Pro Mach Group, Inc.	08/31/28	22,346	—
			$419,558	$1,735
Series P (High Yield Series)
	Boyd Corp.	07/24/26	$50,000	$63
	Confluent Health LLC	10/27/28	13,274	22
	FR Refuel LLC	11/02/28	8,750	66
	National Mentor Holdings, Inc.	03/02/28	4,467	18
	Pro Mach Group, Inc.	08/31/28	8,380	—
	SCP Eye Care Services LLC	03/16/28	22,159	—
	Taxware Holdings (Sovos Compliance LLC)	08/11/28	11,045	—
			$118,075	$169

194 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Fund	Restricted Securities	Acquisition Date	Cost	Value
Series E (Total Return Bond Series)
	Copper River CLO Ltd.
	2007-1A, due 01/20/21[1]	05/09/14	$—	$120
	FKRT
	2.21% due 11/30/58	09/24/21	749,993	743,925
	LSTAR Securities Investment Ltd.
	2021-1, 1.90% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26[2]	02/04/21	269,230	270,000
	LSTAR Securities Investment Ltd.
	2021-2, 1.80% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26[2]	03/17/21	233,544	234,224
			$1,252,767	$1,248,269
Series P (High Yield Series)
	Basic Energy Services, Inc.
	due 10/15/23[3]	09/25/18	$174,194	$12,250
	Mirabela Nickel Ltd.
	due 06/24/19[3]	12/31/13	353,909	19,504
			$528,103	$31,754

[1]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[2]

Variable rate security. Rate indicated is the rate effective at December 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Security is in default of interest and/or principal obligations.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,230,000,000 line of credit from Citibank, N.A., which was in place through October 2, 2021, at which time the line of credit was renewed. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the year ended December 31, 2021.

In addition, Series E (Total Return Bond Series) and Series F (Floating Rate Strategies Series)(the “Funds”) entered into an additional unlimited credit facility agreement with BNP Paribas Prime Brokerage, Inc. (the “counterparty”) whereby the counterparty has agreed to provide secured financing to the Funds and the Funds will provide pledged collateral to the counterparty. Fees related to borrowings, if any, equate to 1 month LIBOR plus 0.90%. The Funds did not have any borrowings under this agreement at or during the year ended December 31, 2021.

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 11 – Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended December 31, 2021, the following Funds entered into reverse repurchase agreements:

Fund	Number of Days Outstanding	Balance at December 31, 2021	Average Balance Outstanding	Average Interest Rate
Series E (Total Return Bond Series)	216	$12,707,001	$5,445,402	(0.07%)
Series P (High Yield Series)	359	271,094	2,106,579	0.32%

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Statements of Assets of Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Series E (Total Return Bond Series)	Reverse repurchase agreements	$12,707,001	$—	$12,707,001	$(12,707,001)	$—	$—
Series P (High Yield Series)	Reverse repurchase agreements	271,094	—	271,094	(271,094)	—	—

As of December 31, 2021, the Series E (Total Return Bond Series) Fund and Series P (High Yield Series) Fund had $12,707,001 and $271,094, respectively, in reverse repurchase agreements outstanding with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Fund	Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
Series E (Total Return Bond Series)	BofA Securities, Inc	(0.09% - 0.1%)	1/03/22-1/04/22	$6,429,371
	Barclays Bank plc	(0.1%)	1/4/2022	4,950,000
	Bank of Montreal	0.15%	1/3/2022	1,327,630
				$12,707,001
Series P (High Yield Series)	Barclays Bank plc	(2.00%)*	Open Maturity	$271,094

*

The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective as of December 31, 2021.

196 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of period-end, aggregated by asset class of the related collateral pledged by the Fund:

Fund	Asset Type	Up to 30 days	Overnight and continuous	Total
Series E (Total Return Bond Series)	U.S. Government Securities	$12,707,001	$—	$12,707,001
Gross amount of recognized liabilities for reverse repurchase agreements		$12,707,001	$—	$12,707,001
Series P (High Yield Series)	Corporate Bonds	$—	$271,094	$271,094
Gross amount of recognized liabilities for reverse repurchase agreements		$—	$271,094	$271,094

Note 12 – Legal Proceedings

Tribune Company

SBL Fund has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the SBL Fund of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the SBL Fund, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). SBL Fund has been named as a defendant in two of the SLCFC actions: Deutsche Bank Trust Co. Americas v. Ohlson Enter., No. 12-0064 (S.D.N.Y.) and Deutsche Bank Trust Co. Americas v. Cantor Fitzgerald & Co., No. 11-4900 (S.D.N.Y.). In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020,

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NOTES TO FINANCIAL STATEMENTS (continued)

plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include SBL Fund. Defendants filed an opposition to the petition for certiorari on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. The Court denied the petition for certiorari on April 19, 2021.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020. On August 20, 2021, the Second Circuit affirmed the District Court’s orders: (1) dismissing the intentional fraudulent conveyance claims against the shareholder-defendants; and (2) denying the plaintiff leave to amend the complaint to add a constructive fraudulent conveyance claim against the shareholder-defendants. Plaintiff filed a petition for rehearing en banc on September 3, 2021. On October 7, 2021, the Second Circuit denied the petition. On January 5, 2022, Plaintiff filed a petition for certiorari in the U.S. Supreme Court. That petition was denied on February 22, 2022.

None of these lawsuits alleges any wrongdoing on the part of Guggenheim Variable Funds Trust f/k/a SBL Fund. The following series of Guggenheim Variable Funds Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Series A (StylePlus–Large Core Series) f/k/a Series H (Enhanced Index Series), Series N (Managed Asset Allocation Series) and Series O (All Cap Value Series) (the “Funds”). The value of the proceeds received by the foregoing Funds was $158,950, $51,000 and $3,774,000, respectively. At this stage of the proceedings, Guggenheim Variable Funds Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 13 – COVID-19

The outbreak of COVID-19 and the recovery response causes at times disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded to this situation with significant fiscal and monetary policy changes. These include

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NOTES TO FINANCIAL STATEMENTS (concluded)

providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. Recently, the U.S. and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. These actions also contribute to a risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Note 14 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Variable Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Variable Funds Trust (the “Trust”) (comprising Series A (Style Plus—Large Core Series), Series B (Large Cap Value Series), Series D (World Equity Income Series), Series E (Total Return Bond Series), Series F (Floating Rate Strategies Series), Series J (Style Plus—Mid Growth Series), Series N (Managed Asset Allocation Series), Series O (All Cap Value Series), Series P (High Yield Series), Series Q (Small Cap Value Series), Series V (SMid Cap Value Series), Series X (Style Plus—Small Growth Series), Series Y (Style Plus—Large Growth Series) and Series Z (Alpha Opportunity Series) (collectively referred to as the “Funds”)), including the schedules of investments, as of December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Guggenheim Variable Funds Trust at December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, transfer agent, paying agents, and brokers or by other appropriate auditing procedures where replies from paying agents or brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 28, 2022

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2022, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2021.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending December 31, 2021, the following Funds had the corresponding percentages qualify for the dividends received deduction for corporations.

Fund	Dividend Received Deduction
Series A (StylePlus—Large Core Series)	2.56%
Series B (Large Cap Value Series)	100.00%
Series D (World Equity Income Series)	78.76%
Series E (Total Return Bond Series)	0.13%
Series J (StylePlus—Mid Growth Series)	0.85%
Series N (Managed Asset Allocation Series)	18.21%
Series O (All Cap Value Series)	100.00%
Series P (High Yield Series)	0.35%
Series Q (Small Cap Value Series)	100.00%
Series V (SMid Cap Value Series)	100.00%
Series X (StylePlus—Small Growth Series)	2.34%
Series Y (StylePlus—Large Growth Series)	0.85%
Series Z (Alpha Opportunity Series)	100.00%

With respect to the taxable year ended December 31, 2021, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Series A (StylePlus—Large Core Series)	$—	$4,564,688
Series B (Large Cap Value Series)	12,501	1,615,452
Series D (World Equity Income Series)	—	2,190,719
Series E (Total Return Bond Series)	2,465,765	1,413,793
Series J (StylePlus—Mid Growth Series)	1,704	4,140,317
Series N (Managed Asset Allocation Series)	2,575,357	388,759
Series O (All Cap Value Series)	523,822	1,069,989
Series Q (Small Cap Value Series)	—	223,788
Series V (SMid Cap Value Series)	—	1,648,690
Series X (StylePlus—Small Growth Series)	—	766,278
Series Y (StylePlus—Large Growth Series)	—	1,059,766

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your contract or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report. You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper may apply to all portfolio companies available under your contract.

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OTHER INFORMATION (Unaudited)(concluded)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge, upon request, by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	156

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	155

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present).	155

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	156

Current: Advent Convertible and Income Fund (2005-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	155

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

155

Former: Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	155	Former: Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim
Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018)

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

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How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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Item 2.	Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.)

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2021 and December 31, 2020 were $335,517, and $335,517, respectively.

(b) Audit-Related Fees. The aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended December 31, 2021 and December 31, 2020 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended December 31, 2021 and December 31, 2020 were $0 and $0, respectively.

(c) Tax Fees. The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2021 and December 31, 2020 were $86,828, and $86,584, respectively. These services consisted of [(i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations].

(d) All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended December 31, 2021 and December 31, 2020 were $0 and $0, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures.

(1) Audit Committee pre-approval policies and procedures:

To fulfill its responsibilities and duties the Audit Committee (the “Committee”) shall:

1.	Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter (collectively, “Identified Services”).

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)	For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.

(e)	All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Principal/Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)	The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

2.	Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)	For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

a.	Pre-Approval Requirements

i.	Categories of Services to be Reviewed and Considered for Pre-Approval

1.	Audit Services

a.	Annual financial statement audits

b.	Seed audits (related to new product filings, as required)

c.	SEC and regulatory filings and consents

2.	Audit-Related Services

a.	Accounting consultations

b.	Fund merger/reorganization support services

c.	Other accounting related matters

d.	Agreed upon procedures reports

e.	Attestation reports

f.	Other internal control reports

3.	Tax Services

a.	Recurring tax services:

i.	Preparation of Federal and state income tax returns, including extensions

ii.	Preparation of calculations of taxable income, including fiscal year tax designations

iii.	Preparation of annual Federal excise tax returns (if applicable)

iv.	Preparation of calendar year excise distribution calculations

v.	Calculation of tax equalization on an as-needed basis

vi.	Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds

vii.	Preparation of the estimated excise distribution calculations on an as-needed basis

viii.	Preparation of calendar year shareholder reporting designations on Form 1099

ix.	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

x.	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

xi.	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

b.	Permissible non-recurring tax services upon request:

i.	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

ii.	Assistance with corporate actions and tax treatment of complex securities and structured products

iii.	Assistance with IRS ruling requests and calculation of deficiency dividends

iv.	Conduct training sessions for the Adviser’s internal tax resources

v.	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

vi.	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

vii.	RIC qualification reviews

viii.	Tax distribution analysis and planning

ix.	Tax authority examination services

x.	Tax appeals support services

xi.	Tax accounting methods studies

xii.	Fund merger, reorganization and liquidation support services

xiii.	Tax compliance, planning and advice services and related projects

xiv.	Assistance with out of state residency status

xv.	Provision of tax compliance services in India for Funds with direct investments in India

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $86,828, and $86,584, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-end Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13.	Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guggenheim Variable Funds Trust

By (Signature and Title)*	/s/ Brian Binder
Brian Binder, President and Chief Executive Officer

Date	March 10, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian Binder
Brian Binder, President and Chief Executive Officer

Date	March 10, 2022

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer, Chief Accounting Officer and Treasurer

Date	March 10, 2022

*	Print the name and title of each signing officer under his or her signature.